Building Lease Agreements between WHTS Freedom Circle Partners LLC, Landlord and PMC-Sierra, Inc., Tenant, with amendment dated April 7, 2000 and addition dated July 20, 2000.


                                      LEASE

                      WHTS FREEDOM CIRCLE PARTNERS, L.L.C.,

                      a Delaware limited liability company,

                                    Landlord

                                       and

                               PMC - SIERRA, INC.,

                             a Delaware corporation,

                                     Tenant

                                       for

                                Mission Towers I

                            3975 Freedom Circle Drive

                             Santa Clara, California

                               February ____, 2000

                                TABLE OF CONTENTS

                                                                          Page

ARTICLE 1 BASIC LEASE PROVISIONS...........................................

ARTICLE 2 PREMISES, TERM, RENT.............................................

ARTICLE 3 USE AND OCCUPANCY................................................

ARTICLE 4 CONDITION OF THE PREMISES........................................

ARTICLE 5 ALTERATIONS......................................................

ARTICLE 6 REPAIRS..........................................................

ARTICLE 7 INCREASES IN TAXES AND OPERATING EXPENSES........................

ARTICLE 8 REQUIREMENTS OF LAW..............................................

ARTICLE 9 SUBORDINATION....................................................

ARTICLE 10 SERVICES........................................................

ARTICLE 11 INSURANCE; PROPERTY LOSS OR DAMAGE..............................

ARTICLE 12 EMINENT DOMAIN..................................................

ARTICLE 13 ASSIGNMENT AND SUBLETTING.......................................

ARTICLE 14 ACCESS TO PREMISES..............................................

ARTICLE 15 DEFAULT.........................................................

ARTICLE 16 LANDLORD'S RIGHT TO CURE; FEES AND EXPENSES.....................

ARTICLE 17 NO REPRESENTATIONS BY LANDLORD; LANDLORD'S APPROVAL.............

ARTICLE 18 END OF TERM.....................................................

ARTICLE 19 QUIET ENJOYMENT.................................................

ARTICLE 20 NO SURRENDER; NO WAIVER.........................................

ARTICLE 21 WAIVER OF TRIAL BY JURY; COUNTERCLAIM...........................

ARTICLE 22 NOTICES.........................................................

ARTICLE 23 RULES AND REGULATIONS...........................................

ARTICLE 24 BROKER..........................................................

ARTICLE 25 INDEMNITY.......................................................

ARTICLE 26 MISCELLANEOUS...................................................

ARTICLE 27 SECURITY DEPOSIT................................................

ARTICLE 28 PARKING.........................................................

ARTICLE 29 RENEWAL TERM....................................................

ARTICLE 30 ROOF SPACE AND SATELLITE ANTENNA................................

ARTICLE 31 GENERATOR.......................................................

ARTICLE 32 SIGNAGE.........................................................

                              Schedule of Exhibits

Exhibit A-1       Floor Plan of the First Floor

Exhibit A-2       Floor Plan of the Second Floor

Exhibit A-3       Floor Plan of the Third Floor

Exhibit A-4       Floor Plan of the Fourth Floor

Exhibit A-5       Floor Plan of the Fifth Floor

Exhibit B         Definitions

Exhibit C         Work Letter

Exhibit D         Design Standards

Exhibit E         Cleaning Specifications

Exhibit F         Rules and Regulations

Exhibit G         Development Specifications

Exhibit H         Base Building Work

Exhibit I         Form of Letter of Credit

                                      LEASE

                  THIS LEASE is made as of the ____ day of February, 2000 ("Effective Date"), between WHTS freedom circle towers, l.l.c. ("Landlord"), a Delaware limited liability company, and pmc - sierra, inc. ("Tenant"), a Delaware corporation.

                  Landlord and Tenant hereby agree as follows:

                                    ARTICLE 1

                             BASIC LEASE PROVISIONS

PREMISES The entire first, second, third, fourth and fifth floors of the Building, as more particularly shown on Exhibits A-1, A-2, A-3, A-4 and A-5.

BUILDING The building, fixtures, equipment and other improvements and appurtenances now located or hereafter erected, located or placed upon the land known as Mission Towers I, 3975 Freedom Circle Drive, Santa Clara, California.

BUILDING TWO The building, fixtures, equipment and other improvements and appurtenances now located or hereafter erected, located or placed upon the land known as Mission Towers II, 3985 Freedom Circle Drive, Santa Clara, California.

PROJECT The Building, Building Two and the Garage together with all related Common Areas.

GARAGE The parking structure, fixtures and other improvements and appurtenances now located or hereafter erected, located or placed upon the land known as Mission Towers I, 3975 Freedom Circle Drive, Santa Clara, California.

REAL PROPERTY       The  Building,  together with the plot of land upon which it stands.

SCHEDULED
DELIVERY DATE       July 1, 2000.

SCHEDULED
COMMENCEMENT DATE   October 1, 2000.

COMMENCEMENT DATE   The later to occur of (a) the Scheduled  Commencement  Date, and (b) the 90th calendar day following the date of Landlord's tender of possession of the Premises with the Base Building Work Substantially Complete.

RENT COMMENCEMENT
DATE                The Commencement Date.

EXPIRATION DATE     The date  which is the  last day of the  month in which  the
                    10th anniversary of the Commencement Date occurs, or the last day of any renewal or extended term, if the Term of this Lease is extended in accordance with any express provision hereof.

TERM The period commencing on the Commencement Date and ending on the Expiration Date.

PERMITTED USES      Offices for the transaction of Tenant's  business in keeping with Comparable Buildings, including the operation of an electronic verification lab within the Premises and a shipping and receiving area adjacent to the Building loading dock.

TENANT'S
PROPORTIONATE
SHARE               38.6926%

AREA OF BUILDING    282,084 rentable square feet (253,901 usable square feet).

AREA OF PREMISES    Floor 1:  12,763 rentable square feet
                              (11,488 usable square feet).
                    Floor 2:  21,813 rentable square feet
                              (19,634 usable square feet).
                    Floor 3:  24,856 rentable square feet
                              (22,373 usable square feet).
                    Floor 4:  24,856 rentable square feet
                              (22,373 usable square feet).
                    Floor 5:  24,856 rentable square feet
                              (22,373 usable square feet)
                    Total:    109,146 rentable square feet
                              (98,241 usable square feet).

FIXED RENT          Period        Per Annum        Per Month
                    ------        ---------        ---------
                    Year 1        $3,777,465.60    $314,788.80
                    Year 2        $3,909,676.92    $325,806.41
                    Year 3        $4,046,515.68    $337,209.64
                    Year 4        $4,188,143.52    $349,011.96
                    Year 5        $4,334,728.68    $361,227.39
                    Year 6        $4,486,444.08    $373,870.34
                    Year 7        $4,643,469.72    $386,955.81
                    Year 8        $4,805,991.12    $400,499.26
                    Year 9        $4,974,200.88    $414,516.74
                    Year 10       $5,148,297.84    $429,024.82

ADDITIONAL          RENT All sums other  than  Fixed  Rent  payable by Tenant to
                    Landlord under this Lease,  including  Tenant's Tax Payment,
                    Tenant's Operating Payment, late charges, overtime or excess service  charges,  damages,  and  interest  and other  costs
                    related  to   Tenant's   failure  to  perform   any  of  its
                    obligations under this Lease.


RENT                Fixed Rent and Additional Rent, collectively.

INTEREST RATE The lesser of (i) 4% per annum above the then-current Base Rate, and (ii) the maximum rate permitted by applicable law.

SECURITY DEPOSIT    $2,500,000,  subject to reduction in accordance with Section
                    27.5.

TENANT'S ADDRESS
FOR NOTICES                  Until Tenant commences business operations
                             from the Premises:

                             PMC - Sierra, Inc.
                             8555 Baxter Place, Suite 105
                             Burnaby, British Columbia V5A4V7
                             Canada
                             Attn:  Geraldine Jones

                             Thereafter:

                             PMC - Sierra, Inc.
                             3975 Freedom Circle Drive
                             Santa Clara, California  95054
                             Attn:  Vice President - Administration

LANDLORD'S ADDRESS
FOR NOTICES                  WHTS Freedom Circle Partners, L.L.C.
                             c/o Tishman Speyer Properties, L.P.
                             444 Castro Street
                             Mountain View, California  94041
                             Attn:  Property Manager

                             Copies to:


                             WHTS Freedom Circle Partners, L.L.C.
                             c/o Tishman Speyer Properties, L.P.
                             520 Madison Avenue
                             New York, New York  10022
                             Attn:  Chief Financial Officer

                             and:

                             Tishman Speyer Properties, L.P.
                             520 Madison Avenue
                             New York, New York  10022
                             Attn:  General Counsel

                             and:

                             Goldman, Sachs & Co.
                             100 Crescent Court, Suite 1000
                             Dallas, Texas  75201
                             Attention:  Mr. Paul Milosevich

                             and:

                             Whitehall Street Real Estate Limited Partnership IX c/o Goldman, Sachs & Co.
                             85 Broad Street
                             New York, New York  10004
                             Attention:  Mr. Steven M. Feldman

TENANT'S BROKER              Colliers International.

LANDLORD'S BROKER            Cornish & Carey Commercial

LANDLORD'S AGENT             Tishman Speyer  Properties,  L.P. or any other
                             person designated at any time and from
                             time to time by Landlord as Landlord's Agent.

Landlord's contribution      $3,274,380.00.

All capitalized terms used in this Lease without definition are defined in Exhibit B.

                                    ARTICLE 2

                              PREMISES, TERM, RENT

         Lease of Premises. Subject to the terms of this Lease, Landlord leases to Tenant and Tenant leases from Landlord the Premises for the Term. In addition, Landlord grants to Tenant the right to use, on a non-exclusive basis and in common with other tenants, the Common Areas.

         Rentable Area. Subject to adjustment as herein provided, the rentable square footage of the Premises and the Building are agreed to be the numbers of square feet respectively specified in the Basic Lease Information. The "usable area" of the Premises and Building has been calculated and determined in accordance with the "Standard Method for Measuring Floor Area in Office Buildings," ANSI/BOMA Z65.1-1996, as published by the Building Owners and Managers Association International (the "BOMA Standard"). The rentable square footage of the Building and the Premises are determined by multiplying the usable area of the Premises and Building by 111.10% (the "Load Factor"), which Load Factor is agreed to by Landlord and Tenant. If Tenant wishes to verify that the usable area of the Premises and the Building (as determined in accordance with BOMA Standards) are as set forth in the Basic Lease Information, then at any time prior to the Commencement Date Tenant shall have the right to cause an independent architect or space planner to verify Landlord's square footage numbers, which determination shall be subject to Landlord's reasonable approval. If the final rentable square footage of the Premises as so determined is different then as set forth in the Basic Lease Information, the Fixed Rent, Tenant's Proportionate Share and Landlord's Contribution shall be appropriately adjusted.

         Commencement Date. Upon the Effective Date, the terms and provisions hereof shall be fully binding on Landlord and Tenant prior to the occurrence of the Commencement Date. The Term of this Lease shall commence on the Commencement Date. Unless sooner terminated or extended as hereinafter provided, the Term shall end on the Expiration Date. If Landlord does not tender possession of the Premises to Tenant on or before the Scheduled Delivery Date, for any reason whatsoever, Landlord shall not be liable for any damage thereby, this Lease shall not be void or voidable thereby, and the Term shall not commence until the 90th calendar day after Landlord tenders possession of the Premises to Tenant in the condition required by Article 4. No failure to tender possession of the Premises to Tenant on or before the Scheduled Delivery Date shall affect any other obligations of Tenant hereunder; provided, however, that if Landlord fails to tender possession of the Premises to Tenant on or before September 1, 2000, then, except to the extent caused by Unavoidable Delays, Tenant shall receive for each day of delay thereafter with respect to the Premises a credit against Fixed Rent in an amount equal to $8,000.00 per day. Landlord shall use its commercially reasonable efforts to cause the Base Building Work to be Substantially Complete on or before the Commencement Date. The Base Building Work shall be deemed to be "Substantially Complete" upon the date by which there remains no incomplete or defective item of the Base Building Work that would materially adversely affect Tenant's intended use of the Premises and that Landlord has obtained (or as of the Commencement Date will have obtained) all necessary permits and approvals from Governmental Authorities with respect to the Base Building Work required for the legal occupancy of the Premises for the Permitted Use (subject to Substantial Completion by Tenant of the Initial Installations). Once the Commencement Date is determined, Landlord and Tenant shall execute an agreement stating the Commencement Date and Expiration Date, but the failure to do so will not affect the determination of such dates.

         Payment of Rent. Tenant shall pay to Landlord, without notice or demand, and without any set-off, counterclaim, abatement or deduction whatsoever, except as may be expressly set forth in this Lease, in lawful money of the United States by wire transfer of funds or by check drawn upon a bank approved by Landlord, (i) Fixed Rent in equal monthly installments, in advance, on the first day of each month during the Term, commencing on the Rent Commencement Date, and (ii) Additional Rent, at the times and in the manner set forth in this Lease.

         First Month's Rent. Tenant shall pay one month's Fixed Rent upon the execution of this Lease ("Advance Rent"). If the Rent Commencement Date is on the first day of a month, the Advance Rent shall be credited towards the first month's Fixed Rent payment. If the Rent Commencement Date is not the first day of a month, then on the Rent Commencement Date Tenant shall pay Fixed Rent for the period from the Rent Commencement Date through the last day of such month, and the Advance Rent shall be credited towards Fixed Rent for the next succeeding calendar month.

                                    ARTICLE 3

                                USE AND OCCUPANCY

                  Tenant shall use and occupy the Premises for the Permitted Uses and for no other purpose. Tenant shall not use or occupy or permit the use or occupancy of any part of the Premises in a manner constituting a Prohibited Use. If Tenant uses the Premises for a purpose constituting a Prohibited Use, violating any Requirement, or causing the Building to be in violation of any Requirement, then Tenant shall promptly discontinue such use upon notice of such violation. Tenant, at its expense, shall procure and at all times maintain and comply with the terms and conditions of all licenses and permits required for the lawful conduct of the Permitted Uses in the Premises.

                                    ARTICLE 4

                            CONDITION OF THE PREMISES

                  As of the Effective Date, Landlord is causing construction of the core and shell of the Building and Garage. Attached hereto as Exhibit G and incorporated herein by reference is a list of the drawings and specifications for the design and construction of the Building (collectively the "Development Specifications"). The Development Specifications have previously been made available to Tenant for its review. Landlord, at its sole cost and expense, shall complete construction of the Building: (a) in substantial accordance with the Development Specifications; and (b) in a good workmanlike manner, to a general standard of construction equal to or greater than that of other Comparable Buildings. At the time of Landlord's tender of possession of the Premises, those portions of the Base Building Work, as more particularly described on Exhibit H, which are necessary to be completed for the orderly and effective construction of the Initial Installations shall be Substantially Complete. Subject to the foregoing, Tenant shall: (a) accept possession of the Premises in its then "As-Is" condition, and (b) except for Landlord's Contribution, Landlord has no obligation to perform any work, supply any materials, incur any expense or make any alterations or improvements to prepare the Premises for Tenant's occupancy. Tenant's occupancy of any part of the Premises shall be conclusive evidence, as against Tenant, that Landlord has Substantially Completed the Base Building Work, Tenant has accepted possession of the Premises in its then current condition and at the time such possession was taken, the Premises and the Building were in a good and satisfactory condition as required by this Lease except for latent defects in the Base Building Work not visually discoverable by Tenant upon a reasonably diligent inspection and subject to the completion by Landlord of any "punch list" items or similar corrective work; provided, however, that Landlord shall have no obligation to correct latent defects not reported to Landlord in writing within 12 months of the acceptance of the Premises by Tenant. Landlord, at Landlord's sole cost and expense and not as a deduction or offset from the amount of Landlord's Contribution or as part of Operating Expenses, shall be responsible for ensuring that, as of the Commencement Date, the Base Building Work (including the roof and all Building Systems) is in good working condition and repair, free from any known code violations and in compliance with all Requirements. In addition, in accordance with the terms and provisions of
Section 6.1 below, Landlord shall be responsible for the correction of any latent or patent defects in the Landlord Repair Areas (as hereinafter defined) at any time during this Term of the Lease or any extension thereof. Landlord agrees to exercise commercially reasonable efforts to enforce any and all construction, design and materials warranties obtained by Landlord with respect to the Base Building Work ("Construction Warranties"). No provision of this
Article 4 shall diminish Landlord's obligations under Section 6.1 below.

                                    ARTICLE 5

                                   ALTERATIONS

         Tenant's Alterations. (a) Tenant shall not make any alterations, additions or other physical changes in or about the Premises (collectively, "Alterations") other than decorative Alterations such as painting, wall coverings and floor coverings (collectively, "Decorative Alterations"), without Landlord's prior consent, which consent shall not be unreasonably withheld so long as such Alterations (i) are non-structural and do not affect any Building Systems, (ii) affect only the Premises and are not visible from outside of the Premises, (iii) do not affect the certificate of occupancy issued for the Building or the Premises, and (iv) do not violate any Requirement. Notwithstanding the foregoing, Tenant may perform Alterations without Landlord's prior approval, if the cost to perform such work does not exceed $10,000 and provided the same (i) are non-structural and do not affect any Building Systems,
(ii) affect only the Premises and are not visible from outside of the  Premises,
(iii) do not affect the certificate of occupancy issued for the Building or the Premises, and (iv) do not violate any Requirement.

                  Plans and  Specifications.  Prior to making  any  Alterations,
Tenant, at its expense, shall (i) submit to Landlord for its approval, detailed plans and specifications ("Plans") of each proposed Alteration (other than Decorative Alterations), and with respect to any Alteration affecting any Building System, evidence that the Alteration has been designed by, or reviewed and approved by, Landlord's designated engineer for the affected Building System, (ii) obtain all permits, approvals and certificates required by any Governmental Authorities, (iii) furnish to Landlord duplicate original policies or certificates of worker's compensation (covering all persons to be employed by Tenant, and Tenant's contractors and subcontractors in connection with such Alteration) and commercial general liability (including property damage coverage) insurance and Builder's Risk coverage (as described in Article 11) all in such form, with such companies, for such periods and in such amounts as Landlord may reasonably require, naming Landlord, Landlord's Agent any Lessor and any Mortgagee as additional insureds, and (iv) with respect to any Alterations individually costing at least $500,000, furnish to Landlord reasonably satisfactory evidence of Tenant's ability to complete and to fully pay for such Alterations (other than the Initial Installations and Decorative Alterations). Tenant shall give Landlord not less than 5 Business Days' notice prior to performing any Decorative Alteration, which notice shall contain a description of such Decorative Alteration.

                  Governmental Approvals. Tenant, at its expense, shall, as and when required, promptly obtain certificates of partial and final approval of such Alterations required by any Governmental Authority and shall furnish Landlord with copies thereof, together with "as-built" Plans for such Alterations prepared on an AutoCAD Computer Assisted Drafting and Design System (or such other system or medium as Landlord may accept), using naming conventions issued by the American Institute of Architects in June, 1990 (or such other naming conventions as Landlord may accept) and magnetic computer media of such record drawings and specifications translated in DFX format or another format acceptable to Landlord.

         Manner and Quality of Alterations.  All Alterations  shall be performed
(a) in a good and workmanlike manner and free from defects, (b) substantially in accordance with the Plans, and by contractors approved by Landlord, and (c) in compliance with all Requirements, the terms of this Lease and all construction procedures and regulations then prescribed by Landlord. All materials and equipment shall be of first quality and at least equal to the applicable standards for the Building then established by Landlord, and no such materials or equipment (other than Tenant's Property) shall be subject to any lien or other encumbrance.

         Removal of Tenant's Property. Tenant's Property shall remain the property of Tenant and Tenant may remove the same at any time on or before the Expiration Date. On or prior to the Expiration Date, Tenant shall, unless otherwise directed by Landlord, at Tenant's expense, remove any Specialty
Alteration and close up any slab penetrations in the Premises. Tenant shall repair and restore, in a good and workmanlike manner, any damage to the Premises or the Building caused by Tenant's removal of any Specialty Alterations or Tenant's Property or by the closing of any slab penetrations, and upon default thereof, Tenant shall reimburse Landlord, on demand, for Landlord's cost of repairing and restoring such damage. Any Above Building Standard Installations (as hereinafter defined) or Tenant's Property not so removed shall be deemed abandoned and Landlord may remove and dispose of same, and repair and restore any damage caused thereby, at Tenant's cost and without accountability to Tenant. Tenant shall not be required to remove any of the Initial Installations or any subsequent Alterations unless, in either case, the same constitute Specialty Alterations which Landlord advises Tenant must be removed at the time consent thereto was granted. Concurrently with the issuance of its consent to the performance of the Initial Installations or of any Alterations, Landlord will notify Tenant whether any such component of the Initial Installations or any such Alterations, or any material component thereof (including, without limitation, any oversized or exposed conduit) not expressly included within the definition of Specialty Alterations is considered by Landlord to be such.

         Mechanic's Liens. Tenant, at its expense, shall discharge any lien or charge filed against the Real Property in connection with any work done or claimed to have been done by or on behalf of, or materials furnished or claimed to have been furnished to, Tenant, within 10 days after Tenant's receipt of notice thereof by payment, filing the bond required by law or otherwise in accordance with law.

         Labor Relations. Tenant shall not employ, or permit the employment of, any contractor, mechanic or laborer, or permit any materials to be delivered to or used in the Building, if, in Landlord's sole judgment, such employment, delivery or use will interfere or cause any conflict with other contractors, mechanics or laborers engaged in the construction, maintenance or operation of the Building by Landlord, Tenant or others. If such interference or conflict occurs, upon Landlord's request, Tenant shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately.

         Tenant's Costs. Tenant shall pay promptly to Landlord, upon demand, all out-of-pocket costs actually incurred by Landlord in connection with Tenant's Alterations, including costs incurred in connection with (a) Landlord's review of the Alterations (including review of requests for approval thereof) which costs reimbursable by Tenant shall not exceed $1,500 per request for consent and
(b) the provision of Building personnel during the performance of any Alteration, to operate elevators or otherwise to facilitate Tenant's
Alterations. In addition, if Tenant's Alterations cost more than $100,000.00, Tenant shall pay to Landlord, upon demand, an administrative fee in an amount equal to 1% of the total cost of such Alterations.

         Tenant's Equipment. Tenant shall provide notice to Landlord prior to moving any heavy machinery, heavy equipment, freight, bulky matter or fixtures (collectively, "Equipment") into or out of the Building and shall pay to Landlord any costs actually incurred by Landlord in connection therewith. If such Equipment requires special handling, Tenant agrees (a) to employ only persons holding all necessary licenses to perform such work, (b) all work performed in connection therewith shall comply with all applicable Requirements and (c) such work shall be done only during hours designated by Landlord.

         Legal Compliance. The approval of Plans, or consent by Landlord to the making of any Alterations, does not constitute Landlord's representation that such Plans or Alterations comply with any Requirements. Landlord shall not be liable to Tenant or any other party in connection with Landlord's approval of any Plans, or Landlord's consent to Tenant's performing any Alterations. If any Alterations made by or on behalf of Tenant, require Landlord to make any alterations or improvements to any part of the Building in order to comply with any Requirements, Tenant shall pay all costs and expenses incurred by Landlord in connection with such alterations or improvements.

         Floor Load. Tenant shall not place a load upon any floor of the Premises that exceeds 100 pounds per square foot "live load" on the ground floor and 80 pounds per square foot "live load" on the upper floors. Landlord reserves the right to reasonably designate the position of all Equipment which Tenant wishes to place within the Premises, and to place reasonable limitations on the weight thereof consistent with the floor loads described above.

                                    ARTICLE 6

                                     REPAIRS

         Landlord's Repair and Maintenance. Landlord shall operate, maintain and, except as provided in Section 6.2 hereof, make all necessary repairs (both structural and nonstructural) to the structural portions of the Building and the Premises (including without limitation, the roof, foundation, floor slab, exterior walls and load bearing walls), (ii) the Building Systems, and (iii) the Common Areas, in conformance with standards applicable to Comparable Buildings (collectively, the "Landlord Repair Areas").

         Tenant's Repair and Maintenance. Tenant shall promptly, at its expense and in compliance with Article 5, make all nonstructural repairs to the Premises and the fixtures, equipment and/or and appurtenances therein (collectively, "Building Fixtures") as and when needed to preserve the Premises in good working order and condition, except for reasonable wear and tear and damage from condemnation or casualty. All damage to the Building or to any portion thereof, or to any Building Fixtures requiring structural or nonstructural repair caused by or resulting from any act, omission, neglect or improper conduct of or the moving of Tenant's Property or Equipment into, within or out of the Premises by a Tenant Party, shall be repaired at Tenant's expense by (i) Tenant, if the required repairs are nonstructural in nature and do not affect any Building System, or (ii) Landlord, if the required repairs are structural in nature, involve replacement of exterior window glass or affect any Building System. All Tenant repairs shall be of good quality utilizing new construction materials. If Tenant fails after 10 days' notice (or such shorter period as may be required in an emergency) to proceed with due diligence to make any repairs required to be made by Tenant, Landlord may make such repairs and all costs and expenses incurred by Landlord on account thereof, plus interest thereon at the Interest Rate, shall be paid by Tenant within 10 days after delivery of an invoice therefor.

         Interruptions Due to Repairs. Landlord reserves the right to make all changes, alterations, additions, improvements, repairs or replacements to the Real Property, including the Building Systems (collectively, "Restorative Work"), as Landlord deems necessary or desirable, provided that in no event shall the level of any Building service decrease in any material respect from the level required of Landlord in this Lease as a result thereof (other than temporary changes in the level of such services during the performance of any such Restorative Work). Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises during the performance of such Restorative Work. There shall be no Rent abatement or allowance to Tenant for a diminution of rental value, no actual or constructive eviction of Tenant, in whole or in part, no relief from any of Tenant's other obligations under this Lease, and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others performing, or failing to perform, any Restorative Work. Landlord shall use its commercially reasonable efforts to restore any interruption of access, use or services as soon as reasonably possible. Notwithstanding any contrary provision of this Lease, if Tenant is prevented from using for the conduct of its business, and does not use for the conduct of its business, the Premises or any material portion thereof, for 15 consecutive Business Days (the "Eligibility Period") as a result of (i) any construction, repair, maintenance or alteration performed by Landlord after the Commencement Date and not necessitated by the negligence or willful misconduct of any Tenant Party, or
(ii) the failure in any material respect of Landlord or its agents or contractors to provide to the Premises any of the utilities and services required to be provided under this Lease (including Article 10 below) and not caused by the negligence or willful misconduct of any Tenant Party or otherwise due to the occurrence of a casualty or condemnation, (iii) any failure to provide access to the Premises and not caused by the negligence or willful misconduct of any Tenant Party or otherwise due to the occurrence of a casualty or condemnation, or (iv) because of the presence of Hazardous Materials in, on or around the Building, the Premises or the Real Property which were not caused or introduced by any Tenant Party and which Hazardous Materials pose a material and significant health risk to occupants of the Premises, then, in any and all such events, Tenant's obligation to pay Fixed Rent, Tenant's Operating Payment and Tenant's Tax Payment shall be abated or reduced, as the case may be, from and after the first (1st) day following the last day of the Eligibility Period and continuing for such time that Tenant continues to be so prevented from using for the conduct of its business, and does not so use for the conduct of its business, the Premises or a material portion thereof, in the proportion that the rentable square feet of the portion of the Premises that Tenant is prevented from using, and does not so use, bears to the total rentable square feet of the Premises.

                                    ARTICLE 7

                    INCREASES IN TAXES AND OPERATING EXPENSES

          Definitions. For the purposes of this Article 7, the following terms shall have the meanings set forth below:

                  "Assessed Valuation" shall mean the amount for which the Real Property is assessed by the County Assessor of Santa Clara for the purpose of imposition of Taxes.

                  "Comparison Year" shall mean any calendar year all or any portion of which occurs during the Term.

                  "Operating Expenses" shall mean the aggregate of all costs and expenses, without duplication, paid or incurred by or on behalf of Landlord in connection with the ownership, operation, repair and maintenance of the Real Property, including capital improvements only if such capital improvement either
(i) is reasonably intended to result in a reduction in Operating Expenses (as for example, a labor-saving improvement) provided, the amount included in Operating Expenses in any Comparison Year shall not exceed an amount equal to the savings reasonably anticipated to result from the installation and operation of such improvement, and/or (ii) is made during any Comparison Year in compliance with Requirements. Such capital improvements shall be amortized (with interest at the Base Rate) on a straight-line basis over the useful life of such capital improvement as Landlord shall reasonably determine, and the amount included in Operating Expenses in any Comparison Year shall be equal to the annual amortized amount. Operating Expenses shall not include any Excluded Expenses. If during all or part of any Comparison Year, Landlord shall not furnish any particular item(s) of work or service (which would otherwise constitute an Operating Expense) to any leasable portions of the Building for any reason but continues to furnish or provide such work or services to the Premises, then, for purposes of computing Operating Expenses for such period, the amount included in Operating Expenses for such period shall be increased by an amount equal to the costs and expenses that would have been reasonably incurred by Landlord during such period if Landlord had furnished such item(s) of work or service to such portion of the Building. In determining the amount of Operating Expenses for any Comparison Year, if less than 95% of the Building rentable area is occupied by tenants at any time during any such Comparison Year, Operating Expenses shall be determined for such Comparison Year to be an amount equal to the like expenses which would normally be expected to be incurred had such occupancy been 95% throughout such Comparison Year.

                  Tenant  understands and  acknowledges  that, from time to time during the Term, the Building may be operated by Landlord as part of the Project, comprising the Building, the Garage and Common Areas adjacent to the Building and Building Two. For purposes of this Article 7, the Building and Building Two are sometimes hereinafter jointly referred to as the "Project." Landlord shall have the right, from time to time during the Term, to operate the Project in an integrated fashion, and to include within Operating Expenses and Real Property Taxes a reasonable allocation of the amount of Operating Expenses and Real Property Taxes paid or incurred by Landlord with respect to the Project. During such periods of time as Landlord so elects, "Tenant's Proportionate Share" shall mean the product of (a) the rentable area of the Premises, and (b) a fraction, the numerator of which is one and the denominator of which is the rentable area of the Project. In addition, during such periods of time as Landlord does not elect to determine Operating Expenses and Real Property Taxes on a Project-wide basis, Operating Expenses and Real Estate Taxes for the Building shall include a reasonable allocation of such costs and expenses as Landlord may incur in the maintenance, operation, administration and repair of the Garage and the Common Areas servicing the Project.

                  "Statement" shall mean a reasonably detailed statement (by major categories of expenditures) containing the amount of Operating Expenses and Taxes for any Comparison Year and the amount of Tenant's Operating Payment and Tax Payment for any such Comparison Year, including a summary of the calculations used to arrive at such amounts.

                  "Taxes" shall mean (i) all real estate taxes, assessments, sewer and water rents, rates and charges and other governmental levies, impositions or charges, whether general, special, ordinary, extraordinary, foreseen or unforeseen, which may be assessed, levied or imposed upon all or any part of the Real Property, and (ii) all expenses (including reasonable attorneys' fees and disbursements and experts' and other witnesses' fees) incurred in contesting any of the foregoing or the Assessed Valuation of the Real Property. Taxes shall not include (x) interest or penalties incurred by Landlord as a result of Landlord's late payment of Taxes, or (y) franchise or net income taxes imposed upon Landlord. If Landlord elects to pay any assessment in annual installments, then (i) such assessment shall be deemed to have been so divided and to be payable in the maximum number of installments permitted by law, and (ii) there shall be deemed included in Taxes for each Comparison Year the installments of such assessment becoming payable during such Comparison Year, together with interest payable to the taxing authority during such Comparison Year on such installments and on all installments thereafter becoming due as provided by law, all as if such assessment had been so divided. If at any time the methods of taxation prevailing on the Effective Date shall be altered so that in lieu of or as an addition to the whole or any part of Taxes, there shall be assessed, levied or imposed (1) a tax, assessment, levy, imposition or charge based on the income or rents received from the Real Property whether or not wholly or partially as a capital levy or otherwise, (2) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon all or any part of the Real Property and imposed upon Landlord, (3) a license fee measured by the rents, or (4) any other tax, assessment, levy, imposition, charge or license fee however described or imposed, then all such taxes, assessments, levies, impositions, charges or license fees or the part thereof so measured or based shall be deemed to be Taxes.

         Tenant's Tax Payment. (a) Tenant shall pay to Landlord Tenant's Proportionate Share of the Taxes payable for any Comparison Year ("Tenant's Tax Payment"). On or about the start of each Comparison Year, Landlord shall furnish to Tenant a Statement of the Taxes. Tenant shall pay Tenant's Tax Payment to Landlord, in monthly installments, on the first day of each month during each Comparison Year, an amount equal to 1/12 of Tenant's Tax Payment due for each Comparison Year. If there is any increase or decrease in Taxes payable for any Comparison Year, whether levied during or after such Comparison Year, Landlord may furnish a revised Statement for such Comparison Year, Tenant's Tax Payment for such Comparison Year shall be adjusted and, within 10 Business Days after delivery of such revised Statement (a) with respect to any increase in Taxes payable for such Comparison Year, Tenant shall pay such increase in Tenant's Tax Payment to Landlord, or (b) with respect to any decrease in Taxes payable for such Comparison Year, Landlord shall credit such decrease in Tenant's Tax Payment against the next installment of Rent payable by Tenant.

                   Only Landlord may institute proceedings to reduce the Assessed Valuation of the Real Property and the filings of any such proceeding by Tenant without Landlord's consent shall constitute an Event of Default. If Landlord receives a refund of Taxes for any Comparison Year, Landlord shall credit against subsequent payments of Rent due hereunder, an amount equal to Tenant's Proportionate Share of the refund, net of any expenses incurred by Landlord in achieving such refund, which amount shall not exceed Tenant's Tax Payment paid for such Comparison Year. Landlord shall not be obligated to file any application or institute any proceeding seeking a reduction in Taxes or the Assessed Valuation.

                   Tenant shall be responsible for any applicable occupancy or rent tax now in effect or hereafter enacted and, if payable by Landlord, Tenant shall promptly pay such amounts to Landlord, upon Landlord's demand.

         Tenant's Operating Payment. (a) Tenant shall pay to Landlord Tenant's Proportionate Share of the Operating Expenses payable for any Comparison Year ("Tenant's Operating Payment"). For each Comparison Year, Landlord shall furnish to Tenant a statement setting forth Landlord's reasonable estimate of Tenant's Operating Payment for such Comparison Year (the "Estimate"). Tenant shall pay to Landlord on the 1st day of each month during such Comparison Year an amount equal to 1/12 of Landlord's estimate of Tenant's Operating Payment for such Comparison Year. If Landlord furnishes an Estimate for a Comparison Year subsequent to the commencement thereof, then (a) until the 1st day of the month following the month in which the Estimate is furnished to Tenant, Tenant shall pay to Landlord on the 1st day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Section 7.3 during the last month of the preceding Comparison Year, (b) promptly after the Estimate is furnished to Tenant or together therewith, Landlord shall give notice to Tenant stating whether the installments of Tenant's Operating Payment previously made for such Comparison Year were greater or less than the installments of Tenant's Operating Payment to be made for such Comparison Year in accordance with the Estimate, and
(i) if there shall be a deficiency, Tenant shall pay the amount thereof within 10 Business Days after demand therefor, or (ii) if there shall have been an overpayment, Landlord shall credit the amount thereof against subsequent payments of Rent due hereunder, and (c) on the 1st day of the month following the month in which the Estimate is furnished to Tenant, and on the 1st day of each month thereafter throughout the remainder of such Comparison Year, Tenant shall pay to Landlord an amount equal to 1/12 of Tenant's Operating Payment shown on the Estimate.

                    On or before May 1st of each Comparison Year, Landlord shall furnish to Tenant a Statement for the immediately preceding Comparison Year. If the Statement shows that the sums paid by Tenant under Section 7.3(a) exceeded the actual amount of Tenant's Operating Payment for such Comparison Year, Landlord shall credit the amount of such excess against subsequent payments of Rent due hereunder. If the Statement shows that the sums so paid by Tenant were less than Tenant's Operating Payment for such Comparison Year, Tenant shall pay the amount of such deficiency within 10 Business Days after delivery of the Statement to Tenant.

         Non-Waiver; Disputes. (a) Landlord's failure to render any Statement on a timely basis with respect to any Comparison Year shall not prejudice Landlord's right to thereafter render a Statement with respect to such Comparison Year or any subsequent Comparison Year, nor shall the rendering of a Statement prejudice Landlord's right to thereafter render a corrected Statement for that Comparison Year.

                   Each Statement sent to Tenant shall be conclusively binding upon Tenant unless Tenant (i) pays to Landlord when due the amount set forth in such Statement, without prejudice to Tenant's right to dispute such Statement, and (ii) within 90 days after such Statement is sent, sends a notice to Landlord objecting to such Statement and specifying the reasons therefor. Tenant agrees that Tenant will not employ, in connection with any dispute under this Lease, any person who is to be compensated in whole or in part, on a contingency fee basis. If the parties are unable to resolve any dispute as to the correctness of such Statement within 30 days following such notice of objection, either party may refer the issues raised to one of the "Big Five" public accounting firms selected by Landlord and reasonably acceptable to Tenant, and the decision of such accountants shall be conclusively binding upon Landlord and Tenant. In connection therewith, Tenant and such accountants shall execute and deliver to Landlord a confidentiality agreement, in form and substance reasonably satisfactory to Landlord, whereby such parties agree not to disclose to any third party any of the information obtained in connection with such review. Tenant shall pay the fees and expenses relating to such procedure, unless such accountants determine that Landlord overstated Operating Expenses by more than 5% for such Comparison Year, in which case Landlord shall pay such fees and expenses.

         Final Year of Term. If the Expiration Date occurs on a date other than December 31st, any Additional Rent under this Article 7 for the Comparison Year in which such Expiration Date occurs shall be apportioned on the basis of the number of days in the period from January 1st to the Expiration Date. Upon the expiration or earlier termination of this Lease, any Additional Rent under this
Article 7 shall be paid or reimbursed as appropriate (unless Tenant then has an outstanding payable to Landlord) within 30 days after submission of the Statement.

         Net Lease. This Lease is designed as a "net lease," and the provisions in this Lease for payment by Tenant of its share of Operating Expenses and Taxes are intended to pass on to Tenant and reimburse Landlord for Tenant's
Proportionate Share of all costs and expenses incurred in connection with the management, operation, maintenance or repair of the Real Property except as otherwise expressly herein provided.

                                    ARTICLE 8

                               REQUIREMENTS OF LAW

         Section 8.1       Compliance with Requirements.

                  Tenant's Compliance. Tenant, at its expense, shall comply with all Requirements applicable to the Premises and with the terms and provisions of the CC&R's applicable to Tenant; provided, however, that Tenant shall not be obligated to comply with any Requirements requiring any structural alterations to the Building unless the application of such Requirements arises from (i) the specific manner and nature of Tenant's use or occupancy of the Premises, as distinct from general office use, (ii) Alterations made by Tenant, or (iii) a breach by Tenant of any provisions of this Lease. Any such repairs or alterations shall be made at Tenant's expense by Tenant (1) in compliance with
Article 5 if such repairs or alterations are nonstructural and do not affect any Building System, or (2) by Landlord if such repairs or alterations are structural or affect any Building System. If Tenant obtains knowledge of any failure to comply with any Requirements applicable to the Premises, Tenant shall give Landlord prompt notice thereof.

                  Hazardous Materials. Tenant shall not cause or permit (i) any Hazardous Materials to be brought into the Building or Garage, (ii) the storage or use of Hazardous Materials in any manner not permitted by any Requirements, or (iii) the escape, disposal or release of any Hazardous Materials within or in the vicinity of the Real Property. Nothing herein shall be deemed to prevent Tenant's use of any Hazardous Materials customarily used in the ordinary course of office work, provided such use is in accordance with all Requirements. Tenant shall be responsible, at its expense, for all matters directly or indirectly based on, or arising or resulting from the presence of Hazardous Materials on the Real Property which is caused or permitted by a Tenant Party. Tenant shall provide to Landlord copies of all communications received by Tenant with respect to any Requirements relating to Hazardous Materials, and/or any claims made in connection therewith. Landlord or its agents may perform environmental inspections of the Premises at any time. Under no circumstances shall Tenant be liable to Landlord for any losses, costs, claims, liabilities and damages (including attorneys' and consultants' fees) of every type and nature, directly or indirectly arising out of or in connection with any Hazardous Materials present at any time on or about the Land, or the soils, air, improvements, groundwater or surface water thereof, or the violation of any Requirements relating to any such Hazardous Materials, except to the extent that any of the foregoing actually results from the release or emission of Hazardous Materials by any Tenant Party.

                  Landlord's Compliance. Landlord shall comply with (or cause to be complied with) all Requirements applicable to the Building which are not the obligation of Tenant, to the extent that non-compliance would materially impair Tenant's use and occupancy of the Premises for the Permitted Uses.

                  Landlord's Insurance. Tenant shall not cause or permit any action or condition that would (i) invalidate or conflict with Landlord's insurance policies, (ii) violate applicable rules, regulations and guidelines of the Fire Department, Fire Insurance Rating Organization or any other authority having jurisdiction over the Building, (iii) cause an increase in the premiums of fire insurance for the Building over that payable with respect to Comparable Buildings, or (iv) result in Landlord's insurance companies' refusing to insure the Building or any property therein in amounts and against risks as reasonably determined by Landlord. If fire insurance premiums increase as a result of Tenant's failure to comply with the provisions of this Section 8.1, Tenant shall promptly cure such failure and shall reimburse Landlord for the increased fire insurance premiums paid by Landlord as a result of such failure by Tenant.

         Fire and Life Safety. If the Fire Insurance Rating Organization or any Governmental Authority or any of Landlord's insurers requires or recommends any modifications and/or alterations be made or any additional equipment be supplied in connection with the sprinkler system or fire alarm and life-safety system serving the Building by reason of (i) the specific manner and nature of Tenant's use of the Premises, as distinct from general office use, (ii) Alterations made by Tenant, or (iii) a breach by Tenant of any provisions of this Lease, Landlord (to the extent outside of the Premises) or Tenant (to the extent within the Premises) shall make such modifications and/or Alterations, and supply such additional equipment, in either case at Tenant's expense.

                                    ARTICLE 9

                                  SUBORDINATION

         Subordination and Attornment. (a) This Lease is subject and subordinate to all Mortgages and Superior Leases, and, at the request of any Mortgagee or Lessor, Tenant shall attorn to such Mortgagee or Lessor, its successors in interest or any purchaser in a foreclosure sale.

                   If a Lessor or Mortgagee or any other person or entity shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or the delivery of a new lease or deed, then at the request of the successor landlord and upon such successor landlord's written agreement to accept Tenant's attornment and to recognize Tenant's interest under this Lease, Tenant shall be deemed to have attorned to and recognized such successor landlord as Landlord under this Lease. The provisions of this Section
9.1 are self-operative and require no further instruments to give effect hereto; provided, however, that Tenant shall promptly execute and deliver any instrument that such successor landlord may reasonably request (i) evidencing such attornment, (ii) setting forth the terms and conditions of Tenant's tenancy, and
(iii) containing such other terms and conditions as may be required by such Mortgagee or Lessor, provided such terms and conditions do not increase the Rent, materially increase Tenant's obligations or materially and adversely affect Tenant's rights under this Lease. Upon such attornment this Lease shall continue in full force and effect as a direct lease between such successor landlord and Tenant upon all of the terms, conditions and covenants set forth in this Lease except that such successor landlord shall not be

                    (i) liable for any act or omission of Landlord (except to the extent such act or omission continues beyond the date when such successor landlord succeeds to Landlord's interest and Tenant gives notice of such act or omission);


                    (ii) subject to any defense, claim, counterclaim, set-off or offsets which Tenant may have against Landlord;


                    (iii) bound by any prepayment of more than one month's Rent to any prior landlord;


                    (iv) bound by any obligation to make any payment to Tenant which was required to be made prior to the time such successor landlord succeeded to Landlord's interest;

                    (v) bound by any obligation to perform any work or to make improvements to the Premises except for (x) repairs and maintenance required to be made by Landlord under this Lease, and (y) repairs to the Premises as a result of damage by fire or other casualty or a partial condemnation pursuant to the provisions of this Lease, but only to the extent that such repairs can reasonably be made from the net proceeds of any insurance or condemnation awards, respectively, actually made available to such successor landlord;

                    (vi) bound by any modification, amendment or renewal of this Lease made without successor landlord's consent;

                    (vii) liable for the repayment of any security deposit or surrender of any letter of credit, unless and until such security deposit actually is paid or such letter of credit is actually delivered to such successor landlord; or

                    (viii) liable for the payment of any unfunded tenant improvement allowance, refurbishment allowance or similar obligation.

                   Tenant shall from time to time within 10 Business Days of request from Landlord execute and deliver any documents or instruments that may be reasonably required by any Mortgagee or Lessor to effectuate any subordination.

         Mortgage or Superior Lease Defaults. Any Mortgagee may elect that this Lease shall have priority over the Mortgage and, upon notification to Tenant by such Mortgagee, this Lease shall be deemed to have priority over such Mortgage, regardless of the date of this Lease. In connection with any financing of the Real Property, Tenant shall consent to any reasonable modifications of this Lease requested by any lending institution, provided such modifications do not increase the Rent, materially increase the obligations, or materially and adversely affect the rights, of Tenant under this Lease.

         Tenant's Termination Right. As long as any Superior Lease or Mortgage exists, Tenant shall not seek to terminate this Lease by reason of any act or omission of Landlord until (a) Tenant shall have given notice of such act or omission to all Lessors and/or Mortgagees, and (b) a reasonable period of time shall have elapsed following the giving of notice of such default and the expiration of any applicable notice or grace periods (unless such act or omission is not capable of being remedied within a reasonable period of time), during which period such Lessors and/or Mortgagees shall have the right, but not the obligation, to remedy such act or omission and thereafter diligently proceed to so remedy such act or obligation. If any Lessor or Mortgagee elects to remedy such act or omission of Landlord, Tenant shall not seek to terminate this Lease so long as such Lessor or Mortgagee is proceeding with reasonable diligence to effect such remedy.

         Provisions. The provisions of this Article 9 shall (a) inure to the benefit of Landlord, any future owner of the Building or the Real Property, Lessor or Mortgagee and any sublessor thereof and (b) apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of any such Superior Lease or Mortgage.

         Non-Disturbance Agreements. Landlord hereby agrees to use commercially reasonable efforts to obtain for Tenant a subordination, non-disturbance and attornment agreement from all Mortgagees and Lessors from time to time, in the standard form customarily employed by such Mortgagee and/or Lessor (which shall be commercially reasonable) and (i) shall provide that this Lease shall not be terminated so long as Tenant is not in default under this Lease, and (ii) shall recognize Tenant's rights under this Lease (an "SNDA"), provided that Landlord shall have no liability to Tenant in the event that it is unable to obtain any such SNDA. Tenant shall reimburse Landlord, within 10 days after demand therefor, for Landlord's out-of-pocket costs, including reasonable attorney's fees and disbursements, incurred in connection with such efforts except with respect to the SNDA from Guaranty Federal Bank which shall be at Landlord's sole cost. Landlord represents that, as of the Effective Date hereof, there are no existing Superior Leases and the only existing Mortgagee is Guaranty Federal Bank. If Landlord fails to deliver to Tenant a SNDA from Guaranty Federal Bank within 45 days after the execution and delivery of this Lease by Landlord and Tenant, Tenant shall have the right, to be exercised, if at all, within 10 days following the expiration of such 45-day period, to terminate this Lease.

                                   ARTICLE 10

                                    SERVICES

         Electricity. Subject to any Requirements or any public utility rules or regulations governing energy consumption, Landlord shall make or cause to be made, customary arrangements with utility companies and/or public service companies to furnish electric current to the Premises for Tenant's use in accordance with the Design Standards. If Landlord reasonably determines by the use of an electrical consumption survey or by other reasonable means that Tenant is using electric current (including overhead fluorescent fixtures) in excess of
 .60 kilowatt hours per square foot of usable area in the Premises per month, as determined on an annualized basis ("Excess Electrical Usage"), then Landlord shall have the right to charge Tenant an amount equal to Landlord's reasonable estimate of Tenant's Excess Electrical Usage, and shall have the further right to install an electric current meter, sub-meter or check meter in the Premises (a "Meter") to measure the amount of electric current consumed in the Premises. The cost of such Meter special conduits, wiring and panels needed in connection therewith and the installation, maintenance and repair thereof shall be paid by Tenant. Tenant shall pay to Landlord, from time to time, but no more frequently than monthly, for its Excess Electrical Usage at the Premises. The rate to be paid by Tenant for submetered electricity shall not exceed the amount paid by Landlord to the supplier of such service, together with any taxes or other charges in connection therewith. If Tenant so requests, Tenant shall have the right to install, at its sole cost and expense, meters on each floor of the Premises to measure Tenant's electrical consumption within the Premises and, in such event, Tenant shall pay Landlord monthly for the cost of electricity consumed within the Premises and Landlord shall exclude from Operating Expenses the cost of electricity so consumed within the leased premises of other tenants of the Building.

         Excess Electricity. Tenant shall at all times comply with the rules and regulations of the utility company supplying electricity to the Building. Tenant shall not use any electrical equipment which, in Landlord's reasonable judgment, would exceed the capacity of the electrical equipment serving the Premises. If Landlord determines that Tenant's electrical requirements necessitate installation of any additional risers, feeders or other electrical distribution equipment (collectively, "Electrical Equipment"), or if Tenant provides Landlord with evidence reasonably satisfactory to Landlord of Tenant's need for excess electricity and requests that additional Electrical Equipment be installed, Landlord shall, at Tenant's expense, install such additional Electrical Equipment, provided that Landlord, in its sole judgment, determines that (a) such installation is practicable and necessary, (b) such additional Electrical Equipment is permissible under applicable Requirements, and (c) the installation of such Electrical Equipment will not cause permanent damage to the Building or the Premises, cause or create a hazardous condition, entail excessive or unreasonable alterations, interfere with or limit electrical usage by other tenants or occupants of the Building or exceed the limits of the switchgear or other facilities serving the Building, or require power in excess of that available from the utility company serving the Building. Any costs incurred by Landlord in connection therewith shall be paid by Tenant within 10 days after the rendition of a bill therefor.

         Elevators. Landlord shall provide passenger and freight elevator service to the Premises 24 hours per day, 7 days per week; provided, however, Landlord may limit elevator service during times other than Ordinary Business Hours.

         Heating. Ventilation and Air Conditioning. Landlord shall furnish to the Premises heating, ventilation and air-conditioning ("HVAC") in accordance with the Design Standards set forth in Exhibit D during Ordinary Business Hours. Landlord shall have access to all air-cooling, fan, ventilating and machine rooms and electrical closets and all other mechanical installations of Landlord (collectively, "Mechanical Installations"), and Tenant shall not construct partitions or other obstructions which may interfere with Landlord's access thereto or the moving of Landlord's equipment to and from the Mechanical
Installations. No Tenant Party shall at any time enter the Mechanical Installations or tamper with, adjust, or otherwise affect such Mechanical Installations. Landlord shall not be responsible if the HVAC System fails to provide cooled or heated air, as the case may be, to the Premises in accordance with the Design Standards by reason of (i) any equipment installed by, for or on behalf of Tenant, which has an electrical load in excess of the average electrical load and human occupancy factors for the HVAC System as designed, or
(ii) any rearrangement of partitioning or other Alterations made or performed by, for or on behalf of Tenant. Tenant shall cooperate with Landlord and shall abide by the rules and regulations which Landlord may reasonably prescribe for the proper functioning and protection of the HVAC System.

         Overtime Freight Elevators and HVAC. The Fixed Rent does not include any charge to Tenant for the furnishing of any freight elevator service or HVAC to the Premises during any periods other than Ordinary Business Hours ("Overtime Periods"). If Tenant desires any such services during Overtime Periods, Tenant shall deliver notice to the Building office requesting such services at least 24 hours prior to the time Tenant requests such services to be provided; provided, however, that Landlord shall use reasonable efforts to arrange such service on such shorter notice as Tenant shall provide. If Landlord furnishes freight elevator or HVAC service during Overtime Periods, Tenant shall pay to Landlord the cost thereof at the then established rates for such services in the Building.

         Cleaning. Landlord shall cause the Premises (excluding any portions thereof used for the storage, preparation, service or consumption of food or beverages) to be cleaned, substantially in accordance with the standards set forth in Exhibit E. Any areas of the Premises requiring additional cleaning such as areas used for preparation or consumption of food, private bathrooms, computer rooms, mail rooms and trading floors shall be cleaned, at Tenant's expense, by Landlord's cleaning contractor, at rates which shall be competitive with rates of other cleaning contractors providing comparable services to Comparable Buildings. Landlord's cleaning contractor and its employees shall have access to the Premises at all times except during Ordinary Business Hours.

         Water. Landlord shall provide water in the core lavatories on each floor of the Building. If Tenant requires water for any additional purposes, Tenant shall pay for the cost of bringing water to the Premises and Landlord may install a meter to measure the water. Tenant shall pay the cost of such installation, and for all maintenance, repairs and replacements thereto, and for the reasonable charges of Landlord for the water consumed.

         Refuse Removal. Landlord shall provide refuse removal services at the Building. Tenant shall pay to Landlord, within 10 Business Days after delivery of an invoice therefor, Landlord's reasonable charge for such removal to the extent that the refuse generated by Tenant exceeds the refuse customarily generated by general office tenants. Tenant shall not dispose of any refuse in the Common Areas, and if Tenant does so, Tenant shall be liable for Landlord's reasonable charge for such removal.

         Directory. The lobby shall contain a computerized directory wherein the Building's tenants shall be listed with a capacity for up to 25 listings per floor for Tenant and others permitted to occupy the Premises hereunder. Tenant shall be entitled to a proportionate share of such listings, based on the rentable square footage of the Premises. From time to time, but not more frequently than monthly, Landlord shall reprogram the computerized directory to reflect such changes in the listings therein as Tenant shall request.

         Service Interruptions. Landlord reserves the right to suspend any service when necessary, by reason of Unavoidable Delays, accidents or emergencies, or for Restorative Work which, in Landlord's reasonable judgment, are necessary or appropriate until such Unavoidable Delay, accident or emergency shall cease or such Restorative Work is completed and Landlord shall not be liable for any interruption, curtailment or failure to supply services. Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises as a result of any such failure, defect or interruption of, or change in the supply, character and/or quantity of, electrical service and to restore any such services, remedy such situation and minimize any interference with Tenant's business. Subject to Section 6.3, the exercise of any such right or the occurrence of any such failure by Landlord shall not constitute an actual or constructive eviction, in whole or in part, entitle Tenant to any compensation, abatement or diminution of Rent, relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord by reason of inconvenience to Tenant, or interruption of Tenant's business, or otherwise. Landlord shall not be liable in any way to Tenant for any failure, defect or interruption of, or change in the supply, character and/or quantity of, electrical service furnished to the Premises for any reason except if attributable to the gross negligence or willful misconduct of Landlord or its agents or contractors.

                                   ARTICLE 11

                       INSURANCE; PROPERTY LOSS OR DAMAGE

         Tenant's Insurance. (a) Tenant, at its expense, shall obtain and keep in full force and effect during the Term:

                    (i) a policy of commercial general liability insurance on an occurrence basis against claims for personal injury, death and/or property damage occurring in or about the Real Property, under which Tenant is named as the insured and Landlord, Landlord's Agent and any Lessors and any Mortgagees whose names have been furnished to Tenant are named as additional insureds (the "Insured Parties"). Such insurance shall provide primary coverage without contribution from any other insurance carried by or for the benefit of the Insured Parties, and Tenant shall obtain blanket broad-form contractual liability coverage to insure its indemnity obligations set forth in Article 26. The minimum limits of liability shall be a combined single limit with respect to each occurrence in an amount of not less than $5,000,000; provided, however, that Landlord shall retain the right to require Tenant to increase such coverage on no more than two occasions during the initial Term of this Lease to that amount of insurance which in Landlord's reasonable judgment is then being customarily required by landlords for similar office space in Comparable Buildings. The deductible or self insured retention for such policy shall not exceed $10,000;

                    (ii)insurance against loss or damage by fire, and such other risks and hazards as are insurable under then available standard forms of "all risk" property insurance policies with extended coverage, insuring Tenant's Property and all Alterations and improvements to the Premises (including the initial installations) to the extent such Alterations and improvements exceed the cost of the improvements typically performed in connection with the initial occupancy of tenants in the Building ("Building Standard Installations"), for the full insurable value thereof or replacement cost thereof, having a deductible amount, if any not in excess of $25,000;

                    (iii) during the performance of any Alteration, until completion thereof, Builder's Risk insurance on an "all risk" basis and on a completed value form including a Permission to Complete and Occupy endorsement, for full replacement value covering the interest of Landlord and Tenant (and their respective contractors and subcontractors) in all work incorporated in the Building and all materials and equipment in or about the Premises;

                    (iv)Workers' Compensation Insurance, as required by law;

                    (v) Business Interruption Insurance; and

                    (vi)such other insurance in such amounts as the Insured Parties may reasonably require from time to time.

                   All insurance required to be carried by Tenant (i) shall contain a provision that (x) no act or omission of Tenant shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained, and (y) shall be noncancellable and/or no material change in coverage shall be made thereto unless the Insured Parties receive 30 days' prior notice of the same, by certified mail, return receipt requested, and (ii) shall be effected under valid and enforceable policies issued by reputable insurers permitted to do business in the State of California and rated in Best's Insurance Guide, or any successor thereto as having a "Best's Rating" of "A-" and a "Financial Size Category" of at least "X" or, if such ratings are not then in effect, the equivalent thereof or such other financial rating as Landlord may at any time consider appropriate.

                   On or prior to the Commencement Date, Tenant shall deliver to Landlord appropriate policies of insurance, including evidence of waivers of subrogation required to be carried pursuant to this Article 11 (the "Policies"). Evidence of each renewal or replacement of the Policies shall be delivered by Tenant to Landlord at least 10 days prior to the expiration of the Policies. In lieu of the Policies, Tenant may deliver to Landlord a certification from Tenant's insurance company (on the form currently designated "Acord 27", or the equivalent) which shall be binding on Tenant's insurance company, and which shall expressly provide that such certification (i) conveys to the Insured Parties all the rights and privileges afforded under the Policies as primary insurance, and (ii) contains an unconditional obligation of the insurance company to advise all Insured Parties in writing by certified mail, return receipt requested, at least 30 days in advance of any termination or change to the Policies that would affect the interest of any of the Insured Parties.

         Landlord's Insurance. Landlord shall, from and after the Effective Date and until the Expiration Date, maintain in effect the following insurance: (i) fire and "all risk" insurance providing coverage in the event of fire, vandalism, malicious mischief and all other risks normally covered by "all risk" policies in the area of the Building, covering the Building (excluding the property required to be insured by Tenant pursuant to Section 11.1) in an amount not less than 95% of the full replacement value (less commercially reasonable deductibles which as of the Effective Date is $25,000.00 but is subject to periodic change over the Term) of the Building excluding foundations, footings and other below-grade structural elements; and (ii) commercial general liability insurance or the equivalent in the amount of at least $5,000,000.00, against claims of bodily injury, personal injury or property damage arising out of Landlord's operations, assumed liabilities, contractual liabilities, or use of the Building and Common Areas. Such insurance may be carried under blanket or umbrella insurance policies. Upon written request from Tenant, but no more than one time during any calendar year, Landlord shall provide Tenant with evidence that Landlord is carrying the insurance Landlord is required to maintain pursuant to this Section 11.2.

         Waiver of Subrogation. Landlord and Tenant shall each procure an appropriate clause in or endorsement to any property insurance covering the Real Property and personal property, fixtures and equipment located therein, wherein the insurer waives subrogation or consents to a waiver of right of recovery, and notwithstanding anything to the contrary in this Lease Landlord and Tenant hereby release and waive all claims against the other for any loss or damage to its property or the property of others resulting from fire or other hazards to the extent covered by such property insurance or would normally be covered by standard "all risk" property insurance; provided, however, that the release, discharge, exoneration and covenant not to sue contained herein shall be limited by and be coextensive with the terms and provisions of the waiver of subrogation or waiver of right of recovery. Tenant acknowledges that Landlord shall not carry insurance on, and shall not be responsible for, (i) damage to any Above Building Standard Installations, (ii) Tenant's Property, and (iii) any loss suffered by Tenant due to interruption of Tenant's business.

         Restoration. (a) If the Premises are damaged by fire or other casualty, or if the Building is damaged such that Tenant is deprived of reasonable access to the Premises, the damage shall be repaired by Landlord, to substantially the condition of the Premises prior to the damage, subject to the provisions of any Mortgage or Superior Lease, but Landlord shall have no obligation to repair or restore (i) Tenant's Property or (ii) except as provided in Section 11.3(b), any Above Building Standard Installations. So long as Tenant is not in default beyond applicable grace or notice provisions in the payment or performance of its obligations under this Section 11.3, and provided Tenant timely delivers to Landlord either Tenant's Restoration Payment (as hereinafter defined) or the Restoration Security (as hereinafter defined) or Tenant expressly waives any obligation of Landlord to repair or restore any of Tenant's Above Building Standard Installations, then until the restoration of the Premises is Substantially Completed or would have been Substantially Completed but for Tenant Delay, Fixed Rent, Tenant's Tax Payment and Tenant's Operating Payment shall be reduced in the proportion by which the area of the part of the Premises which is not usable (or accessible ) and is not used by Tenant bears to the total area of the Premises.

                   As a condition  precedent to Landlord's  obligation to repair or restore any Above Building Standard Installations, Tenant shall (i) pay to Landlord upon demand a sum ("Tenant's Restoration Payment") equal to the amount, if any, by which (A) the cost, as estimated by a reputable independent contractor designated by Landlord, of repairing and restoring all Alterations and Initial Installations in the Premises to their condition prior to the damage, exceeds (B) the cost of restoring the Premises with Building Standard Installations, or (ii) furnish to Landlord security (the "Restoration Security") in form and amount reasonably acceptable to Landlord to secure Tenant's obligation to pay all costs in excess of restoring the Premises with Building Standard Installations. If Tenant shall fail to deliver to Landlord either (1) Tenant's Restoration Payment or the Restoration Security, as applicable, or (2) a waiver by Tenant, in form satisfactory to Landlord, of all of Landlord's obligations to repair or restore any of the Above Building Standard Installations, in either case within 15 days after Landlord's demand therefor, Landlord shall have no obligation to restore any Above Building Standard Installations and Tenant's abatement of Fixed Rent, Tenant's Tax Payment and Tenant's Operating Payment shall cease when the restoration of the Premises (other than any Above Building Standard Installations) is Substantially Complete.

         Landlord's Termination Right. Notwithstanding anything to the contrary contained in Section 11.3, if the Premises are totally damaged or are rendered wholly untenantable, or if the Building shall be so damaged that, in Landlord's reasonable opinion, substantial alteration, demolition, or reconstruction of the Building shall be required (whether or not the Premises are so damaged or rendered untenantable) and the estimated period for the repair or restoration of the Premises or the Building set forth in the Restoration Notice (as hereinafter defined) is more than 12 months from the date of such damage or (ii) under the provisions of any Mortgage or Superior Lease, Landlord shall be unable so to restore the Premises or Tenant's reasonable access to the Premises, then in such event, Landlord may, not later than 60 days following the date of the damage, terminate this Lease by notice to Tenant, provided that if the Premises are not damaged, Landlord may not terminate this Lease unless Landlord similarly terminates the leases of other tenants in the Building aggregating at least 75% of the portion of the Building occupied for office purposes immediately prior to such damage. If this Lease is so terminated, (a) the Term shall expire upon the 30th day after such notice is given, (b) Tenant shall vacate the Premises and surrender the same to Landlord, (c) Tenant's liability for Rent shall cease as of the date of the damage, and (d) any prepaid Rent for any period after the date of the damage shall be refunded by Landlord to Tenant.

         Tenant's Termination Right. If the Premises are totally damaged and are thereby rendered wholly untenantable, or if the Building shall be so damaged that Tenant is deprived of reasonable access to the Premises, and if Landlord elects to restore the Premises, Landlord shall, within 60 days following the date of the damage, cause a contractor or architect selected by Landlord to give notice (the "Restoration Notice") to Tenant of the date by which such contractor or architect estimates the restoration of the Premises (excluding any Above Building Standard Installations) shall be Substantially Completed. If (i) such date, as set forth in the Restoration Notice, is more than 12 months from the date of such damage and if Landlord has not elected to terminate this Lease pursuant to Section 11.4, then Tenant shall have the right to terminate this Lease by giving notice to Landlord not later than 30 days following delivery of the Restoration Notice to Tenant, or (ii) Landlord elects not to terminate this Lease pursuant to Section 11.4, but fails to Substantially Complete the repair or restoration of the Premises or the Building, as applicable, within 12 months from the date of damage or destruction, Tenant, upon not less than 30 days' prior written notice, may elect to terminate this Lease (either such notice in (i) or (ii), a "Termination Notice"). If Tenant delivers a Termination Notice, unless, with respect to a Termination Notice delivered pursuant to clause (ii) of the preceding sentence, Landlord within such 30-day period Substantially Completes such repair or restoration, this Lease shall be deemed to have terminated as of the date of the giving of the Termination Notice, in the manner set forth in the second sentence of Section 11.4.

         Final 12  Months.  Notwithstanding  anything  to the  contrary  in this
Article 11, if any damage during the final 12 months of the Term (including extensions thereof) renders the Premises wholly untenantable, either Landlord or Tenant may terminate this Lease by notice to the other party within 30 days after the occurrence of such damage and this Lease shall expire on the 30th day after the date of such notice. For purposes of this Section 11.6, the Premises shall be deemed wholly untenantable if Tenant shall be precluded from using more than 50% of the Premises for the conduct of its business and Tenant's inability to so use the Premises is reasonably expected to continue for more than 90 days.

         Landlord's Liability. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor its agents shall be liable for any damage to such property, or for the loss of or damage to any property of Tenant by theft or otherwise. None of the Insured Parties shall be liable for any injury or damage to persons or property or interruption of Tenant's business resulting from fire or other casualty, any damage caused by other tenants or persons in the Building or Garage or by construction of any private, public or quasi-public work, or any latent defect in the Premises or in the Building or Garage (except that Landlord shall be required to repair the same to the extent provided in Article 5). No penalty shall accrue for delays which may arise by reason of adjustment of fire insurance on the part of Landlord or Tenant, or for any Unavoidable Delays arising from any repair or restoration of any portion of the Real Property, provided that Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises during the performance of any such repair or restoration.

                                   ARTICLE 12

                                 EMINENT DOMAIN

          Section 12.1 Taking.

                  Total Taking. If all or substantially all of the Real Property, the Building or the Premises shall be acquired or condemned for any public or quasi-public purpose (a "Taking"), this Lease shall terminate and the Term shall end as of the date of the vesting of title and Rent shall be prorated and adjusted as of such date.

                  Partial Taking. Upon a Taking of only a part of the Real Property, the Building or the Premises then, except as hereinafter provided in this Article 12, this Lease shall continue in full force and effect, provided that from and after the date of the vesting of title, Fixed Rent and Tenant's Proportionate Share shall be modified to reflect the reduction of the Premises and/or the Building as a result of such Taking.

                  Landlord's Termination Right. Whether or not the Premises are affected, Landlord may, by notice to Tenant, within 60 days following the date upon which Landlord receives notice of the Taking of all or a portion of the Real Property, the Building or the Premises, terminate this Lease, provided that Landlord elects to terminate leases (including this Lease) affecting at least 75% of the rentable area of the Building.

                  Tenant's Termination Right. If the part of the Real Property so Taken contains more than 20% of the total area of the Premises occupied by Tenant immediately prior to such Taking, or if, by reason of such Taking, Tenant no longer has reasonable means of access to the Premises or Tenant's use of the Premises is materially and adversely affected thereby, Tenant may terminate this Lease by notice to Landlord given within 30 days following the date upon which Tenant is given notice of such Taking. If Tenant so notifies Landlord, this Lease shall end and expire upon the 30th day following the giving of such notice. If a part of the Premises shall be so Taken and this Lease is not terminated in accordance with this Section 12.1 Landlord, without being required to spend more than it collects as an award, shall, subject to the provisions of any Mortgage or Superior Lease, restore that part of the Premises not so Taken to a self-contained rental unit substantially equivalent (with respect to character, quality, appearance and services) to that which existed immediately prior to such Taking, excluding Tenant's Property and any Above Building Standard Installations.

                  Apportionment of Rent. Upon any termination of this Lease pursuant to the provisions of this Article 12, Rent shall be apportioned as of, and shall be paid or refunded up to and including, the date of such termination.

         Awards. Upon any Taking, Landlord shall receive the entire award for any such Taking, and Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term or Tenant's Alterations; and Tenant hereby assigns to Landlord all of its right in and to such award. Nothing contained in this Article 12 shall be deemed to prevent Tenant from making a separate claim in any condemnation proceedings for the then value of any Tenant's Property or Alterations or Initial Installations paid for by Tenant included in such Taking and for any moving expenses, provided any such award is in addition to, and does not result in a reduction of, the award made to Landlord.

         Temporary Taking. If all or any part of the Premises is Taken temporarily during the Term for any public or quasi-public use or purpose, Tenant shall give prompt notice to Landlord and the Term shall not be reduced or affected in any way and Tenant shall continue to pay all Rent payable by Tenant without reduction or abatement and to perform all of its other obligations under this Lease, except to the extent prevented from doing so by the condemning authority, and Tenant shall be entitled to receive any award or payment from the condemning authority for such use, which shall be received, held and applied by Tenant as a trust fund for payment of the Rent falling due.

                                  ARTICLE 13

                            ASSIGNMENT AND SUBLETTING

         Section 13.1      Consent Requirements.

                  No Assignment or Subletting. Except as expressly set forth herein, Tenant shall not assign, mortgage, pledge, encumber, or otherwise transfer this Lease, whether by operation of law or otherwise, and shall not sublet, or permit, or suffer the Premises or any part thereof to be used or occupied by others (whether for desk space, mailing privileges or otherwise), without Landlord's prior consent in each instance. Any assignment, sublease, mortgage, pledge, encumbrance or transfer in contravention of the provisions of this Article 13 shall be void and shall constitute an Event of Default.

                  Collection of Rent. If, without Landlord's consent when required under this Article 13, this Lease is assigned, or any part of the Premises is sublet or occupied by anyone other than Tenant or this Lease is encumbered (by operation of law or otherwise), Landlord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent herein reserved. No such collection shall be deemed a waiver of the provisions of this Article 13, an acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the performance of Tenant's covenants hereunder, and in all cases Tenant shall remain fully liable for its obligations under this Lease.

                  Further Assignment/Subletting. Landlord's consent to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's consent to any further assignment or subletting. Except for a person or entity who acquired an interest in the Premises directly from the initial Tenant named herein, no subtenant shall be permitted subtenant assign or encumber its sublease or further sublet any portion of its sublet space, or otherwise suffer or permit any portion of the sublet space to be used or occupied by others.

         Tenant's Notice. If Tenant desires to assign this Lease or sublet all or any portion of the Premises other than to a Permitted Transferee in a transaction for which Landlord's consent is required hereunder, Tenant shall give notice thereof to Landlord, which shall be accompanied by (a) with respect to an assignment of this Lease, the date Tenant desires the assignment to be effective, and (b) with respect to a sublet of all or a part of the Premises, a description of the portion of the Premises to be sublet. Such notice shall be deemed an offer from Tenant to Landlord of the right, at Landlord's option, (1) with respect to a sublease for a term expiring no earlier than 6 months prior to the Expiration Date, to terminate this Lease with respect to such space as Tenant proposes to sublease (the "Partial Space"), upon the terms and conditions hereinafter set forth, or (2) if the proposed transaction is an assignment of this Lease, to terminate this Lease. Such option may be exercised by notice from Landlord to Tenant within 30 days after delivery of Tenant's notice. If Landlord exercises its option to terminate all or a portion of this Lease, (a) this Lease shall end and expire with respect to all or a portion of the Premises, as the case may be, on the date that such assignment or sublease was to commence, (b) Rent shall be apportioned, paid or refunded as of such date, (c) the amount of the Security Deposit shall be reduced to an amount equal to the product of (x) the amount of the Security Deposit and (y) a ratio, the numerator of which is the number of rentable square feet in the remaining portion of the Premises and the denominator of which is the number of rentable square feet in the Premises immediately prior to Landlord's exercise of such option, (d) Tenant, upon Landlord's request, shall enter into an amendment of this Lease ratifying and confirming such total or partial termination, and setting forth any appropriate modifications to the terms and provisions hereof, and (e) Landlord shall be free to lease the Premises (or any part thereof) to Tenant's prospective assignee or subtenant. If Landlord exercises such option, Landlord shall pay all costs to make the Partial Space a self-contained rental unit.

         Conditions to Assignment/Subletting. (a) If Landlord does not exercise its termination option provided under Section 13.2, and provided that no Event of Default then exists, Landlord's consent to the proposed assignment or subletting shall not be unreasonably withheld or delayed. Such consent shall be granted or denied within 20 days after delivery to Landlord of (i) a true and complete statement reasonably detailing the identity of the proposed assignee or subtenant ("Transferee"), the nature of its business and its proposed use of the Premises, (ii) current financial information with respect to the Transferee, including its most recent financial statements, and (iii) any other information Landlord may reasonably request, provided that:

                    (A) in Landlord's reasonable judgment, the Transferee is engaged in a business or activity, and the Premises will be used in a manner, which (1) is in keeping with the then standards of the Building, (2) is for the Permitted Uses, and (3) does not violate any restrictions set forth in this Lease, any Mortgage or Superior Lease or any negative covenant as to use of the Premises required by any other lease in the Building;

                    (B) the Transferee is reputable with sufficient financial means to perform all of its obligations under this Lease or the sublease, as the case may be;

                    (C) the Transferee is not a person or entity (or affiliate of a person or entity) with whom Landlord is then or has been within the prior 6 months negotiating in connection with the rental of space in the Building;

                    (D) there shall be not more than 3 subtenants in each floor of the Premises;

                    (E) the aggregate consideration to be paid by the Transferee under the terms of the proposed sublease shall not be less than 90% of the fixed rent at which Landlord is then offering to lease other space in the Building (the "Market Sub-rent") determined as though the Premises were vacant and taking into account (1) the length of the term of the proposed sublease, (2) any rent concessions granted to Transferee, and (3) the cost of any Alterations being performed for the Transferee; provided, however, that if after a period of 60 days Tenant is unable to consummate a sublease transaction for an amount at least equal to the Market Subrent; then for the first 30 days thereafter Tenant may advertise the Space at a rental rate no less than eighty percent (80%) of the Market Subrent, for the next 30 days at seventy percent (70%) of the Market Subrent and thereafter at such other rental rate as Tenant may determine;

                    (F) Tenant shall, upon demand, reimburse Landlord for all reasonable expenses incurred by Landlord in connection with such assignment or sublease, including any investigations as to the acceptability of the Transferee and all legal costs reasonably incurred in connection with the granting of any requested consent, which investigation and legal costs shall not exceed the aggregate amount of $2,500 ("Expense Limit"); provided, however, that such Expense Limit shall not apply to any assignment or sublease in connection with the bankruptcy or reorganization of Tenant or that involves an amendment to this Lease, and all costs reasonably incurred in reviewing any plans and specifications for Alterations proposed to be made in connection therewith;

                    (G)  Subject  to  (F)  above,   Tenant  shall  not  publicly
                    advertise the availability of the Premises at a rental rate less than the Market Sub-rent; and

                    (H) the Transferee shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity, regardless of whether the Transferee agrees to waive such diplomatic or sovereign immunity, and shall be subject to the service of process in, and the jurisdiction of the courts of, the County of Santa Clara and State of California.

Within 15 days after Landlord's receipt of Tenant's notice, Landlord shall give written notice to Tenant of consent to the proposed transfer, or specify in writing and with reasonable particularly the basis for withholding its consent. If Landlord fails to so advise Tenant prior to the expiration of such 15-day period, Tenant shall deliver a second notice to Landlord, stating in bold type on the front page thereof "URGENT -- DELAY NOTICE" and if Landlord fails to respond within 5 days thereafter, Landlord's consent shall be deemed granted.

                   With respect to each and every subletting and/or assignment approved by Landlord under the provisions of this Lease:

                    (i) the form of the proposed assignment or sublease shall be reasonably satisfactory to Landlord;

                    (ii) no sublease shall be for a term ending later than one day prior to the Expiration Date;

                    (iii) no Transferee shall take possession of any part of the Premises, until an executed counterpart of such sublease or assignment has been delivered to Landlord and approved by Landlord as provided in Section 13.3(a);

                    (iv)if an Event of Default occurs prior to the effective date of such assignment or subletting and be continuing yet uncured on the date that would otherwise be such effective date, then Landlord's consent thereto, if previously granted, shall be immediately deemed revoked without further notice to Tenant, and any such assignment or subletting deemed unconsented shall constitute a further Event of Default hereunder; and

                    (v) each sublease shall be subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate; and Tenant and each Transferee shall be deemed to have agreed that upon the occurrence and during the continuation of an Event of Default hereunder, Tenant has hereby assigned to Landlord, and Landlord may, at its option, accept such assignment of, all right, title and interest of Tenant as sublandlord under such sublease, together with all modifications, extensions and renewals thereof then in effect and such Transferee shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be (A) liable for any previous act or omission of Tenant under such sublease, (B) subject to any counterclaim, offset or defense not expressly provided in such sublease, which theretofore accrued to such Transferee against Tenant,
                    (C) bound by any previous modification of such sublease not consented to by Landlord or by any prepayment of more than one month's rent, (D) bound to return such Transferee's security deposit, if any, except to the extent Landlord shall receive actual possession of such deposit and such Transferee shall be entitled to the return of all or any portion of such deposit under the terms of its sublease, or
                    (E) obligated to make any payment to or on behalf of such Transferee, or to perform any work in the subleased space or the Building, or in any way to prepare the subleased space for occupancy, beyond Landlord's obligations under this Lease. The provisions of this Section 13.3(b)(v) shall be self-operative, and no further instrument shall be required to give effect to this provision, provided that the Transferee shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such subordination and attornment.

         Binding on Tenant; Indemnification of Landlord. Notwithstanding any assignment or subletting or any acceptance of rent by Landlord from any Transferee, Tenant shall remain fully liable for the payment of all Rent due and for the performance of all the covenants, terms and conditions contained in this Lease on Tenant's part to be observed and performed, and any default under any term, covenant or condition of this Lease by any Transferee or anyone claiming under or through any Transferee shall be deemed to be a default under this Lease by Tenant. Except for claims for personal injury or property damage caused by the gross negligence or willful misconduct of Landlord or its employees or agents, Tenant shall indemnify, defend, protect and hold harmless Landlord from and against any and all Losses resulting from any claims that may be made against Landlord by the Transferee or anyone claiming under or through any Transferee or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease, irrespective of whether Landlord shall give or decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise any of its options under this Article 13.

         Tenant's Failure to Complete. If Landlord consents to a proposed assignment or sublease and Tenant fails to execute and deliver to Landlord such assignment or sublease within 90 days after the giving of such consent, then Tenant shall again comply with all of the provisions and conditions of Section
13.2 before assigning this Lease or subletting all or part of the Premises.

         Profits. If Tenant enters into any assignment or sublease permitted hereunder or consented to by Landlord, Tenant shall, within 60 days of Landlord's consent to such assignment or sublease, deliver to Landlord a list of Tenant's reasonable third-party brokerage fees, legal fees and architectural fees paid or to be paid in connection with such transaction and any actual costs incurred by Tenant in separately demising and otherwise improving for the transferee the subleased space (collectively, "Transaction Costs"), together with a list of all of Tenant's Property to be transferred to such Transferee. The Transaction Costs shall be amortized, on a straight-line basis, over the term of any sublease. Tenant shall deliver to Landlord evidence of the payment of such Transaction Costs promptly after the same are paid. In consideration of such assignment or subletting, Tenant shall pay to Landlord:

                   In the case of an assignment, on the effective date of the assignment, 50% of all sums and other consideration paid to Tenant by the Transferee for or by reason of such assignment (including sums paid for the sale or rental of Tenant's Property, less, in the case of a sale thereof, the then fair market value, or in the case of the rental thereof, the then fair rental value thereof, as reasonably determined by Landlord) after first deducting the Transaction Costs; or

                   In the case of a sublease, 50% of any consideration payable under the sublease to Tenant by the Transferee which exceeds on a per square foot basis the Fixed Rent accruing during the term of the sublease in respect of the subleased space (together with any sums paid for the sale or rental of Tenant's Property, less, in the case of the sale thereof, the then fair market value, or in the case of the rental thereof, the then fair rental value thereof, as reasonably determined by Landlord) after first deducting the monthly amortized amount of Transaction Costs. The sums payable under this clause shall be paid by Tenant to Landlord monthly as and when paid by the subtenant to Tenant.

         Section 13.7      Transfers.

                  Related Entities. If Tenant is a corporation, the transfer (by one or more transfers) of a majority of the stock of Tenant shall be deemed a voluntary assignment of this Lease; provided, however, that the provisions of this Article 13 shall not apply to the transfer of shares of stock of Tenant if and so long as Tenant is publicly traded on a nationally recognized stock exchange. For purposes of this Section 13.7 the term "transfers" shall be deemed to include the issuance of new stock which results in a majority of the stock of Tenant being held by a person or entity which does not hold a majority of the stock of Tenant on the Effective Date. If Tenant is a limited liability company, partnership, trust, or any other legal entity, the transfer (by one or more transfers) of a majority of the beneficial ownership interests in such entity, however characterized, shall be deemed a voluntary assignment of this Lease. The provisions of Sections 13.1 and 13.6 shall not apply to transactions with a corporation into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred (each, a "Permitted Transferee") so long as (i) such transfer was made for a legitimate independent business purpose and not for the purpose of transferring this Lease, (ii) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the net worth of Tenant immediately prior to such merger, consolidation or transfer, and (iii) proof satisfactory to Landlord of such net worth is delivered to Landlord no later than 10 days after the effective date of any such transaction. Section 13.6 or the termination right as provided in Section 13.2 shall not apply to any of the foregoing transfers whether or not the foregoing net worth text is satisfied. Tenant may also, upon prior notice to Landlord, permit any corporation or other business entity which controls, is controlled by, or is under common control with the original Tenant (a "Related Corporation") to sublet all or part of the Premises for the Permitted Uses, provided the Related Corporation is in Landlord's reasonable judgment of a character and engaged in a business which is in keeping with the standards for the Building and for so long as such entity remains a Related Corporation. Such sublease shall not be deemed to vest in any such Related Corporation any right or interest in this Lease nor shall it relieve, release, impair or discharge any of Tenant's obligations hereunder. For the purposes hereof, "control" shall be deemed to mean ownership of not less than 50% of all of the voting stock of such corporation or not less than 50% of all of the legal and equitable interest in any other business entity if Tenant is not a corporation. Notwithstanding the foregoing, Tenant shall have no right to assign this Lease or sublease all or any portion of the Premises without Landlord's consent pursuant to this Section 13.7 if Tenant is not the initial Tenant herein named or a person or entity who acquired Tenant's interest in this Lease in a transaction approved by Landlord.

                  Applicability. The limitations set forth in this Section 13.7 shall apply to Transferee(s) and guarantor(s) of this Lease, if any, and any transfer by any such entity in violation of this Section 13.7 shall be a transfer in violation of Section 13.1.

                  Modifications, Takeover Agreements. Any modification, amendment or extension of a sublease and/or any other agreement by which a landlord of a building other than the Building agrees to assume the obligations of Tenant under this Lease shall be deemed a sublease for the purposes of
Section 13.1 hereof.

         Assumption of Obligations. No assignment or transfer shall be effective unless and until the Transferee executes, acknowledges and delivers to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee (a) assumes Tenant's obligations under this Lease and (b) agrees that, notwithstanding such assignment or transfer, the provisions of Section
13.1 hereof shall be binding upon it in respect of all future assignments and transfers.

         Tenant's Liability. The joint and several liability of Tenant and any successors-in-interest of Tenant and the due performance of Tenant's obligations under this Lease shall not be discharged, released or impaired by any agreement or stipulation made by Landlord, or any grantee or assignee of Landlord, extending the time, or modifying any of the terms and provisions of this Lease, or by any waiver or failure of Landlord, or any grantee or assignee of Landlord, to enforce any of the terms and provisions of this Lease.

         Listings in Building Directory. The listing of any name other than that of Tenant on the doors of the Premises, the Building directory or elsewhere shall not vest any right or interest in this Lease or in the Premises, nor be deemed to constitute Landlord's consent to any assignment or transfer of this Lease or to any sublease of the Premises or to the use or occupancy thereof by others. Any such listing shall constitute a privilege revocable in Landlord's reasonable discretion by notice to Tenant.

         Lease Disaffirmance or Rejection. If at any time after an assignment by Tenant named herein, this Lease is not affirmed or is rejected in any bankruptcy proceeding or any similar proceeding, or upon a termination of this Lease due to any such proceeding, Tenant named herein, upon request of Landlord given after such disaffirmance, rejection or termination (and actual notice thereof to Landlord in the event of a disaffirmance or rejection or in the event of termination other than by act of Landlord), shall (a) pay to Landlord all Rent and other charges due and owing by the assignee to Landlord under this Lease to and including the date of such disaffirmance, rejection or termination, and (b) as "tenant," enter into a new lease of the Premises with Landlord for a term commencing on the effective date of such disaffirmance, rejection or termination and ending on the Expiration Date, at the same Rent and upon the then executory terms, covenants and conditions contained in this Lease, except that (i) the rights of Tenant named herein under the new lease shall be subject to the possessory rights of the assignee under this Lease and the possessory rights of any persons claiming through or under such assignee or by virtue of any statute or of any order of any court, (ii) such new lease shall require all defaults existing under this Lease to be cured by Tenant named herein with due diligence, and (iii) such new lease shall require Tenant named herein to pay all Rent which, had this Lease not been so disaffirmed, rejected or terminated, would have become due under the provisions of this Lease after the date of such disaffirmance, rejection or termination with respect to any period prior thereto. If Tenant named herein defaults in its obligations to enter into such new lease for a period of 10 days after Landlord's request, then, in addition to all other rights and remedies by reason of default, either at law or in equity, Landlord shall have the same rights and remedies against Tenant named herein as if it had entered into such new lease and such new lease had thereafter been terminated as of the commencement date thereof by reason of Tenant's default thereunder.

                                   ARTICLE 14

                               ACCESS TO PREMISES

         Landlord's Access. (a) Landlord, Landlord's agents and utility service providers servicing the Building may erect, use and maintain concealed ducts, pipes and conduits in and through the Premises provided such use does not cause the usable area of the Premises to be reduced beyond a de minimis amount. Landlord shall promptly repair any damage to the Premises caused by any work performed pursuant to this Article 14.

                   Landlord, any Lessor or Mortgagee and any other party designated by Landlord and their respective agents shall have the right to enter the Premises at all reasonable times, upon not less than 24 hours prior telephonic notice except in the case of emergency, to examine the Premises, to show the Premises to prospective purchasers, Mortgagees, Lessors or, during the last 15 months of the Term, tenants and their respective agents and representatives or others, to perform Restorative Work to the Premises or the Building, and Landlord shall be allowed to take all material into the Premises that may be required for the performance of such Restorative Work without the same constituting an actual or constructive eviction of Tenant in whole or in part and without any abatement of Rent; provided, however, that all such work shall be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible and shall be subject to the provisions of Section 14.4 below.

                   All  parts  (except  surfaces  facing  the  interior  of  the
Premises) of all walls, windows and doors bounding the Premises, all balconies, terraces and roofs adjacent to the Premises, all space in or adjacent to the Premises used for shafts, stacks, stairways, mail chutes, conduits and other mechanical facilities, Building Systems; Building facilities and Common Areas are not part of the Premises, and Landlord shall have the use thereof and access thereto through the Premises for the purposes of Building operation, maintenance, alteration and repair.

         Alterations to Real Property. Landlord has the right at any time to (a) change the name, number or designation by which the Building is commonly known, and (b) alter the Building and Garage to change the arrangement or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets or other Common Areas without any such acts constituting an actual or constructive eviction and without incurring any liability to Tenant, so long as such changes do not deprive Tenant of access to the Premises. Landlord shall not exercise any of its rights pursuant to this Section 14.2, to the extent doing so would unreasonably interfere with Tenant's use of the Premises or Garage.

         Light and Air. If at any time any windows of the Premises are temporarily darkened or covered over by reason of any Restorative Work, any of such windows are permanently darkened or covered over due to any Requirement or there is otherwise a diminution of light, air or view by another structure which may hereinafter be erected (whether or not by Landlord), Landlord shall not be liable for any damages and Tenant shall not be entitled to any compensation or abatement of any Rent, nor shall the same release Tenant from its obligations hereunder or constitute an actual or constructive eviction.

         Tenant's Security Requirements. Landlord acknowledges that Tenant has advised Landlord that Tenant's business at the Premises involves sensitive information and operations and that Tenant has security requirements to protect such information and operations. Landlord and any person entering the Premises with, at the direction of or under the authority of, Landlord shall, subject to Tenant's compliance with its obligations pursuant to this Section 14.4, follow Tenant's commercially reasonable security requirements, which include the requirement that all persons entering the Premises be attended by a representative of Tenant, Tenant shall make a representative available upon 24-hours prior telephone notice by Landlord. Tenant acknowledges that to the extent Tenant does not facilitate Landlord's access to the Premises or certain portions thereof, Landlord shall be absolved from the obligation to perform any services within such portion of the Premises including cleaning services. In the event of an emergency that could cause damage to health, safety or property Landlord shall use good faith efforts to follow Tenant's security requirements and in such event Landlord will be required to give only such notice that it in good faith believes is feasible under the circumstances and need not wait to be accompanied by Tenant or its employees or representatives (although these parties may still accompany Landlord if they are available and wish to do so).

                                   ARTICLE 15

                                     DEFAULT

         Tenant's Defaults. Each of the following events shall be an "Event of Default" hereunder:

                   Tenant fails to pay when due any installment of Rent and such default shall continue for 5 days after notice of such default is given to Tenant, except that if Landlord shall have given 2 such notices during any calendar year of the Term, Tenant shall not be entitled to any further notice of its delinquency in the payment of any installment of rent until the expiration of such calendar year without Tenant having defaulted in any such payment; or

                   Tenant fails to observe or perform any other term, covenant or condition of this Lease and such failure continues for more than 30 days (10 days with respect to a default under Article 3) after notice by Landlord to Tenant of such default, or if such default (other than a default under Article
3) is of a nature that it cannot be completely remedied within 30 days, failure by Tenant to commence to remedy such failure within said 30 days, and thereafter diligently prosecute to completion all steps necessary to remedy such default, provided in all events the same is completed within 90 days; or

                   if Landlord applies or retains any part of the Security Deposit, and Tenant fails to deposit with Landlord the amount so applied or retained by Landlord, or to provide Landlord with a replacement Letter of Credit (as hereinafter defined), if applicable, within 5 days after notice by Landlord to Tenant stating the amount applied or retained.

         Landlord's Remedies. (a) Upon the occurrence of an Event of Default, Landlord, at its option, and without limiting the exercise of any other right or remedy Landlord may have on account of such Event of Default, and without any further demand or notice, may give to Tenant 3 days' notice of termination of this Lease, in which event this Lease and the Term shall come to an end and expire (whether or not the Term shall have commenced) upon the expiration of such 3 day period with the same force and effect as if the date set forth in the notice was the Expiration Date stated herein; and Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable for damages as provided in this Article 15, and/or, to the extent permitted by law, Landlord may remove all persons and property from the Premises, which property shall be stored by Landlord at a warehouse or elsewhere at the risk, expense and for the account of Tenant.

                   If  Landlord  elects to  terminate  this  Lease,  pursuant to
Section 1951.2 of the California Civil Code, Landlord shall be entitled to recover from Tenant the aggregate of:

                    (i) The worth at the time of award of the unpaid Rent and charges equivalent to Rent earned as of the date of the termination hereof;

                    (ii)The worth at the time of award of the amount by which the unpaid Rent and charges equivalent to Rent which would have been earned after the date of termination hereof until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                    (iii) The worth at the time of award of the amount by which the unpaid Rent and charges equivalent to Rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                    (iv) Any other amount necessary to compensate Landlord for the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom; and

                    (v) Any other amount which Landlord may hereafter be permitted to recover from Tenant to compensate Landlord for the detriment caused by Tenant's default.

For the purposes of this Section 15.2(b), the "time of award" shall mean the date upon which the judgment in any action brought by Landlord against Tenant by reason of such Event of Default is entered or such earlier date as the court may determine; the "worth at the time of award" of the amounts referred to in Sections 15.2(b)(i) and 15.2(b)(ii) shall be computed by allowing interest on such amounts at the Interest Rate; and the "worth at the time of award" of the amount referred to in Section 15.2(b)(iii) shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1% per annum. Tenant agrees that such charges shall be recoverable by Landlord under California Code of Civil Procedure Section 1174(b) or any similar, successor or related provision of law.

         Recovering Rent as It Comes Due. Upon any Event of Default, in addition to any other remedies available to Landlord at law or in equity or under this Lease, Landlord shall have the remedy described in California Civil Code Section 1951.4. Accordingly, if Landlord does not elect to terminate this Lease, Landlord may, from time to time, enforce all of its rights and remedies under this Lease, including the right to recover all Rent as it becomes due. Such remedy may be exercised by Landlord without prejudice to its right thereafter to terminate this Lease in accordance with the other provisions contained in this
Article 15. Landlord's reentry to perform acts of maintenance or preservation of, or in connection with efforts to relet, the Premises, or any portion thereof, or the appointment of a receiver upon Landlord's initiative to protect Landlord's interest under this Lease shall not terminate Tenant's right to possession of the Premises or any portion thereof and, until Landlord elects to terminate this Lease, this Lease shall continue in full force and Landlord may pursue all its remedies hereunder. Nothing in this Article 15 shall be deemed to affect Landlord's right to indemnification, under the indemnification clauses contained in this Lease, for Losses arising from events occurring prior to the termination of this Lease.

         General. (a) All rights, powers and remedies of Landlord hereunder and under any other agreement now or hereafter in force between Landlord and Tenant shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Landlord at law or in equity. The exercise of any one or more of such rights or remedies shall not impair Landlord's right to exercise any other right or remedy including any and all rights and remedies of Landlord under California Civil Code Section 1951.8, California Code of Civil Procedure Section 1161 et seq., or any similar, successor or related Requirements.

                   If, after Tenant's abandonment of the Premises, Tenant leaves behind any of Tenant's Property, then Landlord shall store such Tenant's Property at a warehouse or any other location at the risk, expense and for the account of Tenant, and such property shall be released only upon Tenant's payment of such charges, together with moving and other costs relating thereto and all other sums due and owing under this Lease. If Tenant does not reclaim such Tenant's Property within the period permitted by law, Landlord may sell such Tenant's Property in accordance with law and apply the proceeds of such sale to any sums due and owing hereunder, or retain said Property, granting Tenant credit against sums due and owing hereunder for the reasonable value of such Property.

                   To the extent permitted by law, Tenant hereby waives all provisions of, and protections under, any Requirement to the extent same are inconsistent and in conflict with specific terms and provisions hereof.

         Interest. If any payment of Rent is not paid when due, interest shall accrue on such payment, from the date such payment became due until paid at the Interest Rate. Tenant acknowledges that late payment by Tenant of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that maybe imposed on Landlord by the terms of any note secured by a Mortgage covering the Premises, Therefore, in addition to interest, if any amount is not paid when due, a late charge equal to 5% of such amount shall be assessed; provided, however, that on 2 occasions during any calendar year of the Term, Landlord shall give Tenant notice of such late payment and Tenant shall have a period of 5 days thereafter in which to make such payment before any late charge is assessed. Such interest and late charges are separate and cumulative and are in addition to and shall not diminish or represent a substitute for any of Landlord's rights or remedies under any other provision of this Lease.

         Other Rights of Landlord. If Tenant fails to pay any Additional Rent when due, Landlord, in addition to any other right or remedy, shall have the same rights and remedies as in the case of a default by Tenant in the payment of Fixed Rent. If Tenant is in arrears in the payment of Rent, Tenant waives Tenant's right, if any, to designate the items against which any payments made by Tenant are to be credited, and Landlord may apply any payments made by Tenant to any items Landlord sees fit, regardless of any request by Tenant. Landlord reserves the right, without liability to Tenant and without constituting any claim of constructive eviction, to suspend furnishing or rendering to Tenant any supplemental or overtime property, material, labor, utility or other service, which Landlord is not obligated to furnish or render in accordance with Article 10, in the event that (but only for so long as) Tenant is in arrears in paying Landlord for such items for more than 30 days after notice from Landlord to Tenant demanding the payment of such arrears.

         Landlord's Default. Landlord shall not be in default hereunder unless Landlord fails to perform any obligation required of Landlord under the terms of this Lease within a reasonable time, but in no event later than 30 days after written notice by Tenant to Landlord, specifying the nature of Landlord's failure to perform. If, however, the nature of Landlord's obligation is such that more than 30 days are reasonably required for performance, than Landlord shall not be in default hereunder if Landlord commences performance within such 30 day period and thereafter diligently prosecutes such cure to completion. If Landlord at the expiration of such notice and cure periods has failed to cure such default, then, subject to the exculpatory provisions of Section 26.3 hereof, Tenant may pursue any of its legal or equitable remedies, but Tenant shall have no right to otherwise terminate this Lease.

                                   ARTICLE 16

                   LANDLORD'S RIGHT TO CURE; FEES AND EXPENSES

                  If Tenant defaults in the performance of its obligations under this Lease, Landlord, without waiving such default, may perform such obligations at Tenant's expense: (a) immediately, and without notice, in the case of emergency or if the default (i) materially interferes with the use by any other tenant of the Building, (ii) materially interferes with the efficient operation of the Building, (iii) results in a violation of any Requirement, or (iv) results or will result in a cancellation of any insurance policy maintained by Landlord, and (b) in any other case if such default continues after 10 days from the date Landlord gives notice of Landlord's intention to perform the defaulted obligation. All costs and expenses incurred by Landlord in connection with any such performance by it and all costs and expenses, including reasonable counsel fees and disbursements, incurred by Landlord in any action or proceeding (including any unlawful detainer proceeding) brought by Landlord to enforce any obligation of Tenant under this Lease and/or right of Landlord in or to the Premises, shall be paid by Tenant to Landlord on demand, with interest thereon at the Interest Rate from the date incurred by Landlord. Except as expressly provided to the contrary in this Lease, all costs and expenses which, pursuant to this Lease are incurred by Landlord and payable to Landlord by Tenant, and all charges, amounts and sums payable to Landlord by Tenant for any property, material, labor, utility or other services which, pursuant to this Lease or at the request and for the account of Tenant, are provided, furnished or rendered by Landlord, shall become due and payable by Tenant to Landlord in accordance with the terms of the bills rendered by Landlord to Tenant.

                                   ARTICLE 17

               NO REPRESENTATIONS BY LANDLORD; LANDLORD'S APPROVAL

         No Representations. Except as expressly set forth herein, Landlord and Landlord's agents have made no warranties, representations, statements or promises with respect to the Building, the Real Property or the Premises and no rights, easements or licenses are acquired by Tenant by implication or otherwise. Tenant is entering into this Lease after full investigation and is not relying upon any statement or representation made by Landlord not embodied in this Lease.

         No Money Damages. Wherever in this Lease Landlord's consent or approval is required, Landlord hereby acknowledges its duty to act in each such case consistent with a covenant of good faith and fair dealing (but Landlord shall not otherwise be subject to a "reasonableness" standard where Landlord has not expressly agreed herein to not unreasonably withhold its consent or approval). If Landlord refuses to grant such consent or approval, whether or not Landlord expressly agreed that such consent or approval would not be unreasonably withheld, Tenant shall not make, and Tenant hereby waives, any claim for money damages (including any claim by way of set-off, counterclaim or defense) based upon Tenant's claim or assertion that Landlord unreasonably withheld or delayed its consent or approval. Tenant's sole remedy shall be an action or proceeding to enforce such provision, by specific performance, injunction or declaratory judgment. In no event shall Landlord be liable for, and Tenant, on behalf of itself and all other Tenant Parties, hereby waives any claim for, any indirect, consequential or punitive damages, including loss or profits or business opportunity, arising under or in connection with this Lease. Notwithstanding the foregoing, Tenant's waiver set forth in the second sentence of this Section 17.2 shall not apply to any final non-appealable judgment (or a judgment that is in fact not appealed) that Tenant obtains from a court of competent jurisdiction that Landlord acted in bad faith in making its determination to withhold its consent or approval.

         Reasonable Efforts. For purposes of this Lease, "reasonable efforts" by Landlord shall not include an obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever.

                                   ARTICLE 18

                                   END OF TERM

         Expiration. Upon the expiration or other termination of this Lease, Tenant shall quit and surrender the Premises to Landlord vacant, broom clean and in good order and condition, ordinary wear and tear and damage for which Tenant is not responsible under the terms of this Lease excepted, and Tenant shall remove all of Tenant's Property and Tenant's Alterations as may be required pursuant to Article 5.

         Holdover Rent. Landlord and Tenant recognize that Landlord's damages resulting from Tenant's failure to timely surrender possession of the Premises may be substantial, may exceed the amount of the Rent payable hereunder, and will be impossible to accurately measure. Accordingly, if possession of the Premises is not surrendered to Landlord on the Expiration Date or sooner termination of this Lease, in addition to any other rights or remedies Landlord may have hereunder or at law, Tenant shall (a) pay to Landlord for each month (or any portion thereof) during which Tenant holds over in the Premises after the Expiration Date or sooner termination of this Lease, in addition to all Additional Rent, (i) for the first month, a sum equal to 150% of the Fixed Rent payable under this Lease for the last full calendar month of the Term ("Final Fixed Rent" and thereafter 200% of such Final Fixed Rent, (b) be liable to Landlord for (i) any payment or rent concession which Landlord may be required to make to any tenant obtained by Landlord for all or any part of the Premises (a "New Tenant") in order to induce such New Tenant not to terminate its lease by reason of the holding-over by Tenant, and (ii) the loss of the benefit of the bargain if any New Tenant shall terminate its lease by reason of the holding-over by Tenant, and (c) if any such nonconsensual holding-over continues for more than 30 days, indemnify Landlord against all claims for actual damages (but in no event any consequential damages) by any New Tenant. No holding-over by Tenant, nor the payment to Landlord of the amounts specified above, shall operate to extend the Term hereof. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Premises after the Expiration Date or sooner termination of this Lease, and no acceptance by Landlord of payments from Tenant after the Expiration Date or sooner termination of this Lease shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this Section 18.2.

                                   ARTICLE 19

                                 QUIET ENJOYMENT

                  Provided this Lease is in full force and effect and no Event of Default then exists, Tenant may peaceably and quietly enjoy the Premises without hindrance by Landlord or any person lawfully claiming through or under Landlord, subject to the terms and conditions of this Lease and to all Superior Leases and Mortgages.

                                   ARTICLE 20

                             NO SURRENDER; NO WAIVER

         No Surrender or Release. No act or thing done by Landlord or Landlord's agents or employees during the Term shall be deemed an acceptance of a surrender of the Premises, and no provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver is in writing and is signed by Landlord.

         No Waiver. The failure of either party to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, or any of the Rules and Regulations, shall not be construed as a waiver or relinquishment for the future performance of such obligations of this Lease or the Rules and Regulations, or of the right to exercise such election but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt by Landlord of any Rent payable pursuant to this Lease or any other sums with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent herein stipulated shall be deemed to be other than a payment on account of the earliest stipulated Rent, or as Landlord may elect to apply such payment, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

                                   ARTICLE 21

                      WAIVER OF TRIAL BY JURY; COUNTERCLAIM

         Jury Trial Waiver. THE PARTIES HEREBY AGREE THAT THIS LEASE CONSTITUTES A WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY PURSUANT TO THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 631 AND EACH PARTY DOES HEREBY CONSTITUTE AND APPOINT THE OTHER PARTY ITS TRUE AND LAWFUL ATTORNEY-IN-FACT, WHICH APPOINTMENT IS COUPLED WITH AN INTEREST, AND EACH PARTY DOES HEREBY AUTHORIZE AND EMPOWER THE OTHER PARTY, IN THE NAME, PLACE AND STEAD OF SUCH PARTY, TO FILE THIS LEASE WITH THE CLERK OR JUDGE OF ANY COURT OF COMPETENT JURISDICTION AS A STATUTORY WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY.

                  LANDLORD'S INITIALS: _____         TENANT'S INITIALS: _____

         Waiver of Counterclaim. If Landlord commences any summary proceeding against Tenant, Tenant will not interpose any counterclaim of any nature or description in any such proceeding (unless failure to impose such counterclaim would preclude Tenant from asserting in a separate action the claim which is the subject of such counterclaim), and will not seek to consolidate such proceeding with any other action which may have been or will be brought in any other court by Tenant.

                                   ARTICLE 22

                                     NOTICES

                  Except as otherwise expressly provided in this Lease, all consents, notices, demands, requests, approvals or other communications given under this Lease shall be in writing and shall be deemed sufficiently given or rendered if delivered by hand (provided a signed receipt is obtained) or if sent by registered or certified mail (return receipt requested) or by a nationally recognized overnight delivery service making receipted deliveries, addressed to Landlord and Tenant as set forth in Article 1, and to any Mortgagee or Lessee who shall require copies of notices and whose address is provided to Tenant, or to such other address(es) as Landlord, Tenant or any Mortgagee or Lessor may designate as its new address(es) for such purpose by notice given to the other in accordance with the provisions of this Article 22. Any such approval, consent, notice, demand, request or other communication shall be deemed to have been given on the date of receipted delivery, refusal to accept delivery or when delivery is first attempted but cannot be made due to a change of address for which no notice is given or 3 Business Days after it shall have been mailed as provided in this Article 22, whichever is earlier.

                                   ARTICLE 23

                              RULES AND REGULATIONS

                  All Tenant Parties shall observe and comply with the Rules and Regulations, as supplemented or amended from time to time. Landlord reserves the right, from time to time, to adopt additional Rules and Regulations and to amend the Rules and Regulations then in effect. Nothing contained in this Lease shall impose upon Landlord any obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease against any other Building tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, visitors or licensees, provided that Landlord shall enforce the Rules or Regulations against Tenant and all other tenants of the Building in a non-discriminatory fashion.

                                   ARTICLE 24

                                     BROKER

                  Landlord has retained Landlord's Agent as leasing agent in connection with this Lease and Landlord will be solely responsible for any fee that may be payable to Landlord's Agent. Landlord agrees to pay a commission to Tenant's Broker pursuant to a separate agreement. Each of Landlord and Tenant represents and warrants to the other that it has not dealt with any broker in connection with this Lease other than Landlord's Agent, Landlord's Broker and Tenant's Broker and that no other broker, finder or like entity procured or negotiated this Lease or is entitled to any fee or commission in connection herewith. Each of Landlord and Tenant shall indemnify, defend, protect and hold the other party harmless from and against any and all Losses which the indemnified party may incur by reason of any claim of or liability to any broker, finder or like agent (other than Landlord's Agent, Landlord's Broker and Tenant's Broker) arising out of any dealings claimed to have occurred between the indemnifying party and the claimant in connection with this Lease, and/or the above representation being false.

                                   ARTICLE 25

                                    INDEMNITY

         Tenant's Indemnity. Tenant shall not do or permit to be done any act or thing upon the Premises or the Real Property which may subject Landlord to any liability or responsibility for injury, damages to persons or property or to any liability by reason of any violation of any Requirement, and shall exercise such control over the Premises as to fully protect Landlord against any such liability. Except to the extent of the gross negligence or willful misconduct of Landlord or its agents or contractors, Tenant shall indemnify, defend, protect and hold harmless each of the Indemnitees from and against any and all Losses, resulting from any claims (i) against the Indemnitees arising from any act, omission or negligence of (A) all Tenant Parties or (B) both Landlord and Tenant, provided, however, that Tenant's liability hereunder with respect to matters judicially determined to have arisen out of the negligence of Landlord, which determination shall not be subject to appeal, shall be limited to the amount of insurance coverage carried by Tenant pursuant to Article 11, (ii) against the Indemnitees arising from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring in or about the Premises, and (iii) against the Indemnitees resulting from any breach, violation or nonperformance of any covenant, condition or agreement of this Lease on the part of Tenant to be fulfilled, kept, observed or performed.

         Landlord's Indemnity. Landlord shall indemnify, defend and hold harmless Tenant from and against all Losses incurred by Tenant arising from any accident, injury or damage whatsoever caused to any person or the property of any person in or about the Common Areas and with respect to claims for personal injury, the Premises, to the extent attributable to the gross negligence or willful misconduct of Landlord or its employees, agents or contractors.

         Defense and Settlement. If any claim, action or proceeding is made or brought against any Indemnitee, then upon demand by an Indemnitee, Tenant, at its sole cost and expense, shall resist or defend such claim, action or proceeding in the Indemnitee's name (if necessary), by attorneys approved by the Indemnitee, which approval shall not be unreasonably withheld (attorneys for Tenant's insurer shall be deemed approved for purposes of this Section 25.3). Notwithstanding the foregoing, an Indemnitee may retain its own attorneys to participate or assist in defending any claim, action or proceeding involving potential liability in excess of the amount available under Tenant's liability insurance carried under Section 11.1 for such claim and Tenant shall pay the reasonable fees and disbursements of such attorneys. If Tenant fails to diligently defend or if there is a legal conflict or other conflict of interest, then Landlord may retain separate counsel at Tenant's expense. Notwithstanding anything herein contained to the contrary, Tenant may direct the Indemnitee to settle any claim, suit or other proceeding provided that (a) such settlement shall involve no obligation on the part of the Indemnitee other than the payment of money, (b) any payments to be made pursuant to such settlement shall be paid in full exclusively by Tenant at the time such settlement is reached, (c) such settlement shall not require the Indemnitee to admit any liability, and (d) the Indemnitee shall have received an unconditional release from the other parties to such claim, suit or other proceeding.

                                   ARTICLE 26

                                  MISCELLANEOUS

         Delivery. This Lease shall not be binding upon Landlord or Tenant unless and until Landlord shall have executed and delivered a fully executed copy of this Lease to Tenant.

         Transfer of Real Property. In the event of the sale, conveyance, assignment or transfer (collectively, a "Transfer") by such Landlord (or upon any subsequent landlord after the Transfer by such subsequent landlord) of its interest in the Building or the Real Property, as the case may be, such Landlord shall be entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing from and after the date of Transfer, provided the transferee of Landlord's interest (or that of such subsequent Landlord) in the Building or the Real Property, as the case may be, has assumed in writing all obligations under this Lease arising from and after the date of Transfer.

         Limitation on Liability. The liability of Landlord for Landlord's obligations under this Lease shall be limited to Landlord's interest in the Real Property and Landlord's interest in the net proceeds from the sale thereof and Tenant shall not look to any other property or assets of Landlord or the property or assets of any direct or indirect partner, member, manager, shareholder, director, officer, principal, employee or agent of Landlord (collectively, the "Parties") in seeking either to enforce Landlord's obligations under this Lease or to satisfy a judgment for Landlord's failure to perform such obligations; and none of the Parties shall be personally liable for the performance of Landlord's obligations under this Lease.

         Rent. All amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated Fixed Rent, Tenant's Tax Payment, Tenant's Operating Payment, Additional Rent or Rent, shall constitute rent for the purposes of Section 502(b)(6) of the United States Bankruptcy Code.

         Entire Document. This Lease (including any Schedules and Exhibits referred to herein and all supplementary agreements provided for herein) contains the entire agreement between the parties and all prior negotiations and agreements are merged into this Lease. All of the Schedules and Exhibits attached hereto are incorporated in and made a part of this Lease, provided that in the event of any inconsistency between the terms and provisions of this Lease and the terms and provisions of the Schedules and Exhibits hereto, the terms and provisions of this Lease shall control.

         Governing Law. This Lease shall be governed in all respects by the laws of the State of California.

         Unenforceability. If any provision of this Lease, or its application to any Person or circumstance, shall ever be held to be invalid or unenforceable, then in each such event the remainder of this Lease or the application of such provision to any other Person or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each provision hereof shall remain valid and enforceable to the fullest extent permitted by law.

         Lease Disputes. (a) Tenant agrees that all disputes arising, directly or indirectly, out of or relating to this Lease, and all actions to enforce this Lease, shall be dealt with and adjudicated in the state courts of the State of California or the United States District Court for the Northern District of California and for that purpose hereby expressly and irrevocably submits itself to the jurisdiction of such courts. Tenant agrees that so far as is permitted under applicable law, this consent to personal jurisdiction shall be self-operative and no further instrument or action, other than service of process in one of the manners specified in this Lease, or as otherwise permitted by law, shall be necessary in order to confer jurisdiction upon it in any such court.

                   To the extent that Tenant has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Tenant irrevocably waives such immunity in respect of its obligations under this Lease.


         Landlord's Agent. Unless Landlord delivers written notice to Tenant to the contrary, Landlord's Agent is authorized to act as Landlord's agent in connection with the performance of this Lease, and Tenant shall direct all
correspondence   and   requests   to,  and  shall  be   entitled  to  rely  upon
correspondence received from Landlord's Agent. Tenant acknowledges that Landlord's Agent is acting solely as agent for Landlord in connection with the foregoing; and neither Landlord's Agent nor any of its direct or indirect partners, members, managers, officers, shareholders, directors, employees, principals, agents or representatives shall have any liability to Tenant in connection with the performance of this Lease, and Tenant waives any and all claims against any and all of such parties (other than Landlord) arising out of, or in any way connected with, this Lease, the Building or the Real Property.

         Estoppel. Within 10 Business Days following request from Landlord, any Mortgagee or any Lessor, Tenant shall deliver to Landlord a statement executed and acknowledged by Tenant, in form reasonably satisfactory to Landlord, (a) stating the Commencement Date, the Rent Commencement Date and the Expiration Date, and that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all modifications), (b) setting forth the date to which the Fixed Rent and any Additional Rent have been paid, together with the amount of monthly Fixed Rent and Additional, Rent then payable, (c) stating whether or not, to Tenant's current actual knowledge, Landlord is in default under this Lease, and, if Landlord is in default, setting forth the specific nature of all such defaults, (d) stating the amount of the Security Deposit, if any, under this Lease, (e) stating whether there are any subleases or assignments affecting the Premises, (f) stating the address of Tenant to which all notices and communications under the Lease shall be sent, and (g) responding to any other matters reasonably requested by Landlord, such Mortgagee or such Lessor. Tenant acknowledges that any statement delivered pursuant to this Section 26.10 may be relied upon by any purchaser or owner of the Real Property or the Building, or all or any portion of Landlord's interest in the Real Property or the Building or any Superior Lease, or by any Mortgagee, or assignee thereof or by any Lessor, or assignee thereof.

         Certain Interpretational Rules. For purposes of this Lease, whenever the words "include", "includes", or "including" are used, they shall be deemed to be followed by the words "without limitation" and, whenever the circumstances or the context requires, the singular shall be construed as the plural, the masculine shall be construed as the feminine and/or the neuter and vice versa. This Lease shall be interpreted and enforced without the aid of any canon, custom or rule of law requiring or suggesting construction against the party drafting or causing the drafting of the provision in question. The captions in this Lease are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease or the intent of any provision hereof.

         Parties Bound. The terms, covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and, except as otherwise provided in this Lease, to their respective legal representatives, successors, and assigns.

         Memorandum of Lease. This Lease shall not be recorded; however, at either party's request, Landlord and Tenant shall promptly execute, acknowledge and deliver a memorandum with respect to this Lease sufficient for recording and either party may record the Memorandum provided that if Tenant so request that such memorandum be recorded, prior to such recordation Tenant shall execute, acknowledge and deliver to Landlord a quitclaim deed for the Building and the underlying real property together with Tenant's irrevocable instructions that such quitclaim deed may be recorded upon the expiration or earlier termination of this Lease.

         Counterparts. This Lease may be executed in 2 or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

         Survival. All obligations and liabilities of Landlord or Tenant to the other which accrued before the expiration or other termination of this Lease, and all such obligations and liabilities which by their nature or under the circumstances can only be, or by the provisions of this Lease may be, performed after such expiration or other termination, shall survive the expiration or other termination of this Lease. Without limiting the generality of the foregoing, the rights and obligations of the parties with respect to any indemnity under this Lease, and with respect to any Rent and any other amounts payable under this Lease, shall survive the expiration or other termination of this Lease.

         Code Waivers. Tenant hereby waives any and all rights under and benefits of Subsection 1 of Section 1931, 1932(2), Subdivision 2, 1933, Subdivision 4, 1941 and 1942 of the California Civil Code, Section 1265.130 of the California Code of Civil Procedure (allowing either party to petition a court to terminate a lease in the event of a partial taking), and Section 1174(c) of the California Code of Civil Procedure and Section 1951.7 of the California Civil Code (providing for Tenant's right to satisfy a judgment in order to prevent a forfeiture of this Lease or requiring Landlord to deliver written notice to Tenant of any reletting of the Premises), and any similar law, statute or ordinance now or hereinafter in effect.

         Inability to Perform. This Lease and the obligation of Tenant to pay Rent and to perform all of the other covenants and agreements of Tenant hereunder shall not be affected, impaired or excused by any Unavoidable Delays. Landlord shall use reasonable efforts to promptly notify Tenant of any Unavoidable Delay which prevents Landlord from fulfilling any of its obligations under this Lease.

         Transportation Demand Management Program. If, during the Term, the City of Santa Clara so requires, then Tenant shall institute and maintain for its employees working at the Building a Transportation Demand Management Program ("TDMP") which shall involve, as so required, measures such as shuttle services, carpool matching, guaranteed ride home program and employee subsidies for travel costs. Upon request of Landlord, Tenant shall report to Landlord and the City of Santa Clara on the status of Tenant's TDMP.

         Reasonable Expenditures. Notwithstanding anything to the contrary set forth herein, any expenditure by a party permitted or required under this Lease, for which such party is entitled to and does demand reimbursement from the other party, shall be entitled to the fair market value of the good and services involved, shall be reasonably incurred, and shall be reasonably substantiated by reasonable supporting documentary evidence available for inspection and review by the other party upon reasonable prior written request and during normal business hours.

                                   ARTICLE 27

                                SECURITY DEPOSIT

         Security Deposit. Tenant shall deposit the Security Deposit with Landlord upon the execution of this Lease in cash or check as security for the faithful performance and observance by Tenant of the terms, covenants and conditions of this Lease.

         Letter of Credit. In lieu of a cash or check Security Deposit, Tenant may deliver the Security Deposit to Landlord in the form of a clean, irrevocable, non-documentary and unconditional letter of credit (the "Letter of Credit") issued by and drawable upon any commercial bank which is a member of the New York Clearing House Association or other bank reasonably satisfactory to Landlord, trust company, national banking association or savings and loan association with offices for banking purposes in the City of San Francisco (the "Issuing Bank"), which has outstanding unsecured, uninsured and unguaranteed indebtedness, or shall have issued a letter of credit or other credit facility that constitutes the primary security for any outstanding indebtedness (which is otherwise uninsured and unguaranteed), that is then rated, without regard to qualification of such rating by symbols such as "+" or "-" or numerical notation, "Aa" or better by Moody's Investors Service and "AA" or better by Standard & Poor's Rating Service, and has combined capital, surplus and undivided profits of not less than $500,000,000. Landlord hereby approves of Canadian Imperial Bank of Commerce as an Issuing Bank and the form of Letter of Credit attached hereto as Exhibit I. Such Letter of Credit shall (a) name Landlord as beneficiary, (b) be in the amount of the Security Deposit, (c) have a term of not less than one year, (d) permit multiple drawings, (e) be fully transferable by Landlord without the payment of any fees or charges by Landlord, and (f) otherwise be in form and content reasonably satisfactory to Landlord. If upon any transfer of the Letter of Credit, any fees or charges shall be so imposed, then such fees or charges shall be payable solely by Tenant and the Letter of Credit shall so specify. The Letter of Credit shall provide that it shall be deemed automatically renewed, without amendment, for consecutive periods of one year each thereafter during the Term (and in no event shall the Letter of Credit expire prior to the 45th day following the Expiration Date) unless the Issuing Bank sends a notice (the "Non-Renewal Notice") to Landlord by certified mail, return receipt requested, not less than 45 days next preceding the then expiration date of the Letter of Credit stating that the Issuing Bank has elected not to renew the Letter of Credit. Landlord shall have the right, upon receipt of the Non-Renewal Notice, to draw the full amount of the Letter of Credit, by sight draft on the Issuing Bank, and shall thereafter hold or apply the cash proceeds of the Letter of Credit pursuant to the terms of this Article 27, until Tenant delivers to Landlord a substitute Letter of Credit which meets the requirements of this Section 27.2. The Issuing Bank shall agree with all drawers, endorsers and bona fide holders that drafts drawn under and in compliance with the terms of the Letter of Credit and accompanied by a certificate signed by an authorized officer of Landlord (not in their individual capacity, but solely as an officer of Landlord) under penalty of perjury, that to such person's knowledge, information and belief, a default of Tenant beyond all applicable notice and cure periods has occurred and is continuing and that Landlord is entitled under the Lease to draw the amount being drawn, will be duly honored upon presentation to the Issuing Bank at an office location in San Francisco, California. The Letter of Credit shall be subject in all respects to the Uniform Customs and Practice for Documentary Credits (1993 revision), International Chamber of Commerce Publication No. 500.

         Application of Security. If an Event of Default by Tenant occurs in the payment or performance of any of the terms, covenants or conditions of this Lease, including the payment of Rent, Landlord may apply or retain the whole or any part of the cash Security Deposit or may notify the Issuing Bank and thereupon receive all or a portion of the Security Deposit represented by the Letter of Credit and use, apply, or retain the whole or any part of such proceeds, as the case may be, to the extent required for the payment of any Fixed Rent or any other sum as to which Tenant is in default beyond applicable notice and cure periods including (i) any sum which Landlord may expend or may be required to expend by reason of Tenant's default beyond applicable notice and cure periods, and/or (i) any damages to which Landlord is entitled pursuant to this Lease, whether such damages accrue before or after summary proceedings or other reentry by Landlord. If Landlord applies any part of the Security Deposit, Tenant, upon demand, shall deposit with Landlord the amount so applied or retained so that Landlord shall have the full Security Deposit on hand at all times during the Term. Except for portions of the Security Deposit so applied by Landlord and not re-posted by Tenant, the Security Deposit shall be returned to Tenant after the Expiration Date and after delivery of possession of the Premises to Landlord in the manner required by this Lease.

         Transfer. Upon a sale or other transfer of the Real Property or the Building, or any financing of Landlord's interest therein, Landlord shall have the right to transfer the Security Deposit to its transferee or lender. With respect to the Letter of Credit, within 5 days after notice of such transfer or financing, Tenant, at its sole cost, shall arrange for the transfer of the Letter of Credit to the new landlord or the lender, as designated by Landlord in the foregoing notice or have the Letter of Credit reissued in the name of the new landlord or the lender. Upon such Transfer Tenant shall look solely to the new landlord or lender for the return of such cash Security Deposit or Letter of Credit and the provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new landlord. Except in connection with an assignment of this Lease to a Permitted Transferee, Tenant shall not assign or encumber or attempt to assign or encumber the cash Security Deposit or Letter of Credit and neither Landlord nor its successors or assigns shall be bound by any such action or attempted assignment, or encumbrance.

         Reduction. If Tenant (a) has not, on more than 2 occasions during the 12-month period preceding the applicable Reduction Date (as hereinafter defined), failed to pay Fixed Rent within 5 days of receiving written notice of nonpayment, and (b) no Event of Default then exists, then, provided that Tenant complies with the provisions of this Section 27.5, (i) on the 3rd anniversary of the Commencement Date and on each annual anniversary thereafter (in each case, the "Reduction Date"), the Security Deposit shall be reduced by $600,000; provided that in no event shall the amount of the Security Deposit ever be less than $600,000 (the "Reduction Minimum"). The Security Deposit shall be reduced as follows: (A) if the Security Deposit is in the form of cash, Landlord shall, within 10 Business Days following notice by Tenant to Landlord that Tenant is entitled to reduce the Security Deposit pursuant to this Section 27.5, deliver to Tenant the amount by which the Security Deposit is reduced, or (B) if the Security Deposit is in the form of a Letter of Credit, Tenant shall deliver to Landlord an amendment to the Letter of Credit (which amendment must be reasonably acceptable to Landlord in all respects), reducing the amount of the Letter of Credit by the amount of the permitted reduction, and Landlord shall execute the amendment and such other documents as are reasonably necessary to reduce the amount of the Letter of Credit in accordance with the terms hereof. If Tenant delivers to Landlord an amendment to the Letter of Credit in accordance with the terms hereof, Landlord shall, within 10 Business Days after delivery of such amendment, either (1) provide its reasonable objections to such amendment or (2) execute such amendment of the Letter of Credit in accordance with the terms hereof.

                                   ARTICLE 28

                                     PARKING

                  Located adjacent to the Building is the Garage serving the Building. Except as otherwise provided below, the Garage is open 24 hours a day, 7 days a week to tenants and their Building employees holding valid Building entry cards. The Garage allows monthly parking with unlimited 24 hours access with the Building's entry cards. Visitor parking is available during Ordinary Business Hours. During the Term of this Lease and subject to Unavoidable Delays, Landlord shall make available or cause to be available to Tenant through-out the Term 3.77 unreserved parking spaces per 1,000 rentable square feet of the Premises at no additional cost to Tenant.

                  Tenant shall at all times comply with (and the provisions hereof shall be expressly subject to) all applicable Requirements regarding the use of the Garage. Landlord reserves the right to adopt, modify and enforce reasonable rules (the "Garage Rules") governing the use of the Garage from time to time, including any key card, sticker or other identification or entrance system. Landlord may refuse to permit any person who violates any such Garage Rules to park in the Garage, and any violation of the Rules shall subject the car to removal, at such person's expense from the Garage. The use of all parking spaces shall be solely for use by Tenant's employees (or the employees of a permitted subtenant) working in the Building.

                  The unreserved parking spaces hereunder may be provided on an unreserved valet parking basis. Tenant acknowledges that Landlord may arrange for the Garage to be operated by an independent contractor. Accordingly, Tenant acknowledges that if Landlord is not the operator of the Garage Landlord shall have no liability for claims arising through acts or omissions of such independent contractor except to the extent due to Landlord's, or its agents' or contractors' gross negligence or willful misconduct. Except when caused by the gross negligence or criminal acts of Landlord or Landlord's Agent or their respective employees, agents or contractors, Landlord shall have no liability whatsoever for any damage to property or any other items located in the Garage, nor for any personal injuries or death arising out of any matter relating to the Garage, and in all events, Tenant agrees to look first to its insurance carrier for payment of any losses sustained in connection with any use of the Garage and secondly to the operator of the Garage. Landlord reserves the right to assign specific spaces, and to reserve spaces for visitors, small cars, handicapped persons and for other tenants, guests of tenants or other parties, and Tenant shall not park in any such assigned or reserved spaces. Landlord also reserves the right to close all or any portion of the Garage in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the Garage, or if required by casualty, condemnation or Unavoidable Delay. In such event, Landlord shall use its reasonable efforts to complete such maintenance or repair as soon as reasonably possible.

                  Tenant agrees to acquaint all persons to whom Tenant assigns parking space of any Garage Rules promulgated by Landlord with respect to the Garage and the parking privileges granted to Tenant herein.

                                   ARTICLE 29

                                  RENEWAL TERM

         Renewal Term. Tenant shall have the right to renew the Term for all of the Premises for one renewal term of 5 years (the "Renewal Term") which shall commence on the day following the expiration of the initial Term and end on the 5th anniversary of the Expiration Date, unless the Renewal Term shall sooner terminate pursuant to any of the terms of this Lease or otherwise. The Renewal Term shall commence only if (a) Tenant shall have notified Landlord in writing of Tenant's exercise of such renewal right at least 15 months prior to the Expiration Date, (b) at the time of the exercise of such right and immediately prior to the Expiration Date, no event of Default shall have occurred and be continuing hereunder, and (c) PMC-Sierra, Inc. and/or Related Entities shall be in occupancy of at least 70% of the Premises at the time such notice is given. Time is of the essence with respect to the giving of the notice of Tenant's exercise of the renewal option. The Renewal Term shall be upon all of the agreements, terms, covenants and conditions hereof binding upon Tenant, except that the Fixed Rent (as defined in Section 1.1) shall be determined as provided in Section 29.2 and Tenant shall have no further right to renew the Term. Upon the commencement of the Renewal Term, (A) the Renewal Term shall be added to and become part of the Term (but shall not be considered part of the initial Term),
(B) any reference to "this Lease", to the "Term", the "term of this Lease" or any similar expression shall be deemed to include the Renewal Term, and (C) the expiration of the Renewal Term shall become the Expiration Date.

         Renewal Term Rent. If the Term shall be renewed as provided in Section 29.1, the annual Fixed Rent payable during the Renewal Term shall be equal to the greater of (a) the annual fair market rental value of the Premises (the "Fair Market Value") as of the day immediately following the expiration of the initial Term (the "Calculation Date"), and (b) the amount of Fixed Rent payable by Tenant during the last year of the initial Term. Any dispute between the parties as to the annual fair market rental value shall be resolved by arbitration as provided in Section 29.3 hereof. For purposes hereof, the "Fair Market Value" shall mean the rent at which tenants, as of the commencement of the Renewal Term, will be leasing non-sublease space on a "triple-net" basis comparable in size, location and quality to the Premises, for a comparable term, and considering all other factors relevant to the determination of Fair Market Value, which comparable space is located in Comparable Buildings. Within 30 days following Landlord's receipt of the Exercise Notice, Landlord shall advise Tenant in writing of Landlord's determination of Fair Market Value (the "Rent Notice"). Within 30 days of Tenant's receipt of Landlord's Rent Notice, Tenant shall advise Landlord in writing whether Tenant accepts Landlord's determination of Fair Market Value, elects to rescind Tenant's exercise of the renewal option or elects to have the determination of Fair Market Value be resolved by arbitration as provided in Section 29.3 hereof. Tenant's failure to so advise Landlord of its election within such 30-day period shall constitute Tenant's acceptance of Landlord's determination of Fair Market Value. If Tenant timely elects to rescind its exercise of the renewal option, the Term of this Lease shall end on the Expiration Date. If the Fixed Rent payable during the Renewal Term has not been determined prior to the commencement thereof, Tenant shall pay Fixed Rent in an amount equal to the fair market rental value for the Premises as determined by Landlord (the "Interim Rent"). Upon final determination of the Fixed Rent for the Renewal Term, Tenant shall commence paying such Fixed Rent as so determined, and within 10 days after such determination Tenant shall pay any deficiency in prior payments of Fixed Rent or, if the Fixed Rent as so determined shall be less than the Interim Rent, Tenant shall be entitled to a credit against the next succeeding installments of Fixed Rent in an amount equal to the difference between each installment of Interim Rent and the Fixed Rent as so determined which should have been paid for such installment until the total amount of the over payment has been recouped.

         Arbitration. If Tenant shall dispute Landlord's determination of Fair Market Value pursuant to Section 29.2, Tenant shall give notice to Landlord of such dispute within 10 days of Tenant's receipt of Landlord's determination, and such dispute shall be determined by a single arbitrator appointed in accordance with the American Arbitration Association Real Estate Valuation Arbitration Proceeding Rules. The arbitrator shall be impartial and shall have not less than 10 years' experience in the County of Santa Clara in a calling related to the leasing of commercial office space in office buildings comparable to the Building, and the fees of the arbitrator shall be shared by Landlord and Tenant. Within 15 days following the appointment of the arbitrator, Landlord and Tenant shall attend a hearing before the arbitrator at which each party shall submit a report setting forth its determination of the Fair Market Value of the Premises for the Renewal Term, together with such information on comparable rentals and such other evidence as such party shall deem relevant. The arbitrator shall, within 30 days following such hearing and submission of evidence, render his or her decision by selecting the determination of Fair Market Value submitted by either Landlord or Tenant which, in the judgment of the arbitrator, most nearly reflects the Fair Market Value of the Premises for the Renewal Term, provided, however, that Tenant shall have the right, by written notice to Landlord, to terminate the exercise of its renewal option, within ten (10) days of receipt of the judgment of the arbitrator. If Tenant elects to so terminate its option, then the (a) Expiration Date shall be the later to occur of (a) the Expiration Date, and (b) the 450th day following the date of Tenant's termination notice,
(b) Tenant shall pay the fees of the arbitrator, and (c) the Fixed Rent payable for any period of time beyond the stated Expiration Date shall be 103% of the Fixed Rent payable for the final month of the Initial Term. The arbitrator shall have no power or authority to select any Fair Market Value other than a Fair Market Value submitted by Landlord or Tenant, and the decision of the arbitrator shall be final and binding upon Landlord and Tenant.

                                   ARTICLE 30

                        ROOF SPACE AND SATELLITE ANTENNA

                  Tenant is hereby granted, subject to Article 5 hereof and the provisions of this Article 30 and such other requirements as shall be imposed by Landlord and at no additional cost to Tenant, the right to install, secure, maintain, replace and operate on the roof (the "Roof") of the Building in an area reasonably designated by Landlord and reasonably acceptable to Tenant of not more than 100 square feet (the "Roof Space"), a communications transmitter, receiver or other supplemental equipment (the "Antenna"). The dimensions of the Antenna shall be subject to Landlord's approval. In addition, also subject to
Article 5 and the provisions of this Article 30, Tenant shall have the right to install cables leading from the Antenna to the Premises at Tenant's sole cost and expense and in a location, manner, material and size as shall be approved by Landlord.

          Tenant shall diligently service, repair, paint and maintain the Antenna, including, without limitation, all electrical wires, guide wires and conduits related thereto.

          No signs, whether temporary or permanent, shall be affixed, installed or attached to the Antenna or the Roof other than those required by Requirements. All signs required, if any, and the location thereof, shall be first approved in writing by Landlord.

          In the performance of any installation, alteration, repair, maintenance, removal and/or any other work with respect to the Roof Space or the Antenna, Tenant shall comply with all of the applicable provisions of this Lease including, without limitation, those set forth in Articles 5, 6 (with respect to any damage to the roof caused by Tenant), 8, 11 and 25, and the provisions of this Article 30 shall be applicable to the Roof Space as if the Roof Space was part of the Premises.

          Any and all taxes, filing fees, charges or license fees imposed upon Landlord by virtue of the existence and/or use of the Antenna (including those shown to be specifically related to any increase in the assessed valuation of the Building attributable to the Antenna), whether imposed by any local, state and/or federal government or any agency thereof, shall be exclusively borne by Tenant. Landlord agrees to cooperate reasonably with Tenant in any necessary applications for any necessary license or permits provided Landlord incurs no expense or liability in so doing.

          During Ordinary Business Hours and upon reasonable advance notice to Landlord, Monday through Friday (exclusive of Building holidays), Tenant may have access to the Roof Space for the sole purpose of servicing and maintaining the Antenna. Landlord shall have the right (in its sole discretion) to have its representative(s) accompany Tenant whenever it services or maintains the Antenna. At all other times, Landlord may keep the entrances to the Roof Space locked. Tenant shall not have any tools and/or materials stored in the Roof Space, and Tenant's employees and independent contractors shall close and lock the entrance door to the Roof when leaving the same. If Tenant shall require access any of the Roof Space, at times other than those specified in the first sentence of this Section 30.6, then except in the case of an emergency, Tenant shall give Landlord at least two full business days prior written notice of such requirement and shall pay all reasonable costs incurred by Landlord in connection therewith, including, without limitation, any compensation paid to Building employees or any independent contractors of Landlord.

          On or before the termination of this Lease, Tenant shall remove the Antenna and any and all appurtenant cables, wires, and other equipment and repair and restore the Roof and any other damage caused to the Building as a result of such removal. Such repair and restoration work shall proceed with due diligence and dispatch and shall be completed prior to the Expiration Date. Any holes, damage or injury in or to the Roof and/or Building arising out of or connected to the removal of the Antenna and any or all appurtenant cables, wires, and other equipment shall be promptly and duly repaired and restored by Tenant at Tenant's sole cost and expense.

          During the Term, Tenant shall inspect the Antenna at least once a month. Tenant shall be solely responsible for preserving the water tight integrity of the Roof as may be caused by, or relates to, the installation, maintenance, operation and repair of the Antenna. Tenant shall be responsible for all leaks in the Roof arising out of or connected to its installation. Tenant's Antenna shall not exceed the applicable load-bearing capacity of the Roof Space.

           (a) If, at any time during the Term, Landlord, in its judgment, shall determine that it is necessary to move the Antenna to another area of the Roof Space, then Landlord may give notice thereof to Tenant (which notice shall have annexed thereto a plan on which such other area of the Roof Space (the "Substitute Space") shall be substantially identified by hatching or otherwise). The Substitute Space with respect to the Antenna shall not be located in an area of the Roof in which the Antenna's reception would differ in a materially adverse way from the Antenna's reception in the initial Roof Space. Within 30 days of receipt of Landlord's notice (or, if a governmental permit is required to be obtained for installation of the Antenna on the Substitute Space, then, within 30 days of the obtaining of such permit (which Tenant shall make prompt application for, with Landlord's reasonable cooperation), Landlord, at its sole cost (but subject to recoupment pursuant to Article 8 above) shall move the Antenna to the Substitute Space which shall then become the Roof Space hereunder and the original Roof Space shall be deleted from the coverage of this Lease.

                   Tenant's operation or use of the Antenna shall not unreasonably prevent or unreasonably interfere with the operation or use of any equipment of (i) any present or future tenant or occupant of the Building or Building Two, or (ii) Landlord. If, at any time during the Term hereof, Landlord shall reasonably determine that the Antenna causes such interference with equipment of any such present or future tenant or occupant or of Landlord, then Landlord may so notify Tenant, and Landlord may require Tenant to replace the Antenna with another antenna which would not cause such interference (the "Replacement"). Tenant, within 30 days of receipt of such notice or, if a government permit is required to install the Replacement, then within 30 days of the obtaining of such permit (which Tenant shall make prompt application for, with Landlord's cooperation but at no cost to Landlord), shall replace the Antenna with the new non-interfering Replacement which shall then be deemed to be the Antenna hereunder.

          Tenant agrees that Landlord has made no warranties or representations as to the condition or suitability of the Roof Space or the Building (or the electricity available to the Roof Space) for the installation, use, maintenance or operation of the Antenna, and Tenant agrees to accept same in its "as is" condition and without any work or alterations to be made by Landlord.

                                   ARTICLE 31

                                    GENERATOR

          Tenant is hereby granted at no additional  cost to Tenant,  subject to
Article 5 hereof and the provisions of this Article 31 and such other requirements as shall be reasonably imposed by Landlord, the right to install, secure, maintain, replace and operate in the location as reasonably determined on the lower level of its Garage (the "Space"), a 150 kilowatt diesel powered emergency electric generator and a 200 gallon diesel fuel "ready tank" together with all ancillary equipment, mountings, piping, duct work, venting, conduit, wiring and support, including, without limitation, the emergency electric riser and emergency fuel pumps, as shall be reasonably necessary for the operation thereof, (collectively the "Generator"). Any parking spaces which are displaced by the Space shall be in reduction of the number of spaces required to be provided to Tenant in accordance with Article 28.

          Tenant is also  granted at no  additional  cost to Tenant,  subject to
Article 5 hereof and the provisions of this Article 31 and such other requirements as may be reasonably imposed by Landlord, the right to install, operate and maintain in shaft space to be reasonably designated by Landlord, an electric riser from the Space to the electric closets serving the Premises in order to bring electric power from the Generator to such electric closets.

          Tenant shall diligently service, repair, paint and maintain the Generator, including, without limitation, all electrical wires, guide wires and conduits related thereto.

          No signs, whether temporary or permanent, shall be affixed, installed or attached to the Generator or the Space other than those required by Requirements. All signs required, if any, and the location thereof, shall be first approved in writing by Landlord.

          In the performance of any installation, alteration, repair, maintenance, removal and/or any other work with respect to the Space or the Generator, Tenant shall comply with all of the applicable provisions of this Lease including, without limitation, those set forth in Articles 5, 6 (with respect to any damage to the Garage cause by Tenant's installation, use, maintenance and repair of the Generator), 8, 11 and 25, and the provisions of this Article shall be applicable to the Space as if the Space was part of the Premises.

          Any and all taxes, filing fees, charges or license fees imposed upon Landlord by virtue of the existence and/or use of the Generator (including those shown to be specifically related to any increase in the assessed valuation of the Building attributable to the Generator), whether imposed by any local, state and/or federal government or any agency thereof, shall be exclusively borne by Tenant. Landlord agrees to cooperate reasonably with Tenant in any necessary applications for any necessary license or permits provided Landlord incurs no expense or liability in so doing.

          During Ordinary Business Hours and upon reasonable advance notice to Landlord, Monday through Friday (exclusive of Building holidays), and at any time in the event of an emergency, Tenant may have access to the Space for the sole purpose of servicing and maintaining the Generator. Tenant shall not have any tools and/or materials stored in the Space. If Tenant shall require access to the Space at times other than those specified in the first sentence of this
Section 31.7, then except in the case of an emergency, Tenant shall give Landlord at least 2 full business days prior written notice of such requirement and shall pay all reasonable costs incurred by Landlord in connection therewith, including, without limitation, any compensation paid to Building employees or any independent contractors of Landlord.

          During the Term, Tenant shall inspect the Generator at least once a month. The Generator shall not exceed the load-bearing capacity of the Space.

          (a) If, at any time during the Term, Landlord, in its judgment, shall determine that it is necessary to move the Generator to another area of the Garage, then Landlord may give notice thereof to Tenant (which notice shall have annexed thereto a plan on which such other area (the "Substitute Space") shall be substantially identified by hatching or otherwise). Within 30 days of receipt of Landlord's notice (or, if a governmental permit is required to be obtained for installation of the Generator in the Substitute Space, then, within 30 days of the obtaining of such permit (which Tenant shall make prompt application for, with Landlord's reasonable cooperation), Landlord, at its sole cost (but subject to recoupment pursuant to Article 7 above) shall move the Generator to the Substitute Space (with only a commercially reasonable lapse of service) which shall then become the Space hereunder and the original Space shall be deleted from the coverage of this Lease.

                   Tenant's operation or use of the Generator shall not unreasonably prevent or unreasonably interfere with the operation or use of any equipment of any present or future tenant or occupant of the Building, Building Two or of Landlord. Testing of the Generator shall be performed during non-business hours exclusive of Sundays. If, at any time during the term hereof, Landlord shall reasonably determine that the Generator causes such interference with other equipment, then Landlord may so notify Tenant, and Landlord may require Tenant to replace the Generator with another generator which would not cause such interference (the "Replacement"). Tenant, within 30 days of receipt of such notice or, if a government permit is required to install the Replacement, then within 30 days of the obtaining of such permit (which Tenant shall make prompt application for, with Landlord's cooperation but at no cost to Landlord), shall replace the Generator with the new non-interfering Replacement which shall then be deemed to be the Generator hereunder.

          Tenant agrees that Landlord has made no warranties or representations as to the condition or suitability of the Space or the Building (or the electricity available to the Space) for the installation, use, maintenance or operation of the Generator, and Tenant agrees to accept same in its "as is" condition and without any work or alterations to be made by Landlord.

                                   ARTICLE 32

                                     SIGNAGE

                  From and after the Effective Date, Landlord shall use its commercially reasonable efforts to obtain the approval of the City of Santa Clara to the erection of a monument sign on the Real Property (the "Monument Sign") and, if such approval is granted, Landlord shall use its commercially reasonable efforts to substantially complete construction of the Monument Sign by the Commencement Date. The size, location, configuration and design of the Monument Sign shall be as determined by Landlord in its sole discretion. If constructed, Tenant shall be entitled to it Proportionate Share of space on the Monument Sign to place upon the Monument Sign (in the location as determined by Landlord) and at Tenant's sole cost and expense, Tenant's corporate logo design identifying Tenant's occupancy at the Building. In addition, subject to the receipt of Landlord's approval, which approval shall not be unreasonably withheld, Tenant shall have the right to install, at its sole cost and expense, identifying signage of a size no greater than 10 square feet to be located on the interior wall of the ground floor of the Building adjacent to Tenant's entryway to the Premises. Tenant shall also be entitled to install identifying signage on each of the other floors of the Premises.

                                    * * * * *

                  IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

LANDLORD:                                                 TENANT:

WHTS FREEDOM CIRCLE PARTNERS II, L.L.C.,                  PMC - SIERRA, INC.,
a Delaware limited liability company                      a Delaware corporation


By:  Tishman  Speyer/Travelers Real Estate Venture, L.P.,
     a Delaware limited partnership                       By:___________________

     By: Tishman Speyer/Travelers Associates,             Its:__________________
         a Delaware limited partnership
         Its general partner                              By: __________________

         By:  TSCE Venture Corp., a Delaware corporation
              Its general partner                         Its:__________________

              By: ___________________________

                  Its:________________________

and

By:  Whitehall  Street Real Estate Limited  Partnership  IX, a
     Delaware limited partnership, its managing member

     By: Whitehall  Advisors,  L.L.C.  IX,  Inc.,  a  Delaware
         limited liability company, its general partner

         By:  Whitehall  IX/X,  Inc., a Delaware  corporation,
              its managing member

              By: ___________________________

              Its:___________________________

                                   EXHIBIT A-1

                          Floor Plan of the First Floor

The floor plan which follows is intended solely to identify the general location of the Premises, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                   EXHIBIT A-2

                         Floor Plan of the Second Floor

The floor plan which follows is intended solely to identify the general location of the Premises, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                   EXHIBIT A-3

                          Floor Plan of the Third Floor

The floor plan which follows is intended solely to identify the general location of the Premises, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                   EXHIBIT A-4

                         Floor Plan of the Fourth Floor

The floor plan which follows is intended solely to identify the general location of the Premises, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                   EXHIBIT A-5

                          Floor Plan of the Fifth Floor

The floor plan which follows is intended solely to identify the general location of the Premises, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                    EXHIBIT B

                                   Definitions

                   Base Rate: The annual rate of interest publicly announced from time to time by Citibank, N.A., or its successor, in New York, New York as its "base rate" (or such other term as may be used by Citibank, N.A., from time to time, for the rate presently referred to as its "base rate").

                  Building Systems: The mechanical, electrical, plumbing, sanitary, sprinkler, heating, ventilation and air conditioning, security, life-safety, elevator and other service systems or facilities of the Building which is installed by Landlord as part of the Base Building Work.

                  Business Days: All days, excluding Saturdays, Sundays and all days observed by either the State in which the Building is located, the Federal Government or the labor unions servicing the Building as legal holidays.

                  Code: The Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, as amended.

                  Common Areas: The lobby, plaza and sidewalk areas and other similar areas of general access and the areas on individual multi-tenant floors in the Building devoted to corridors, elevator lobbies, restrooms, and other similar facilities serving the Premises.

                   Comparable   Buildings:   First-class   office  buildings  of
comparable age and quality in Santa Clara, California.

                  CC&R's: That certain Agreement Containing Covenants Running with the Land, dated January 7, 1997, by and between Richard T. Peery, Trustee, or his successor trustee, under Trust Agreement, dated July 20, 1997 (Richard T. Peery Separate Property Trust), as amended, and John Arrillaga, Trustee, or his successor trustee, under Trust Agreement, dated July 20, 1997 (the Arrillaga Family Trust), as amended, and BNP Leasing Corporation, recorded on January 7, 1997, as Document Number 13571632 in the Official Records of Santa Clara County, California.

                  Excluded Expenses: (a) Taxes; (b) franchise or income taxes imposed upon Landlord; (c) mortgage amortization and interest; (d) leasing commissions; (e) the cost of tenant installations and decorations incurred in connection with preparing space for any Building tenant, including workletters and concessions; (f) rent under Superior Leases, if any; (g) management fees equal to the greater of (A) 3% of the gross rentals and other revenues collected for the Real Property, and (B) fees charged by Landlord or related entities for the management by any of them of other first class properties in the area of the Building; (h) wages, salaries and benefits paid to any persons above the grade of Building Manager and their immediate supervisor; (i) legal and accounting fees relating to (A) disputes with tenants, prospective tenants or other occupants of the Building, (B) disputes with purchasers, prospective purchasers, mortgagees or prospective mortgagees of the Building or the Real Property or any part of either, or (C) negotiations of leases, contracts of sale or mortgages;
(j) costs of services provided to other tenants of the Building on a "rent-inclusion" basis which are not provided to Tenant on such basis; (k) costs that are reimbursed out of insurance, warranty or condemnation proceeds, or which are reimbursable by Tenant or other tenants other than pursuant to an expense escalation clause; (l) costs in the nature of penalties or fines; (m) costs for services, supplies or repairs paid to any related entity in excess of costs that would be payable in an "arm's length" or unrelated situation for comparable services, supplies or repairs; (n) allowances, concessions or other costs and expenses of improving or decorating any demised or demisable space in the Building; (o) appraisal, advertising and promotional expenses in connection with leasing of the Building; (p) the costs of installing, operating and maintaining a specialty improvement, including a cafeteria, lodging or private dining facility, or an athletic, luncheon or recreational club unless Tenant is permitted to make use of such facility without additional cost or on a subsidized basis consistent with other users; (q) any costs or expenses (including fines, interest, penalties and legal fees) arising out of Landlord's failure to timely pay Operating Expenses or Taxes; (r) costs incurred in connection with the removal, encapsulation or other treatment of asbestos or any other Hazardous Materials; (s) the cost of capital improvements other than those expressly included in Operating Expenses pursuant to Section 7.1; (t) costs occasioned by the grossly negligent act or omission or violation of Requirements by Landlord, any other occupant of the Building, or their respective agents, employees or contractors; (u) costs of correcting defects in, or significant design error relating to, the initial design or condition of the Building; (v) costs incurred to comply with any Requirements applicable to the Premises, the Building or the Project on the Commencement Date; (w) costs (i) arising from the disproportionate use of any utility or service supplied by Landlord to any other occupant of the Project or (ii) associated with utilities or services of a type not provided to Tenant; (x) except for any amortization or depreciation charges expressly provided for in this Lease as includable in Operating Expenses, depreciation charges or contributions to capital replacement reserves; (y) except for costs and expenses incurred for insuring, securing and maintenance and repair of objects of art on or about the Real Property for which Landlord is responsible, costs for the acquisition of objects of art; (z) costs specifically allocated to Mission Towers II; (aa) insurance costs for coverage not customarily carried by owners of Comparable Buildings (provided that in all events Operating Expenses shall include the premium for earthquake insurance and such other insurance which any Mortgagee requires to be carried); (ab) increases in insurance costs caused by the activities of another occupant of the Project;
(ac) the amount of any deductible carried by Landlord's insurance policies respecting the Building which exceed $150,000, or with respect to earthquake insurance, 5% of the replacement value of the Building; and (ad) capital costs for repair, maintenance and replacement of structural portions of the Building.

                  Governmental Authority: The United States of America, the City of Santa Clara, County of Santa Clara, or State of California, or any political subdivision, agency, department, commission, board, bureau or instrumentality of any of the foregoing, now existing or hereafter created, having jurisdiction over the Real Property.

                  Hazardous Materials: Any substances, materials or wastes currently or in the future deemed or defined in any Requirement as "hazardous substances," "toxic substances," "contaminants," "pollutants" or words of similar import.

                  HVAC Systems: The Building System designed to provide heating, ventilation and air conditioning.

                  Indemnitees: Landlord, Landlord's Agent, each Mortgagee and Lessor, and each of their respective direct and indirect partners, officers, shareholders, directors, members, managers, trustees, beneficiaries, employees, principals, contractors, servants, agents, and representatives.

                  Lessor:  A lessor under a Superior Lease.

                  Losses: Any and all losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys' fees and disbursements) incurred in connection with any claim, proceeding or judgment and the defense thereof, and including all costs of repairing any damage to the Premises, the Building or the Garage or the appurtenances of any of the foregoing to which a particular indemnity and hold harmless agreement applies.

                  Mortgage(s): Any mortgage, trust indenture or other financing document which may now or hereafter affect the Premises, the Real Property, the Building or any Superior Lease and the leasehold interest created thereby, and all renewals, extensions, supplements, amendments, modifications, consolidations and replacements thereof or thereto, substitutions therefor, and advances made thereunder.

                   Mortgagee(s): Any mortgagee, trustee or other holder of a Mortgage.

                   Ordinary Business Hours: 6:00 a.m. to 6:00 p.m. on Business Days and from 9:00 a.m. to 12:00 p.m. on Saturdays which are not observed as legal holidays by the Federal Government or the labor unions servicing the Building.

                  Prohibited Use: Any use or occupancy of the Premises that in Landlord's reasonable judgment would: (a) cause damage to the Building or any equipment, facilities or other systems therein; (b) impair the appearance of the Building; (c) interfere with the efficient and economical maintenance, operation and repair of the Premises or the Building or the equipment, facilities or systems thereof; (d) adversely affect any service provided to, and/or the use and occupancy by, any Building tenant or occupants; (e) violate the certificate of occupancy issued for the Premises or the Building; (f) materially and adversely affect the first-class image of the Building or (g) result in protests or civil disorder or commotions at, or other disruptions of the normal business activities in, the Building. Prohibited Use also includes the use of any part of the Premises for: (i) a restaurant or bar; (ii) the preparation, consumption, storage, manufacture or sale of food or beverages (except in connection with vending machines (provided that each machine, where necessary, shall have a waterproof pan thereunder and be connected to a drain) and/or warming kitchens installed for the use of Tenant's employees only), liquor, tobacco or drugs;
(iii) the business of photocopying, multilith or offset printing (except photocopying in connection with Tenant's own business); (iv) a school or classroom; (v) lodging or sleeping; (vi) the operation of retail facilities (meaning a business whose primary patronage arises from the generalized solicitation of the general public to visit Tenant's offices in person without a prior appointment) of a savings and loan association or retail facilities of any financial, lending, securities brokerage or investment activity; (vii) a payroll office; (viii) a barber, beauty or manicure shop; (ix) an employment agency or similar enterprise; (x) offices of any Governmental Authority, any foreign government, the United Nations, or any agency or department of the foregoing;
(xi) the manufacture, retail sale, storage of merchandise or auction of merchandise, goods or property of any kind to the general public which could reasonably be expected to create a volume of pedestrian traffic substantially in excess of that normally encountered in the Premises; (xii) the rendering of medical, dental or other therapeutic or diagnostic services; or (xiii) any illegal purposes or any activity constituting a nuisance. Landlord agrees and acknowledges that Tenant will have an electronic verification lab within the Premises and a small shipping and receiving area on the first floor adjacent to the Building's loading dock, and neither of the same shall constitute a Prohibited Use.

                  Requirements: All present and future laws, rules, orders, ordinances, regulations, statutes, requirements, codes and executive orders, extraordinary and ordinary of (i) all Governmental Authorities, including the Americans With Disabilities Act, 42 U.S.C. ss.12,101 (et seq.), and any law of like import, and all rules, regulations and government orders with respect thereto, and any of the foregoing relating to Hazardous Materials, environmental matters, public health and safety matters, (ii) any applicable fire rating bureau or other body exercising similar functions, affecting the Real Property or the maintenance, use or occupation thereof, or any street, avenue or sidewalk comprising a part of or in front thereof or any vault in or under the same,
(iii) all requirements of all insurance bodies affecting the Premises, and (iv) utility service providers.

                  Rules and Regulations: The rules and regulations annexed to and made a part of this Lease as Exhibit F, as they may be modified from time to time by Landlord.

                  Specialty Alterations: Alterations which are not standard office installations such as full-service kitchens, executive bathrooms, raised computer floors, computer installations, safe deposit boxes, vaults, libraries or file rooms requiring reinforcement of floors, internal staircases, conveyors, dumbwaiters, and other Alterations of a similar character (excluding, however, small kitchens not requiring venting or grease traps and file rooms not requiring the reinforcement of floors).

                  Substantial Completion: As to any construction performed by any party in the Premises, including the Initial Installations, any Alterations, or Landlord's Work, "Substantial Completion" or "Substantially Completed" means that such work has been completed, as reasonably determined by Landlord's architect, in accordance with (a) the provisions of this Lease applicable thereto, (b) the plans and specifications for such work, and (c) all applicable Requirements, except for minor details of construction, decoration and mechanical adjustments, if any, the noncompletion of which does not materially interfere with Tenant's use of the Premises or which in accordance with good construction practices should be completed after the completion of other work in the Premises or Building.

                  Superior Lease(s): Any ground or underlying lease of the Real Property or any part thereof heretofore or hereafter made by Landlord and all renewals, extensions, supplements, amendments, modifications, consolidations, and replacements thereof.

                   Tenant Party: Tenant and any subtenants or occupants of the Premises and their respective agents, contractors, subcontractors, employees, invitees or licensees.

                  Tenant's Property: Tenant's movable fixtures and movable partitions, telephone and other equipment, computer systems, trade fixtures, furniture, furnishings, and other items of personal property which are removable without material damage to the Building.

                  Unavoidable Delays: Landlord's inability to fulfill or delay in fulfilling any of its obligations under this Lease expressly or impliedly to be performed by Landlord or Landlord's inability to make or delay in making any repairs, additions, alterations, improvements or decorations or Landlord's inability to supply or delay in supplying any equipment or fixtures, if Landlord's inability or delay is due to or arises by reason of strikes, labor troubles or by accident, or by any cause whatsoever beyond reasonable Landlord's control, including governmental preemption in connection with a national emergency, Requirements or shortages, or unavailability of labor, fuel, steam, water, electricity or materials, or delays caused by Tenant or other tenants, mechanical breakdown, acts of God, enemy action, civil commotion, fire or other casualty.

                                    EXHIBIT C

                                   Work Letter

                  1.  Proposed and Final Plans.

                    (a) Tenant shall cause to be prepared and delivered to Landlord, for Landlord's approval, the following proposed drawings ("Proposed Plans") for all improvements Tenant desires to complete or have completed in the Premises (the "Initial Installations"):

                    (i) Architectural drawings (consisting of floor construction plan, ceiling lighting and layout, power, and telephone plan).

                    (ii)Mechanical drawings (consisting of HVAC, sprinkler, electrical, telephone, and plumbing).

                    (iii) Finish schedule (consisting of wall finishes and floor finishes and miscellaneous details).

                    (b) All architectural drawings shall be prepared at Tenant's sole expense by a licensed architect employed by Tenant and approved by Landlord, which approval shall not be unreasonably withheld, delayed or conditioned. Tenant shall deliver two sets of reproducible architectural drawings to Landlord. All mechanical drawings shall be prepared at Tenant's sole expense by a licensed engineer designated by Landlord, whom Tenant shall employ. Tenant shall reimburse Landlord for all reasonable out-of-pocket costs incurred by Landlord in reviewing the Proposed Plans except for drawings prepared by Landlord's designated engineers, consultants or Essential Subs (as hereinafter defined).

                    (c) Within 15 days after Landlord's receipt of the architectural drawings, Landlord shall approve or disapprove such drawings, and if disapproved, Landlord shall advise Tenant of any changes or additional information required to obtain Landlord's approval.

                    (d) Within 15 days after receipt of mechanical drawings, Landlord shall approve or disapprove such drawings, and if disapproved, Landlord shall advise Tenant of any changes required to obtain Landlord's approval.

                    (e) If Landlord disapproves of, or requests additional information regarding the Proposed Plans, Tenant shall, within 10 days thereafter, revise the Proposed Plans disapproved by Landlord and resubmit such plans to Landlord or otherwise provide such additional information to Landlord. Landlord shall, within 15 days after receipt of Tenant's revised plans, approve or disapprove such drawings, and if disapproved, Landlord shall advise Tenant of any additional changes which may be required to obtain Landlord's approval. If
Landlord disapproves the revised plans specifying the reason therefor, or requests further additional information, Tenant shall, within 10 days of receipt of Landlord's required changes, revise such plans and resubmit them to Landlord or deliver to Landlord such further information as Landlord has requested. Landlord shall, again within 15 days after receipt of Tenant's revised plans, approve or disapprove such drawings, and if disapproved, Landlord shall advise Tenant of further changes, if any, required for Landlord's approval. This process shall continue until Landlord has approved Tenant's revised Proposed Plans. "Final Plans" shall mean the Proposed Plans, as revised, which have been approved by Landlord and Tenant in writing. In connection with the exercise of its approval rights pursuant to Section 1 hereof, Landlord agrees not to withhold its approval unreasonably withheld or delayed so long as such Initial Installations (i) are non-structural and do not affect any Building Systems,
(ii) affect only the Premises and are not visible from outside of the  Premises,
(iii) do not affect the certificate of occupancy issued for the Building or the Premises, and (iv) do not violate any Requirement. If Landlord's approval to any of the Proposed Plans or the Final Plans is not approved or disapproved within 15 days following Tenant's request for consent, and Landlord fails to so advise Tenant within 5 days following receipt of a second notice labeled in bold letters "URGENT -- DELAY NOTICE", Landlord's consent shall be deemed granted. In addition, so long as the Initial Installations as proposed by Tenant are in reasonable conformance with customary office space in Comparable Buildings, Landlord shall not withhold its consent on aesthetic grounds.

                    (f) All Proposed Plans and Final Plans shall comply with all applicable Requirements. Neither review nor approval by Landlord of the Proposed Plans and resulting Final Plans shall constitute a representation or warranty by Landlord that such plans either (i) are complete or suitable for their intended purpose, or (ii) comply with applicable Requirements, it being expressly agreed by Tenant that Landlord assumes no responsibility or liability whatsoever to Tenant or to any other person or entity for such completeness, suitability or compliance. Tenant shall not make any changes in the Final Plans without Landlord's prior approval, which shall not be unreasonably withheld or delayed; provided that Landlord may, in the exercise of its sole and absolute discretion, disapprove any proposed changes adversely affecting the Building's structure, systems, equipment or the appearance or value of the Building. Landlord and Tenant shall confer and negotiate in good faith to reach agreement on modifications to the Final Plans.

                    (g) Tenant acknowledges that certain portions of the Base Building Work may not be Substantially Complete at the time Landlord tenders possession of the Premises to Tenant. For purposes of completing the Initial Installations, Landlord shall use its commercially reasonable efforts to cause the completion of the Base Building Work in a manner which does not unreasonably interfere with Tenant's performance of its Initial Installations. Landlord agrees to use reasonable efforts to complete all such Base Building Work in the Premises on or before the Commencement Date, subject to Unavoidable Delay. At the time of Landlord's tender of possession of the Premises to Tenant those portions of the Base Building Work which are necessary to be completed for the orderly and efficient progress of the Initial Installation shall be Substantially Completed.

                  2.  Performance of the Initial Installations.

                    (a) Filing of Final Plans, Permits. Tenant, at its sole cost and expense, shall file the Final Plans with the Governmental Authorities having jurisdiction over the Initial Installations. Tenant shall furnish Landlord with copies of all documents submitted to all such Governmental Authorities and with the authorizations to commence work and the permits for the Initial Installations issued by such Governmental Authorities. Tenant shall not commence the Initial Installations until the required governmental authorizations for such work are obtained and delivered to Landlord.

                    (b) Landlord Approval of Contractors. Tenant shall enter into a contract for construction of the Initial Installations with a general contractor reasonably acceptable to Landlord (the "General Contractor"). Tenant's construction contract with the General Contractor shall be subject to Landlord's prior approval, which approval shall not be unreasonably withheld. The General Contractor shall be responsible for all required construction, management and supervision. In addition, Tenant shall only utilize for purposes of mechanical, electrical, structural, sprinkler, fire and life safety and those contractors as specifically designated by Landlord (collectively, the "Essential Subs"), which list of Essential Subs shall include 3 names each for those Essential Subs engaged in mechanical, electrical or structural contracting and 1 Essential Sub for fire alarm and life safety. Tenant shall submit to Landlord not less than 10 days prior to commencement of construction the following information and items:

                    (i) The names and addresses of the other subcontractors, and subsubcontractors (collectively, together with the General Contractor and Essential Subs, the "Tenant's Contractors") Tenant intends to employ in the construction of the Initial Installations. Landlord shall have the right to approve or disapprove Tenant's Contractors, and Tenant shall employ, as Tenant's Contractors, only those persons or entities
                    approved  by  Landlord.   Landlord  shall  not  unreasonably
                    withhold its approval to any of Tenant's Contractors. All contractors and subcontractors engaged by or on behalf of Tenant for the Premises shall be licensed contractors, possessing good labor relations, capable of performing quality workmanship and working in harmony with Landlord's contractors and subcontractors and with other contractors and subcontractors on the job site. All work shall be coordinated with any general construction work in the Building.

                    (ii)The scheduled commencement date of construction, the estimated date of completion of construction work, fixturing work, and date of occupancy of the Premises by Tenant.

                    (iii) Itemized statement of estimated construction cost, including permits and fees, architectural, engineering, and contracting fees.

                    (iv)Certified copies of insurance policies or certificates of insurance as hereinafter described.Tenant shall not permit Tenant's Contractors to commence work until the required insurance has been obtained and certified copies of policies or certificates have been delivered to Landlord.

                    (c) Access to Premises. Tenant, its employees, designers, contractors and workmen shall have access to the Premises prior to the Commencement Date to construct the Initial Installations, provided that Tenant and its employees, agents, contractors, and suppliers only access the Premises via the Building freight elevator, work in reasonable harmony and do not unreasonably interfere with the performance of other work in the Building by Landlord, Landlord's contractors, other tenants or occupants of the Building (whether or not the terms of their respective leases have commenced) or their contractors. If at any time such entry shall cause, or in Landlord's reasonable judgment threaten to cause, such disharmony or interference, Landlord may terminate such permission upon 24 hours' notice to Tenant, and thereupon, Tenant or its employees, agents, contractors, and suppliers causing such disharmony or interference shall immediately withdraw from the Premises and the Building until Landlord determines such disturbance no longer exists.

                    (d) Landlord's Right to Perform. Landlord shall have the right, but not the obligation, to perform, on behalf of and for the account of Tenant, subject to reimbursement by Tenant, any of the Initial Installations which (i) Landlord reasonably deems necessary to be done on an emergency basis,
(ii) pertains to structural components or the general Building systems, or (iii) pertains to the erection of temporary safety barricades or signs during construction. Except in case of emergency, Landlord shall give prior reasonable written notice to Tenant of its intention to perform such work.

                    (e) Warranties. On completion of the Initial Installations, Tenant shall provide Landlord with copies of all warranties of at least one year duration on all the Initial Installations. At Landlord's request, Tenant shall enforce, at Tenant's expense, all guarantees and warranties made and/or furnished to Tenant with respect to the Initial Installations.

                    (f) Protection of Building. All work performed by Tenant shall be performed with a minimum of interference with other tenants and occupants of the Building and shall conform to the Rules and Regulations and those rules and regulations governing construction in the Building as Landlord or Landlord's Agent may impose. Tenant will take all reasonable and customary precautionary steps to protect its facilities and the facilities of others affected by the Initial Installations and to properly police same and Landlord shall have no responsibility for any loss by theft or otherwise. Construction equipment and materials are to be located in confined areas and delivery and loading of equipment and materials shall be done at such reasonable locations and at such time as Landlord shall direct so as not to burden the operation of the Building. Landlord shall advise Tenant in advance of any special delivery and loading dock requirements. Tenant shall at all times keep the Premises and adjacent areas free from accumulations of waste materials or rubbish caused by its suppliers, contractors or workmen. Landlord may require daily clean-up if required for fire prevention and life safety reasons or applicable laws and reserves the right to do clean-up at the expense of Tenant if Tenant fails to comply with Landlord's cleanup requirements. At the completion of the Initial Installations, Tenant's Contractors shall forthwith remove all rubbish and all tools, equipment and surplus materials from and about the Premises and Building. Any damage caused by Tenant's Contractors to any portion of the Building or to any property of Landlord or other tenants shall be repaired forthwith after written notice from Landlord to its condition prior to such damage by Tenant at Tenant's expense.

                    (g) Compliance by all Tenant Contractors. Tenant shall impose and enforce all terms hereof on Tenant's Contractors and its designers, architects and engineers. Landlord shall have the right to order Tenant or any of Tenant's Contractors, designers, architects or engineers who willfully violate the provisions of this Workletter to cease work and remove himself or itself and his or its equipment and employees from the Building.

                    (h) Accidents, Notice to Landlord. Tenant's Contractors shall assume responsibility for the prevention of accidents to its agents and employees and shall take all reasonable safety precautions with respect to the work to be performed and shall comply with all reasonable safety measures initiated by the Landlord and with all applicable Requirements for the safety of persons or property. Tenant shall advise the Tenant's Contractors to report to Landlord any injury to any of its agents or employees and shall furnish Landlord a copy of the accident report filed with its insurance carrier within 3 days of its occurrence.

                    (i)  Required   Insurance.   Tenant  shall  cause   Tenant's
Contractors to secure, pay for, and maintain during the performance of the construction of the Initial Installations, insurance in the following minimum coverages and limits of liability:

                    (i)  Workmen's   Compensation   and   Employer's   Liability
                    Insurance as required by Requirements.

                    (ii)Commercial General Liability Insurance (including Owner's and Contractors' Protective Liability) in an amount not less than $2,000,000 per occurrence, whether involving bodily injury liability (or death resulting therefrom) or property damage liability or a combination thereof with a minimum aggregate limit of $2,000,000, and with umbrella coverage with limits not less than $10,000,000. Such insurance shall provide for explosion and collapse, completed operations coverage with a two-year extension after completion of the work, and broad form blanket contractual liability coverage and shall insure Tenant's Contractors against any and all claims for bodily injury, including death resulting therefrom and damage to the property of others and arising from its operations under the contracts whether such operations are performed by Tenant's Contractors, or by anyone directly or indirectly employed by any of them.

                    (iii) Business Automobile Liability Insurance, including the ownership, maintenance, and operation of any automotive equipment, owned, hired, or non-owned in an amount not less than $500,000 for each person in one accident, and $1,000,000 for injuries sustained by two or more persons in any one accident and property damage liability in an amount not less than $1,000,000 for each accident. Such insurance shall insure Tenant's Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others arising from its operations under the contracts, whether such operations are performed by Tenant's Contractors, or by anyone directly or indirectly employed by any of them.

                    (iv)"All-risk" builder's risk insurance upon the entire Initial Installations to the full insurance value thereof. Such insurance shall include the interest of Landlord and Tenant (and their respective contractors and subcontractors of any tier to the extent of any insurable interest therein) in the Initial Installations and shall insure against the perils of fire and extended coverage and shall include "all-risk" builder's risk insurance for physical loss or damage including, without duplication of coverage, theft, vandalism, and malicious mischief. If portions of the
                    Initial Installations are stored off the site of the Building or in transit to such site are not covered under such "all-risk" builder's risk insurance, then Tenant shall effect and maintain similar property insurance on such portions of the Initial Installations. Any loss insured under such "all-risk" builder's risk insurance is to be adjusted with Landlord and Tenant and made payable to Landlord as trustee for the insureds, as their interest may appear, subject to the agreement reached by such parties in interest, or in the absence of any such agreement, then in accordance with a final, nonappealable order of a court of competent jurisdiction. If after such loss no other special agreement is made, the decision to replace or not replace any such damaged the Initial Installations shall be made in accordance with the terms and provisions of the Lease
                    including,  this  Workletter.   The  waiver  of  subrogation
                    provisions contained in the Lease shall apply to the "all-risk" builder's risk insurance policy to be obtained by Tenant pursuant to this paragraph (iv).

                  All policies (except the Workmen's Compensation policy) shall be endorsed to include as additional named insureds Landlord and its officers, employees, and agents, Landlord's contractors, Landlord's architect, Tishman Speyer Properties, L.P., any Mortgages and Superior Lessors and such additional persons as Landlord may designate. Such endorsements shall also provide that all additional insured parties shall be given 30 days' prior written notice of any reduction, cancellation, or nonrenewal of coverage by certified mail, return receipt requested (except that 10 days' notice shall be sufficient in the case of cancellation for nonpayment of premium) and shall provide that the insurance coverage afforded to the additional insured parties thereunder shall be primary to any insurance carried independently by such additional insured parties. At Tenant's request, Landlord shall furnish a list of names and addresses of parties to be named as additional insureds. The insurance policies required hereunder shall be considered as the primary insurance and shall not call into contribution any insurance then maintained by Landlord. Additionally, where applicable, such policy shall contain a cross liability and severability of interest clause.

                  To the fullest extent permitted by law, except to the extent of the gross negligence or willful misconduct of Landlord or its employees, agents or contractors, Tenant (and Tenant's Contractors) shall indemnify and hold harmless the Indemnitees from and against all Losses necessitated by activities of the indemnifying party's contractors, bodily injury to persons or damage to property of the Indemnitees arising out of or resulting from the performance of work by the indemnifying party or its contractors. The foregoing indemnity shall be in addition to the insurance requirements set forth above and shall not be in discharge or substitution of the same, and shall not be limited in any way by any limitations on the amount or type of damages, compensation or benefits payable by or for Tenant's Contractors under Workers' or Workmen's Compensation Acts, Disability Benefit Acts or other Employee Benefit Acts.

                    (j) Quality of Work. The Initial Installations shall be constructed in a first-class workmanlike manner using only good grades of material and in compliance with the Final Plans, all insurance requirements, applicable laws and ordinances and rules and regulations of governmental departments or agencies and the rules and regulations adopted by Landlord for the Building.

                    (k) "As-Built" Plans. Upon completion of the Initial Installations, Tenant shall furnish Landlord with "as built" plans for the Premises, final waivers of lien for the Initial Installations, a detailed breakdown of the costs of the Initial Installations (which may be in the form of an owner's affidavit) and evidence of payment reasonably satisfactory to Landlord, and an occupancy permit for the Premises. The "as-built" plans shall be prepared on an AutoCAD Computer Assisted Drafting and Design System (or such other system or medium as Landlord may accept), using naming conventions issued by the American Institute of Architects in June, 1990 (or such other naming conventions as Landlord may accept) and magnetic computer media of such record drawings and specifications translated in DFX format or another format acceptable to Landlord.

                    (l) Mechanics' Liens. Tenant shall not permit any of the Tenant's Contractors to place any lien upon the Building, and if any such lien is placed upon the Building, Tenant shall within 10 days of notice thereof, cause such lien to be discharged of record, by bonding or otherwise. If Tenant shall fail to cause any such lien to be discharged, Landlord shall have the right to have such lien discharged and Landlord's expense in so doing, including bond premiums, reasonable legal fees and filing fees, shall be immediately due and payable by Tenant.

                  3.  Payment of Costs of the Initial Installations.

                    (a) Subject to Landlord's Contribution as provided in Paragraph 3(b) below, the Initial Installations shall be installed by Tenant at Tenant's sole cost and expense. The cost of the Initial Installations shall include, and Tenant agrees to pay Landlord for, the following costs ("Landlord's Costs"): (i) the cost of all work performed by Landlord on behalf of Tenant and for all materials and labor furnished on Tenant's behalf, (ii) the cost of any services provided to Tenant or Tenant's Contractors including but not limited to the cost for rubbish removal, hoisting, and utilities to the extent not included in general conditions charges by the general contractor, and (iii) a supervision fee equal to 3% of Landlord's Contribution. Landlord may render bills to Tenant monthly for Landlord's Costs (provided that the supervision fee shall be billed based on the cost of the Initial Installations performed during the period in question). All bills shall be due and payable no later than the 30th day after delivery of such bills to Tenant. Landlord shall be responsible for, Tenant shall have no responsibility for, and Landlord's Contribution shall not be used for (a) costs incurred to remove Hazardous Materials from the Premises present within the Premises at the time possession thereof is tendered to Tenant, and
(b) costs to bring the Base Building Work into compliance with applicable Requirements applicable to the Base Building Work as of the Effective Date.

                    (b) Landlord shall pay to Tenant an amount not to exceed Landlord's Contribution toward the cost of the Initial Installations, provided as of the date on which Landlord is required to make payment thereof, (i) the Lease is in full force and effect, and (ii) no Event of Default then exists. Tenant shall pay all costs of the Initial Installations in excess of Landlord's Contribution. Landlord's Contribution shall be payable solely on account of labor directly related to the Initial Installations and materials delivered to the Premises in connection with the Initial Installations, except that Tenant may apply up to 10% of Landlord's Contribution to pay "soft costs", consisting of architectural, consulting, engineering and legal fees, and furniture and equipment (exclusive of computer equipment) acquired for use in the Premises, incurred in connection with the Initial Installations. Tenant shall not be entitled to receive any portion of Landlord's Contribution not actually expended by Tenant in the performance of the Initial Installations in accordance with this Workletter, nor shall Tenant have any right to apply any unexpended portion of Landlord's Contribution as a credit against Rent or any other obligation of Tenant under the Lease. Upon the completion of the Initial Installations and satisfaction of the conditions set forth below, or upon the occurrence of the date which is twelve months after the Commencement Date (which date shall be extended by reason of strikes, labor trouble or any other similar cause beyond Tenant's control in performing the Initial Installations), whichever first occurs, any amount of Landlord's Contribution which has not been previously disbursed shall be retained by Landlord; provided, however, that notwithstanding anything contained herein to the contrary, such retained amounts shall continue to be held for the benefit of Tenant by Landlord if Tenant delivers a notice to Landlord prior to satisfaction of the conditions set forth below that it is in dispute with any contractors, subcontractors, vendors or other providers of service and refuses to make payments at such time or if any contracts provide for retainage which has not then been finally paid.

                    (c) Landlord shall make progress payments to Tenant on a monthly basis, for the work performed during the previous month, less a retainage of 10% of each progress payment ("Retainage"). Each of Landlord's progress payments shall be limited to an amount equal to the aggregate amounts (reduced by the Retainage) theretofore paid by Tenant (as certified by an officer of Tenant and by Tenant's independent architect) to Tenant's contractors, subcontractors and material suppliers which have not been subject to previous disbursements from Landlord's Contribution that fraction of the total amount of such payment, the numerator of which is the amount of Landlord's Contribution, and the denominator of which is the total contract price (or, if there is no specified or fixed contract price for the Initial Installations, then Landlord's reasonable estimate thereof) for the performance of all of the Initial Installations shown on all plans and specifications approved by Landlord. Provided that Tenant delivers requisitions to Landlord on or prior to the 10th day of any month, such progress payments shall be made within 30 days next following the delivery to Landlord of requisitions therefor, signed by the chief financial officer of Tenant, which requisitions shall set forth the names of each contractor and subcontractor to whom payment is due, and the amount thereof, and shall be accompanied by (i) with the exception of the first requisition, copies of conditional waivers and releases of lien upon progress payment in the form prescribed in the Requirements from all contractors, subcontractors, and material suppliers covering all work and materials which were the subject of previous progress payments by Landlord and Tenant, (ii) a written certification from Tenant's architect that the work for which the requisition is being made has been completed substantially in accordance with the Final Plans and (iii) such other documents and information as Landlord may reasonably request, including in connection with title drawdowns and endorsements. Any requisition made following the 10th day of any month shall be paid no later than the last day of the month following the month in which such requisitions are made. Landlord shall disburse the Retainage (and any portion of the Landlord Contribution expended by Tenant but unpaid by Landlord) upon submission by Tenant to Landlord of Tenant's requisition therefor accompanied by all documentation required under this Section 3(c), together with (A) proof of the satisfactory completion of all required inspections and issuance of any required approvals, permits and sign-offs for the Initial Installation by Governmental Authorities having jurisdiction thereover, (B) final "as-built" plans and specifications for the Initial Installations as required pursuant to
Section 2(k) and (C) issuance of final, unconditional lien waivers and releases in the form prescribed by the Requirements by all contractors, subcontractors and material suppliers covering all of the Initial Installations. Notwithstanding anything to the contrary set forth in this Section 3(c), if Tenant does not timely (or otherwise bond-over any such lien in accordance with
Section 2(l) above) pay any contractor or supplier as required by this provision, then if necessary to prevent the imposition of any mechanics lien Landlord shall have the right, but not the obligation, to pay, following 5 Business Days notice to Tenant, to such contractor or supplier all sums so due from Tenant, and Tenant agrees the same shall be deemed Additional Rent and shall be paid by Tenant within 10 days after Landlord delivers to Tenant an invoice therefor.

                  4.  Miscellaneous.

                    (a) All defined terms as used herein shall have the meanings ascribed to them in the Lease.

                    (b) Tenant agrees that, in connection with the Initial Installations and its use of the Premises prior to the commencement of the Term of the Lease, Tenant shall have those duties and obligations with respect thereto that it has pursuant to the Lease during the Term, except the obligation for payment of rent, and further agrees that Landlord shall not be liable in any way for injury, loss, or damage which may occur to any of the Initial Installations or installations made in the Premises, or to any personal property placed therein, the same being at Tenant's sole risk.

                    (c) Except as expressly set forth herein or in the Lease, Landlord has no other agreement with Tenant and Landlord has no other obligation to do any other work or pay any amounts with respect to the Premises. Any other work in the Premises which may be permitted by Landlord pursuant to the terms and conditions of the Lease shall be done at Tenant's sole cost and expense and in accordance with the terms and conditions of the Lease.

                    (d) This Workletter shall not be deemed applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions thereto in the event of a renewal or extension of the initial term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement thereto.

                    (e) The failure by Tenant to pay any monies due Landlord pursuant to this Workletter within the time period herein stated shall be deemed a default under the terms of the Lease for which Landlord shall be entitled to exercise all remedies available to Landlord for nonpayment of Rent (subject, however, to applicable notice and cure periods as set forth in the Lease). All late payments shall bear interest pursuant to Section 15.6 of the Lease.

                                    EXHIBIT D

                                Design Standards

                  (a) HVAC. The Building HVAC System serving the Premises shall maintain average temperatures within the Premises during the hours of 6:00 a.m. to 6:00 p.m. on Business Days of (i) not less than 70(0) F. during the heating season when the outdoor temperature is 34(0) F. or more and (ii) not more than 75(0) F. and 50% humidity + 5% during the cooling season, when the outdoor temperatures are at 86(0) F. dry bulb and 68(0) F. wet bulb, with, in the case of clauses (i) and (ii), a population load per floor of not more than one person per 150 square feet of useable area, other than in dining and other special use areas per floor for all purposes, and shades fully drawn and closed, including lighting and power, and to provide at least .15 CFM of outside ventilation per square foot of rentable area. Use of the Premises, or any part thereof, in a manner exceeding the foregoing design conditions or rearrangement of partitioning after the initial preparation of the Premises which interferes with normal operation of the air-conditioning service in the Premises may require changes in the air-conditioning system serving the Premises at Tenant's expense.

                    (b) Electrical. The Building Electrical System serving the Premises shall provide


                    (i) 1 1/2watts per usable square foot of high voltage (480/277 volt) connected load/lighting to each floor

                    (ii) 4 watts per usable square foot of low voltage (120/280 volts) connected load/convenience power to each floor

                    (iii)  4  1/2watts   per  usable   square   foot   connected
                    load/mechanical to each floor

                                    EXHIBIT E

                             Cleaning Specifications

GENERAL CLEANING

NIGHTLY

      General Offices:

1.   All hard surfaced flooring to be swept using approved dustdown preparation.
2. Carpet sweep all carpets, moving only light furniture (desks, file cabinets, etc. not to be moved).
3.   Hand dust and wipe clean all furniture, fixtures and window sills.
4.   Empty all waste receptacles and remove wastepaper.
5.   Wash clean all Building water fountains and coolers.
6.   Sweep all private stairways.

     Lavatories:

7.   Sweep and wash all floors, using proper disinfectants.
8.   Wash and polish all mirrors, shelves, bright work and enameled surfaces.
9.   Wash and disinfect all basins, bowls and urinals.
10.  Wash all toilet seats.
11. Hand dust and clean all partitions, tile walls, dispensers and receptacles in lavatories and restrooms.

12.  Empty paper receptacles, fill receptacles and remove wastepaper.
13.  Fill toilet tissue holders.
14.  Empty and clean sanitary disposal receptacles.

WEEKLY

15.  Vacuum all carpeting and rugs.
16. Dust all door louvers and other ventilating louvers within a person's normal reach.
17.  Wipe clean all brass and other bright work.
18.  Wax all hard surface flooring

QUARTERLY

    High dust premises complete including the following:

19. Dust all pictures, frames, charts, graphs and similar wall hangings not reached in nightly cleaning.
20. Dust all vertical surfaces, such as walls, partitions, doors, door frames and other surfaces not reached in nightly cleaning.
21.  Dust all venetian blinds.
22.  Wash all windows.

                                    EXHIBIT F

                              Rules and Regulations

1. Nothing shall be attached to the outside walls of the Building. No curtains, blinds, shades, screens or other obstructions shall be attached to or hung in or used in connection with any exterior window or entry door of the Premises, without the prior consent of Landlord.

2. No sign, advertisement, notice or other lettering visible from the exterior of the Premises shall be exhibited, inscribed, painted or affixed to any part of the Premises without the prior written consent of Landlord. All lettering on doors shall be inscribed, painted or affixed in a size, color and style acceptable to Landlord.

3. The grills, louvers, skylights, windows and doors that reflect or admit light and/or air into the Premises or Common Areas shall not be covered or obstructed by Tenant, nor shall any articles be placed on the window sills, radiators or convectors. 4. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the Building, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising. 5. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purposes other than ingress of egress to and from the Premises and for delivery of merchandise and equipment in a prompt and efficient manner, using elevators and passageways designated for such delivery by Landlord. 6. Except in those areas designated by Tenant as "security areas," all locks or bolts of any kind shall be operable by the Building's Master Key. No locks shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in locks or the mechanism thereof which shall make such locks inoperable by the Building's Master Key. Tenant shall, upon the termination of its Lease, deliver to Landlord all keys of stores, offices and lavatories, either furnished to or otherwise procured by Tenant and in the event of the loss of any keys furnished by Landlord, Tenant shall pay to Landlord the cost thereof. 7. Tenant shall keep the entrance door to the Premises closed at all times.

8. All movement in or out of any freight, furniture, boxes, crates or any other large object or matter of any description must take place during such times and in such elevators as Landlord may prescribe. Landlord reserves the right to inspect all articles to be brought into the Building and to exclude from the Building all articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Landlord may require that any person leaving the public areas of the Building with any article to submit a pass, signed by an authorized person, listing each article being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on Landlord for the protection of any Tenant against the removal of property from the Premises.

9. All hand trucks shall be equipped with rubber tires, side guards and such other safeguards as Landlord may require. 10. None of Tenant's employees, visitors or contractors shall be permitted to have access to the Building's roof, mechanical, electrical or telephone rooms without permission from Landlord.

11. Tenant shall not lay floor tile, or other similar floor covering so that the same shall come in direct contact with the concrete floor of the Premises and, if such floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other material, soluble in water; the use of cement or other similar adhesive material being expressly prohibited.

12. Tenant shall not permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, vibrations or interfere in any way with other tenants or those having business therein.

13. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises, unless otherwise reasonably agreed to by Landlord. Tenant shall not cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness.

14. Tenant shall store all its trash and recyclables within its Premises. No material shall be disposed of which may result in a violation of any Requirement. All refuse disposal shall be made only though entry ways and elevators provided for such purposes and at such times as Landlord shall designate. Tenant shall use the Building's hauler.

15. Except in connection with Decorative Alterations, Tenant shall not mark, paint, drill into or in any way deface any part of the Building, except with the prior written consent of Landlord in the case of the Premises, which consent shall not be unreasonably withheld. No boring, cutting or stringing of wires shall be permitted, except with prior reasonable consent of Landlord, and as Landlord may direct.

16. The water and wash closets, electrical closets, mechanical rooms, fire stairs and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant where a Tenant Party caused the same.

17. Tenant, before closing and leaving the Premises at any time, shall see that all lights, water faucets, etc. are turned off. All entrance doors in the Premises shall be kept locked by Tenant when the Premises are not in use. 18. No bicycles, in-line roller skates, vehicles or animals of any kind (except for seeing eye dogs) shall be brought into or kept by any Tenant in or about the Premises or the Building.

19.  Canvassing or soliciting in the Building is prohibited.
20. Employees of Landlord or Landlord's Agent shall not perform any work or do anything outside of the regular duties, unless under special instructions from the office of Landlord or in response to any emergency condition. 21. Tenant is responsible for the delivery and pick up of all mail from the United States Post Office. 22. Landlord reserves the right to exclude from the Building during other than Ordinary Business Hours all persons who do not present a valid Building pass. Tenant shall be responsible for all persons for whom a pass shall be issued at the request of Tenant and shall be liable to Landlord for all acts of such persons.

23. Landlord shall not be responsible to Tenant or to any other person for the non-observance or violation of these Rules and Regulations by any other tenant or other person. Tenant shall be deemed to have read Rules and Regulations and to have agreed to abide by them as a condition to its occupancy of the Premises.

                                    exhibit g

                           Development Specifications
                                    exhibit h

                               Base Building Work

base building work by Landlord
A.   All site work, including landscaping, parking and site utilities.
B.   Main building lobby including:

     (i) All surfaces finished
     (ii) Lighting
     (iii)  All doors, hardware and glazing installed.
C. Required building exit corridors on the first floor complete on the inside including all finishes, doors and hardware, glazing and lighting.
D.   Typical, elevator vestibule, fire taped.
E.   Elevator  cabs  complete,  including  all  finishes,  doors,  hardware  and lighting.
F.   Building stairs complete, including all finishes, doors and lighting.
G.   Building mechanical equipment room, including doors, hardware and lighting.
H.   Building electrical rooms, including doors, hardware and lighting.
I. Building telephone closets (less paint and backboard), including all finishes, doors, hardware and lighting.
J.   Restrooms complete,  including all finishes, doors and hardware,  lighting,
     plumbing,   fixtures,  life  safety  devices,  partitions  and  accessories installed to meet code and ADA.

K.   HVAC ducts and piping distributed to each floor stubbed out of the shafts.
L.   Main power distribution brought to each floor.
M. Fire sprinklers and fire protection on each floor as required per code for base building installed to an open plan.
N.   Main telecommunications route to each floor.
O. Provision of one dedicated 4-inch conduit from the main electrical room on the first level of the Building to each of the electrical closets within the Premises.
P.   Cable TV service and fiber optics brought to the Building.
Q. 120/208 Volt 3-Phase 4-wire power to electrical room on each floor. 2 panels with 84 circuits on each floor; additional circuits or 277/480 Volt power available at Tenant's cost.
R. Centralized computer security system monitoring all doors, service areas, elevators, and select building stairwells.
S. Demising walls fire taped and ready for tenant finish; exterior walls insulated.
T.   Exterior windows tinted and equiped with horizontal venetian blinds.

                                    Exhibit I

                      425 LEXINGTON AVENUE, NEW YORK, 10017
                                February 1, 2000

                                    exhibit i

                                          ISSUE DATE: February 1, 2000

                                          EXPIRY DATE: January 30, 2001


              IRREVOCABLE STANDBY LETTER OF CREDIT NO. SYN-00-10006

Beneficiary:                                                 Applicant:
------------                                                 ---------

WHTS Freedom Circle Partners, L.L.C.                         PMC-Sierra, Inc.
c/o Tishman Speyer Properties, L.P.
520 Madison Avenue
New York, NY 10022
ATT:  GENERAL COUNSEL


We hereby establish our Irrevocable Standby Letter of Credit No. SYN-00-10006 in your favor for a principal amount of USD 2,500,000.00 (Two Million Five Hundred Thousand and 00/100 U.S. Dollars), available at Canadian Imperial Bank of Commerce, 425 Lexington Avenue, New York, New York 10017, by payment against your drafts at sight (in the form of Exhibit A attached hereto) to be accompanied by:

1.   This Original Letter of Credit and all amendments, if any;

2. An affidavit, purportedly signed by an authorized officer of the Beneficiary, under penalty of perjury stating:

"(1) A default of PMC-Sierra, Inc. beyond applicable notice and cure periods has occurred and is continuing under that certain lease (the "Lease") dated February 1, 2000 between PMC-Sierra, Inc. as Tenant and the Beneficiary hereunder as Landlord ("Landlord"), and (2) Landlord is entitled under the Lease to draw the amount being drawn."

                  OR

                  "Notice of non renewal of Canadian Imperial Bank of Commerce Irrevocable Letter of Credit SYN-00-10006 has been received by the Beneficiary and a replacement letter of credit has not been received by the Beneficiary within 15 business days of the expiry date. Beneficiary hereby instructs Canadian
                  Imperial Bank of Commerce to pay the draft amount to _________________ at _________."

This Letter of Credit may be transferred upon presentation to us of a signed transfer form in the form of Annex 1 accompanied by this Letter of Credit, in which the Beneficiary irrevocably transfers to such transferee all of its rights hereunder, whereupon we agree to either issue a substitute letter of credit to such successor (which designates the transferee as beneficiary, and with all references to "you" referring to it and is otherwise in the same form as this letter of credit and is also transferable) or endorse such transfer on the reverse of this Letter of Credit.

Partial drawings are permitted.

It is a condition of this Irrevocable Standby Letter of Credit that it is automatically extended without amendment for successive periods of one year from the then relevant expiration date, but in no event later than September 30,2010 unless we notify you by registered Mail or overnight courier at least 30 days prior to the then relevant expiration date to the effect that we elect not to extend this Irrevocable Standby Letter of Credit for any further periods. In the event this credit is not extended for an additional period as provided above, you may draw as provided for above.

                  Except as expressly stated herein, this undertaking is not subject to any agreements, requirements or qualification. Our obligation under this letter of credit is our individual obligation and is on no way contingent upon reimbursement with respect thereto or upon our ability to perfect any lien, security interest or any other reimbursement.

All correspondence shall be addressed to Canadian Imperial Bank of Commerce, 425 Lexington Avenue, New York, NY 10017, USA, Attention: Agency Services, and shall mention this Letter of Credit number.

All drafts so drawn must be marked "Drawn under Irrevocable Letter of Credit No. SYN-00-10006, dated January 31, 2000.

This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Publication No. 500, and shall be deemed to be a contract made under, and as to matters not governed by the UCP, shall be governed and construed in accordance with the laws of the State of New York and applicable U.S. law.

Sincerely,

Canadian Imperial Bank of Commerce

----------------------------------    ------------------------------------
Authorized Signatory                  Countersigned

----------------------------------    ------------------------------------
Beneficiary's Approval                Applicant's Approval

                                     ANNEX 1

Canadian Imperial Bank of Commerce
425 Lexington Avenue
New York, New York  10017

Reference is made to Canadian Imperial Bank of Commerce Letter of Credit SYN-00-10006.

The undersigned, as beneficiary hereby irrevocably transfers to ___________, (the "Transferee") all rights of the undersigned to draw under the Letter of Credit.

                                Very truly yours,

                                --------------------------------
                                WHTS Freedom Circle Partners, L.L.C.

                                    Exhibit A

for value received

pay at sight by wire transfer in immediately available funds to _____________________ the sum of U.s. $______________ drawn under irrevocable letter of credit no.  _______________,  dated  ___________,  2000___,  issued by
_______________________________.



to:  [CIBC]


         ----------------------------
         New York, New York
                                      lease

                    WHTS freedom circle partners ii, l.l.c.,

                      a Delaware limited liability company,

                                    Landlord

                                       and

                               pmc - sierra, inc.,

                             a Delaware corporation,

                                     Tenant

                                       for

                                Mission Towers II

                            3985 Freedom Circle Drive

                             Santa Clara, California

                                  July 20, 2000

                                TABLE OF CONTENTS

                                                                           Page


ARTICLE 1 BASIC LEASE PROVISIONS............................................

ARTICLE 2 PREMISES, TERM, RENT..............................................

ARTICLE 3 USE AND OCCUPANCY.................................................

ARTICLE 4 CONDITION OF THE PREMISES.........................................

ARTICLE 5 ALTERATIONS.......................................................

ARTICLE 6 REPAIRS...........................................................

ARTICLE 7 INCREASES IN TAXES AND OPERATING EXPENSES.........................

ARTICLE 8 REQUIREMENTS OF LAW...............................................

ARTICLE 9 SUBORDINATION.....................................................

ARTICLE 10 SERVICES.........................................................

ARTICLE 11 INSURANCE; PROPERTY LOSS OR DAMAGE...............................

ARTICLE 12 EMINENT DOMAIN...................................................

ARTICLE 13 ASSIGNMENT AND SUBLETTING........................................

ARTICLE 14 ACCESS TO PREMISES...............................................

ARTICLE 15 DEFAULT..........................................................

ARTICLE 16 LANDLORD'S RIGHT TO CURE; FEES AND EXPENSES......................

ARTICLE 17 NO REPRESENTATIONS BY LANDLORD; LANDLORD'S APPROVAL..............

ARTICLE 18 END OF TERM......................................................

ARTICLE 19 QUIET ENJOYMENT..................................................

ARTICLE 20 NO SURRENDER; NO WAIVER..........................................

ARTICLE 21 WAIVER OF TRIAL BY JURY; COUNTERCLAIM............................

ARTICLE 22 NOTICES..........................................................

ARTICLE 23 RULES AND REGULATIONS............................................

ARTICLE 24 BROKER...........................................................

ARTICLE 25 INDEMNITY........................................................

ARTICLE 26 MISCELLANEOUS....................................................

ARTICLE 27 SECURITY DEPOSIT.................................................

ARTICLE 28 PARKING..........................................................

ARTICLE 29 RENEWAL TERM.....................................................

ARTICLE 30 ROOF SPACE AND SATELLITE ANTENNA.................................

ARTICLE 31 [Intentionally Deleted]..........................................

ARTICLE 32 SIGNAGE..........................................................

                              Schedule of Exhibits

Exhibit A-1       Floor Plan of the First Floor

Exhibit A-2       Floor Plan of the Second Floor

Exhibit A-3       Floor Plan of the Third Floor

Exhibit A-4       Floor Plan of the Fourth Floor

Exhibit A-5       Floor Plan of the Fifth Floor

Exhibit A-6       Floor Plan of the Sixth Floor

Exhibit B         Definitions

Exhibit C         Work Letter

Exhibit D         Design Standards

Exhibit E         Cleaning Specifications

Exhibit F         Rules and Regulations

Exhibit G         Development Specifications

Exhibit H         Base Building Work

Exhibit I         Form of Letter of Credit

                                      LEASE

                  THIS LEASE is made as of the ____ day of June, 2000 ("Effective Date"), between WHTS freedom circle towers II, l.l.c. ("Landlord"), a Delaware limited liability company, and pmc - sierra, inc. ("Tenant"), a Delaware corporation.

                  Landlord and Tenant hereby agree as follows:

                                   ARTICLE 1

                             BASIC LEASE PROVISIONS

PREMISES The entire first, second, third, fourth, fifth and sixth floors of the Building, as more particularly shown on Exhibits A-1, A-2, A-3, A-4, A-5 and A-6.

BUILDING The building, fixtures, equipment and other improvements and appurtenances to be hereafter erected, located or placed upon the land known as Mission Towers II, 3985 Freedom Circle Drive, Santa Clara, California.

BUILDING ONE The building, fixtures, equipment and other improvements and appurtenances now located or hereafter erected, located or placed upon the land known as Mission Towers I, 3975 Freedom Circle Drive, Santa Clara, California.

PROJECT The Building, Building One and the Garage together with all related Common Areas.

GARAGE The parking structure, fixtures and other improvements and appurtenances now located or hereafter erected, located or placed upon the land known as Mission Towers I, 3975 Freedom Circle Drive, Santa Clara, California.

REAL PROPERTY       The  Building,  together with the plot of land upon which it stands.

SCHEDULED DELIVERY
DATE                July 1, 2001.


SCHEDULED
COMMENCEMENT DATE   October 1, 2001.

COMMENCEMENT DATE   The later to occur of (a) the Scheduled  Commencement  Date, and (b) the 90th calendar day following the date of Landlord's tender of possession of the Premises with the Base Building Work at a stage of completion so as to permit
                    Tenant's Contractors to commence construction of the Initial
                    Installation without unreasonable delay or interference.

RENT COMMENCEMENT
DATE                The Commencement Date.

EXPIRATION DATE     The date  which is the  last day of the  month in which  the
                    10th anniversary of the Commencement Date occurs, or the last day of any renewal or extended term, if the Term of this Lease is extended in accordance with any express provision hereof.

TERM The period commencing on the Commencement Date and ending on the Expiration Date.

PERMITTED USES      Offices for the transaction of Tenant's  business in keeping with Comparable Buildings, including the operation of an electronic verification lab within the Premises and a shipping and receiving area adjacent to the Building loading dock.

TENANT'S
PROPORTIONATE
SHARE               47.5043%

AREA OF BUILDING    282,080 rentable square feet (253,901 usable square feet).

AREA OF PREMISES    Floor 1:  12,763 rentable square feet
                              (11,488 usable square feet).
                    Floor 2:  21,813 rentable square feet
                              (19,634 usable square feet).
                    Floor 3:  24,856 rentable square feet
                              (22,373 usable square feet).
                    Floor 4:  24,856 rentable square feet
                              (22,373 usable square feet).
                    Floor 5:  24,856 rentable square feet
                              (22,373 usable square feet)
                    Floor 6:  24,856 rentable square feet
                              (22,373 usable square feet)
                    Total:    134,000 rentable square feet
                              (120,614 usable square feet).

FIXED RENT          Period        Per Annum        Per Month
                    ------        ---------        ---------
                    Year 1        $7,236,000.00    $603,000.00
                    Year 2        $7,489,260.00    $624,105.00
                    Year 3        $7,751,384.10    $645,948.68
                    Year 4        $8,022,682.54    $668,556.88
                    Year 5        $8,303,476.43    $691,956.37
                    Year 6        $8,594,098.11    $716,174.84
                    Year 7        $8,894,891.54    $741,240.96
                    Year 8        $9,206,212.75    $767,184.40
                    Year 9        $9,528,430.19    $794,035.85
                    Year 10       $9,861,925.25    $821,827.10

ADDITIONAL          RENT All sums other  than  Fixed  Rent  payable by Tenant to
                    Landlord under this Lease,  including  Tenant's Tax Payment,
                    Tenant's Operating Payment, late charges, overtime or excess service  charges,  damages,  and  interest  and other  costs
                    related  to   Tenant's   failure  to  perform   any  of  its
                    obligations under this Lease.

RENT                Fixed Rent and Additional Rent, collectively.

INTEREST  RATE      The lesser of (i) 4% per annum above the  then-current  Base
                    Rate, and (ii) the maximum rate permitted by applicable law.

SECURITY DEPOSIT    $2,000,000,  subject to reduction in accordance with Section
                    27.5.

TENANT'S ADDRESS
FOR NOTICES         Until  Tenant   commences   business   operations  from  the
                    Premises:

                          PMC - Sierra, Inc.
                          8555 Baxter Place, Suite 105
                          Burnaby, British Columbia V5A4V7
                          Canada
                          Attn:  Geraldine Jones

                          Thereafter:

                          PMC - Sierra, Inc.
                          3975 Freedom Circle Drive
                          Santa Clara, California  95054
                          Attn:  Vice President - Administration

LANDLORD'S ADDRESS
FOR NOTICES               WHTS Freedom Circle Partners II, L.L.C.
                          c/o Tishman Speyer Properties, L.P.
                          444 Castro Street
                          Mountain View, California  94041
                          Attn:  Property Manager

                          Copies to:

                          WHTS Freedom Circle Partners II, L.L.C.
                          c/o Tishman Speyer Properties, L.P.
                          520 Madison Avenue
                          New York, New York  10022
                          Attn:  Chief Financial Officer

                          and:

                          Tishman Speyer Properties, L.P.
                          520 Madison Avenue
                          New York, New York  10022
                          Attn:  General Counsel

                          and:

                          Goldman, Sachs & Co.
                          100 Crescent Court, Suite 1000
                          Dallas, Texas  75201
                          Attention:  Mr. Paul Milosevich

                          and:

                          Whitehall Street Real Estate Limited Partnership IX c/o Goldman, Sachs & Co.
                          85 Broad Street
                          New York, New York  10004
                          Attention:  Mr. Steven M. Feldman

TENANT'S BROKER     Colliers International.

LANDLORD'S BROKER   Cornish & Carey Commercial

LANDLORD'S AGENT    Tishman  Speyer   Properties,   L.P.  or  any  other  person
                    designated at any time and from time to time by Landlord as Landlord's Agent.

LANDLORD'S
CONTRIBUTION        4,020,000.00.

All capitalized terms used in this Lease without definition are defined in Exhibit B.


                                   ARTICLE 2

                              PREMISES, TERM, RENT

Section 2.1 Lease of Premises. Subject to the terms of this Lease, Landlord leases to Tenant and Tenant leases from Landlord the Premises for the Term. In addition, Landlord grants to Tenant the right to use, on a non-exclusive basis and in common with other tenants, the Common Areas.

Section 2.2 Rentable Area. Subject to adjustment as herein provided, the rentable square footage of the Premises and the Building are agreed to be the numbers of square feet respectively specified in the Basic Lease Information. The "usable area" of the Premises and Building has been calculated and determined in accordance with the "Standard Method for Measuring Floor Area in Office Buildings," ANSI/BOMA Z65.1-1996, as published by the Building Owners and Managers Association International (the "BOMA Standard"). The rentable square footage of the Building and the Premises are determined by multiplying the usable area of the Premises and Building by 111.10% (the "Load Factor"), which Load Factor is agreed to by Landlord and Tenant. If Tenant wishes to verify that the usable area of the Premises and the Building (as determined in accordance with BOMA Standards) are as set forth in the Basic Lease Information, then at any time prior to the Commencement Date Tenant shall have the right to cause an independent architect or space planner to verify Landlord's square footage numbers, which determination shall be subject to Landlord's reasonable approval. If the final rentable square footage of the Premises as so determined is different then as set forth in the Basic Lease Information, the Fixed Rent, Tenant's Proportionate Share and Landlord's Contribution shall be appropriately adjusted.

Section 2.3 Commencement Date. Upon the Effective Date, the terms and provisions hereof shall be fully binding on Landlord and Tenant prior to the occurrence of the Commencement Date. The Term of this Lease shall commence on the Commencement Date. Unless sooner terminated or extended as hereinafter provided, the Term shall end on the Expiration Date. If Landlord does not tender possession of the Premises to Tenant on or before the Scheduled Delivery Date, for any reason whatsoever, Landlord shall not be liable for any damage thereby, this Lease shall not be void or voidable thereby, and the Term shall not commence until the 90th calendar day after Landlord tenders possession of the Premises to Tenant in the condition required by Article 4. No failure to tender possession of the Premises to Tenant on or before the Scheduled Delivery Date shall affect any other obligations of Tenant hereunder; provided, however, that if Landlord fails to tender possession of the Premises to Tenant on or before March 1, 2002, then, except to the extent caused by Unavoidable Delays, Tenant shall receive for each day of delay thereafter with respect to the Premises a credit against Fixed Rent in an amount equal to $20,100.00 per day. If Landlord, despite its commercially reasonable efforts, is unable to Commence Construction by November 30, 2000, Landlord, upon written notice to Tenant delivered prior to December 15, 2000, shall have the right to terminate this Lease. For purposes of this Section 2.2, the term "Commences Construction" shall mean the date Landlord's pile-driving subcontractor mobilizes its pile-driving equipment on the Real Property.
Landlord shall use its commercially reasonable efforts to cause the Base Building Work to be Substantially Complete on or before the Commencement Date. The Base Building Work shall be deemed to be "Substantially Complete" upon the date by which there remains no incomplete or defective item of the Base Building Work that would materially adversely affect Tenant's intended use of the Premises and that Landlord has obtained (or as of the Commencement Date will have obtained) all necessary permits and approvals from Governmental Authorities with respect to the Base Building Work required for the legal occupancy of the Premises for the Permitted Use (subject to Substantial Completion by Tenant of the Initial Installations). Once the Commencement Date is determined, Landlord and Tenant shall execute an agreement stating the Commencement Date and Expiration Date, but the failure to do so will not affect the determination of such dates.

Section 2.4 Payment of Rent. Tenant shall pay to Landlord, without notice or demand, and without any set-off, counterclaim, abatement or deduction whatsoever, except as may be expressly set forth in this Lease, in lawful money of the United States by wire transfer of funds or by check drawn upon a bank approved by Landlord, (i) Fixed Rent in equal monthly installments, in advance, on the first day of each month during the Term, commencing on the Rent Commencement Date, and (ii) Additional Rent, at the times and in the manner set forth in this Lease.

Section 2.5 First Month's Rent. Tenant shall pay one month's Fixed Rent upon the execution of this Lease ("Advance Rent"). If the Rent Commencement Date is on the first day of a month, the Advance Rent shall be credited towards the first month's Fixed Rent payment. If the Rent Commencement Date is not the first day of a month, then on the Rent Commencement Date Tenant shall pay Fixed Rent for the period from the Rent Commencement Date through the last day of such month, and the Advance Rent shall be credited towards Fixed Rent for the next succeeding calendar month.

                                   ARTICLE 3

                                USE AND OCCUPANCY

                  Tenant shall use and occupy the Premises for the Permitted Uses and for no other purpose. Tenant shall not use or occupy or permit the use or occupancy of any part of the Premises in a manner constituting a Prohibited Use. If Tenant uses the Premises for a purpose constituting a Prohibited Use, violating any Requirement, or causing the Building to be in violation of any Requirement, then Tenant shall promptly discontinue such use upon notice of such violation. Tenant, at its expense, shall procure and at all times maintain and comply with the terms and conditions of all licenses and permits required for the lawful conduct of the Permitted Uses in the Premises.


                                   ARTICLE 4

                            CONDITION OF THE PREMISES

                  Landlord shall use its reasonable efforts to commence construction of the core and shell of the Building and the expansion of the Garage on or about August 14, 2000. Attached hereto as Exhibit G and incorporated herein by reference is a list of the drawings and specifications for the design and construction of the Building (collectively the "Development Specifications"). The Development Specifications have previously been made available to Tenant for its review. Landlord, at its sole cost and expense, shall complete construction of the Building: (a) in substantial accordance with the Development Specifications; and (b) in a good workmanlike manner, to a general standard of construction equal to or greater than that of other Comparable Buildings. At the time of Landlord's tender of possession of the Premises, those portions of the Base Building Work, as more particularly described on Exhibit H, which are necessary to be completed for the orderly and effective construction of the Initial Installations shall be Substantially Complete. Subject to the foregoing, Tenant shall: (a) accept possession of the Premises in its then "As-Is" condition, and (b) except for Landlord's Contribution, Landlord has no obligation to perform any work, supply any materials, incur any expense or make any alterations or improvements to prepare the Premises for Tenant's occupancy. Tenant's occupancy of any part of the Premises shall be conclusive evidence, as against Tenant, that Landlord has Substantially Completed the Base Building Work, Tenant has accepted possession of the Premises in its then current condition and at the time such possession was taken, the Premises and the Building were in a good and satisfactory condition as required by this Lease except for latent defects in the Base Building Work not visually discoverable by Tenant upon a reasonably diligent inspection and subject to the completion by Landlord of any "punch list" items or similar corrective work; provided, however, that Landlord shall have no obligation to correct latent defects not reported to Landlord in writing within 12 months of the acceptance of the Premises by Tenant. Landlord, at Landlord's sole cost and expense and not as a deduction or offset from the amount of Landlord's Contribution or as part of Operating Expenses, shall be responsible for ensuring that, as of the Commencement Date, the Base Building Work (including the roof and all Building Systems) is in good working condition and repair, free from any known code violations and in compliance with all Requirements. In addition, in accordance with the terms and provisions of
Section 6.1 below, Landlord shall be responsible for the correction of any latent or patent defects in the Landlord Repair Areas (as hereinafter defined) at any time during this Term of the Lease or any extension thereof. Landlord agrees to exercise commercially reasonable efforts to enforce any and all construction, design and materials warranties obtained by Landlord with respect to the Base Building Work ("Construction Warranties"). No provision of this
Article 4 shall diminish Landlord's obligations under Section 6.1 below.

                                   ARTICLE 5

                                   ALTERATIONS

Section 5.1 Tenant's Alterations. (a) (a) Tenant shall not make any alterations, additions or other physical changes in or about the Premises (collectively, "Alterations") other than decorative Alterations such as painting, wall coverings and floor coverings (collectively, "Decorative Alterations"), without Landlord's prior consent, which consent shall not be unreasonably withheld so long as such Alterations (i) are non-structural and do not affect any Building Systems, (ii) affect only the Premises and are not visible from outside of the Premises, (iii) do not affect the certificate of occupancy issued for the Building or the Premises, and (iv) do not violate any Requirement. Notwithstanding the foregoing, Tenant may perform Alterations without Landlord's prior approval, if the cost to perform such work does not exceed $10,000 and provided the same (i) are non-structural and do not affect any Building Systems,
(ii) affect only the Premises and are not visible from outside of the  Premises,
(iii) do not affect the certificate of occupancy issued for the Building or the Premises, and (iv) do not violate any Requirement.

          (b) Plans and Specifications. Prior to making any Alterations, Tenant, at its expense, shall (i) submit to Landlord for its approval, detailed plans and specifications ("Plans") of each proposed Alteration (other than Decorative Alterations), and with respect to any Alteration affecting any Building System, evidence that the Alteration has been designed by, or reviewed and approved by, Landlord's designated engineer for the affected Building System, (ii) obtain all permits, approvals and certificates required by any Governmental Authorities,
(iii) furnish to Landlord duplicate original policies or certificates of worker's compensation (covering all persons to be employed by Tenant, and Tenant's contractors and subcontractors in connection with such Alteration) and commercial general liability (including property damage coverage) insurance and Builder's Risk coverage (as described in Article 11) all in such form, with such companies, for such periods and in such amounts as Landlord may reasonably require, naming Landlord, Landlord's Agent any Lessor and any Mortgagee as additional insureds, and (iv) with respect to any Alterations individually costing at least $500,000, furnish to Landlord reasonably satisfactory evidence of Tenant's ability to complete and to fully pay for such Alterations (other than the Initial Installations and Decorative Alterations). Tenant shall give Landlord not less than 5 Business Days' notice prior to performing any Decorative Alteration, which notice shall contain a description of such Decorative Alteration.

          (c) Governmental Approvals. Tenant, at its expense, shall, as and when required, promptly obtain certificates of partial and final approval of such Alterations required by any Governmental Authority and shall furnish Landlord with copies thereof, together with "as-built" Plans for such Alterations prepared on an AutoCAD Computer Assisted Drafting and Design System (or such other system or medium as Landlord may accept), using naming conventions issued by the American Institute of Architects in June, 1990 (or such other naming conventions as Landlord may accept) and magnetic computer media of such record drawings and specifications translated in DFX format or another format acceptable to Landlord.

Section 5.2 Manner and Quality of Alterations. All Alterations shall be performed (a) in a good and workmanlike manner and free from defects, (b) substantially in accordance with the Plans, and by contractors approved by Landlord, and (c) in compliance with all Requirements, the terms of this Lease and all construction procedures and regulations then prescribed by Landlord. All materials and equipment shall be of first quality and at least equal to the applicable standards for the Building then established by Landlord, and no such materials or equipment (other than Tenant's Property) shall be subject to any lien or other encumbrance.

Section 5.3 Removal of Tenant's Property. Tenant's Property shall remain the property of Tenant and Tenant may remove the same at any time on or before the Expiration Date. On or prior to the Expiration Date, Tenant shall, unless otherwise directed by Landlord, at Tenant's expense, remove any Specialty
Alteration and close up any slab penetrations in the Premises. Tenant shall repair and restore, in a good and workmanlike manner, any damage to the Premises or the Building caused by Tenant's removal of any Specialty Alterations or Tenant's Property or by the closing of any slab penetrations, and upon default thereof, Tenant shall reimburse Landlord, on demand, for Landlord's cost of repairing and restoring such damage. Any Above Building Standard Installations (as hereinafter defined) or Tenant's Property not so removed shall be deemed abandoned and Landlord may remove and dispose of same, and repair and restore any damage caused thereby, at Tenant's cost and without accountability to Tenant. Tenant shall not be required to remove any of the Initial Installations or any subsequent Alterations unless, in either case, the same constitute Specialty Alterations which Landlord advises Tenant must be removed at the time consent thereto was granted. Concurrently with the issuance of its consent to the performance of the Initial Installations or of any Alterations, Landlord will notify Tenant whether any such component of the Initial Installations or any such Alterations, or any material component thereof (including, without limitation, any oversized or exposed conduit) not expressly included within the definition of Specialty Alterations is considered by Landlord to be such.

Section 5.4 Mechanic's Liens. Tenant, at its expense, shall discharge any lien or charge filed against the Real Property in connection with any work done or claimed to have been done by or on behalf of, or materials furnished or claimed to have been furnished to, Tenant, within 10 days after Tenant's receipt of notice thereof by payment, filing the bond required by law or otherwise in accordance with law.

Section 5.5 Labor Relations. Tenant shall not employ, or permit the employment of, any contractor, mechanic or laborer, or permit any materials to be delivered to or used in the Building, if, in Landlord's sole judgment, such employment, delivery or use will interfere or cause any conflict with other contractors, mechanics or laborers engaged in the construction, maintenance or operation of the Building by Landlord, Tenant or others. If such interference or conflict occurs, upon Landlord's request, Tenant shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately.

Section 5.6 Tenant's Costs. Tenant shall pay promptly to Landlord, upon demand, all out-of-pocket costs actually incurred by Landlord in connection with Tenant's Alterations, including costs incurred in connection with (a) Landlord's review of the Alterations (including review of requests for approval thereof) which costs reimbursable by Tenant shall not exceed $1,500 per request for consent and (b) the provision of Building personnel during the performance of any Alteration, to operate elevators or otherwise to facilitate Tenant's Alterations. In addition, if Tenant's Alterations cost more than $100,000.00, Tenant shall pay to Landlord, upon demand, an administrative fee in an amount equal to 1% of the total cost of such Alterations.

Section 5.7 Tenant's Equipment. Tenant shall provide notice to Landlord prior to moving any heavy machinery, heavy equipment, freight, bulky matter or fixtures (collectively, "Equipment") into or out of the Building and shall pay to Landlord any costs actually incurred by Landlord in connection therewith. If such Equipment requires special handling, Tenant agrees (a) to employ only persons holding all necessary licenses to perform such work, (b) all work performed in connection therewith shall comply with all applicable Requirements and (c) such work shall be done only during hours designated by Landlord.

Section 5.8 Legal Compliance. The approval of Plans, or consent by Landlord to the making of any Alterations, does not constitute Landlord's representation that such Plans or Alterations comply with any Requirements. Landlord shall not be liable to Tenant or any other party in connection with Landlord's approval of any Plans, or Landlord's consent to Tenant's performing any Alterations. If any Alterations made by or on behalf of Tenant, require Landlord to make any alterations or improvements to any part of the Building in order to comply with any Requirements, Tenant shall pay all costs and expenses incurred by Landlord in connection with such alterations or improvements.

Section 5.9 Floor Load. Tenant shall not place a load upon any floor of the Premises that exceeds 100 pounds per square foot "live load" on the ground floor and 80 pounds per square foot "live load" on the upper floors. Landlord reserves the right to reasonably designate the position of all Equipment which Tenant wishes to place within the Premises, and to place reasonable limitations on the weight thereof consistent with the floor loads described above.


                                    ARTICLE 6

                                     REPAIRS

Section 6.1 Landlord's Repair and Maintenance. Landlord shall operate, maintain and, except as provided in Section 6.2 hereof, make all necessary repairs (both structural and nonstructural) to the structural portions of the Building and the Premises (including without limitation, the roof, foundation, floor slab, exterior walls and load bearing walls), (ii) the Building Systems, and (iii) the Common Areas, in conformance with standards applicable to Comparable Buildings (collectively, the "Landlord Repair Areas").

Section 6.2 Tenant's Repair and Maintenance. Tenant shall promptly, at its expense and in compliance with Article 5, make all nonstructural repairs to the Premises and the fixtures, equipment and/or and appurtenances therein (collectively, "Building Fixtures") as and when needed to preserve the Premises in good working order and condition, except for reasonable wear and tear and damage from condemnation or casualty. All damage to the Building or to any portion thereof, or to any Building Fixtures requiring structural or nonstructural repair caused by or resulting from any act, omission, neglect or improper conduct of or the moving of Tenant's Property or Equipment into, within or out of the Premises by a Tenant Party, shall be repaired at Tenant's expense by (i) Tenant, if the required repairs are nonstructural in nature and do not affect any Building System, or (ii) Landlord, if the required repairs are structural in nature, involve replacement of exterior window glass or affect any Building System. All Tenant repairs shall be of good quality utilizing new construction materials. If Tenant fails after 10 days' notice (or such shorter period as may be required in an emergency) to proceed with due diligence to make any repairs required to be made by Tenant, Landlord may make such repairs and all costs and expenses incurred by Landlord on account thereof, plus interest thereon at the Interest Rate, shall be paid by Tenant within 10 days after delivery of an invoice therefor.

Section 6.3 Interruptions Due to Repairs. Landlord reserves the right to make all changes, alterations, additions, improvements, repairs or replacements to the Real Property, including the Building Systems (collectively, "Restorative Work"), as Landlord deems necessary or desirable, provided that in no event shall the level of any Building service decrease in any material respect from the level required of Landlord in this Lease as a result thereof (other than temporary changes in the level of such services during the performance of any such Restorative Work). Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises during the performance of such Restorative Work. There shall be no Rent abatement or allowance to Tenant for a diminution of rental value, no actual or constructive eviction of Tenant, in whole or in part, no relief from any of Tenant's other obligations under this Lease, and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others performing, or failing to perform, any Restorative Work. Landlord shall use its commercially reasonable efforts to restore any interruption of access, use or services as soon as reasonably possible. Notwithstanding any contrary provision of this Lease, if Tenant is prevented from using for the conduct of its business, and does not use for the conduct of its business, the Premises or any material portion thereof, for 15 consecutive Business Days (the "Eligibility Period") as a result of (i) any construction, repair, maintenance or alteration performed by Landlord after the Commencement Date and not necessitated by the negligence or willful misconduct of any Tenant Party, or
(ii) the failure in any material respect of Landlord or its agents or contractors to provide to the Premises any of the utilities and services required to be provided under this Lease (including Article 10 below) and not caused by the negligence or willful misconduct of any Tenant Party or otherwise due to the occurrence of a casualty or condemnation, (iii) any failure to provide access to the Premises and not caused by the negligence or willful misconduct of any Tenant Party or otherwise due to the occurrence of a casualty or condemnation, or (iv) because of the presence of Hazardous Materials in, on or around the Building, the Premises or the Real Property which were not caused or introduced by any Tenant Party and which Hazardous Materials pose a material and significant health risk to occupants of the Premises, then, in any and all such events, Tenant's obligation to pay Fixed Rent, Tenant's Operating Payment and Tenant's Tax Payment shall be abated or reduced, as the case may be, from and after the first (1st) day following the last day of the Eligibility Period and continuing for such time that Tenant continues to be so prevented from using for the conduct of its business, and does not so use for the conduct of its business, the Premises or a material portion thereof, in the proportion that the rentable square feet of the portion of the Premises that Tenant is prevented from using, and does not so use, bears to the total rentable square feet of the Premises.

                                   ARTICLE 7

                    INCREASES IN TAXES AND OPERATING EXPENSES

Section 7.1 Definitions. For the purposes of this Article 7, the following terms shall have the meanings set forth below:

          (a) "Assessed Valuation" shall mean the amount for which the Real Property is assessed by the County Assessor of Santa Clara for the purpose of imposition of Taxes.

          (b) "Comparison Year" shall mean any calendar year all or any portion of which occurs during the Term.

          (c) "Operating Expenses" shall mean the aggregate of all costs and expenses, without duplication, paid or incurred by or on behalf of Landlord in connection with the ownership, operation, repair and maintenance of the Real Property, including capital improvements only if such capital improvement either
(i) is reasonably intended to result in a reduction in Operating Expenses (as for example, a labor-saving improvement) provided, the amount included in Operating Expenses in any Comparison Year shall not exceed an amount equal to the savings reasonably anticipated to result from the installation and operation of such improvement, and/or (ii) is made during any Comparison Year in compliance with Requirements. Such capital improvements shall be amortized (with interest at the Base Rate) on a straight-line basis over the useful life of such capital improvement as Landlord shall reasonably determine, and the amount included in Operating Expenses in any Comparison Year shall be equal to the annual amortized amount. Operating Expenses shall not include any Excluded Expenses. If during all or part of any Comparison Year, Landlord shall not furnish any particular item(s) of work or service (which would otherwise constitute an Operating Expense) to any leasable portions of the Building for any reason but continues to furnish or provide such work or services to the Premises, then, for purposes of computing Operating Expenses for such period, the amount included in Operating Expenses for such period shall be increased by an amount equal to the costs and expenses that would have been reasonably incurred by Landlord during such period if Landlord had furnished such item(s) of work or service to such portion of the Building. In determining the amount of Operating Expenses for any Comparison Year, if less than 95% of the Building rentable area is occupied by tenants at any time during any such Comparison Year, Operating Expenses shall be determined for such Comparison Year to be an amount equal to the like expenses which would normally be expected to be incurred had such occupancy been 95% throughout such Comparison Year.

          Tenant understands and acknowledges that, from time to time during the Term, the Building may be operated jointly by Landlord and the owner of Building One as part of the Project, comprising the Building, the Garage and Common Areas adjacent to the Building and Building One. For purposes of this Article 7, the Building and Building One are sometimes hereinafter jointly referred to as the "Project." Landlord shall have the right, from time to time during the Term, to operate the Project in an integrated fashion, and to include within Operating Expenses and Real Property Taxes a reasonable allocation of the amount of Operating Expenses and Real Property Taxes paid or incurred by Landlord and the owner of Building One with respect to the Project. During such periods of time as Landlord so elects, "Tenant's Proportionate Share" shall mean the product of
(a) the rentable area of the Premises, and (b) a fraction, the numerator of which is one and the denominator of which is the rentable area of the Project. In addition, during such periods of time as Landlord does not elect to determine Operating Expenses and Real Property Taxes on a Project-wide basis, Operating Expenses and Real Estate Taxes for the Building shall include a reasonable allocation of such costs and expenses as Landlord may incur in the maintenance, operation, administration and repair of the Garage and the Common Areas servicing the Project.

          (d) "Statement" shall mean a reasonably detailed statement (by major categories of expenditures) containing the amount of Operating Expenses and Taxes for any Comparison Year and the amount of Tenant's Operating Payment and Tax Payment for any such Comparison Year, including a summary of the calculations used to arrive at such amounts.

          (e) "Taxes" shall mean (i) all real estate taxes, assessments, sewer and water rents, rates and charges and other governmental levies, impositions or charges, whether general, special, ordinary, extraordinary, foreseen or unforeseen, which may be assessed, levied or imposed upon all or any part of the Real Property, and (ii) all expenses (including reasonable attorneys' fees and disbursements and experts' and other witnesses' fees) incurred in contesting any of the foregoing or the Assessed Valuation of the Real Property. Taxes shall not include (x) interest or penalties incurred by Landlord as a result of Landlord's late payment of Taxes, or (y) franchise or net income taxes imposed upon Landlord. If Landlord elects to pay any assessment in annual installments, then
(i) such assessment shall be deemed to have been so divided and to be payable in the maximum number of installments permitted by law, and (ii) there shall be deemed included in Taxes for each Comparison Year the installments of such assessment becoming payable during such Comparison Year, together with interest payable to the taxing authority during such Comparison Year on such installments and on all installments thereafter becoming due as provided by law, all as if such assessment had been so divided. If at any time the methods of taxation prevailing on the Effective Date shall be altered so that in lieu of or as an addition to the whole or any part of Taxes, there shall be assessed, levied or imposed (1) a tax, assessment, levy, imposition or charge based on the income or rents received from the Real Property whether or not wholly or partially as a capital levy or otherwise, (2) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon all or any part of the Real Property and imposed upon Landlord, (3) a license fee measured by the rents, or
(4) any other tax, assessment, levy, imposition, charge or license fee however described or imposed, then all such taxes, assessments, levies, impositions, charges or license fees or the part thereof so measured or based shall be deemed to be Taxes. As of the Effective Date, the Real Property comprises one legal parcel, which Landlord anticipates subdividing in order to create a separate legal parcel upon which the Building will be constructed. Concurrently with the development of the Building, the existing Garage (the "Building I Garage Improvements") will be expanded to provide necessary parking for the Building. Notwithstanding anything set forth in this Lease to the contrary, Taxes shall not include any real property taxes or assessments attributable to the real property upon which the Building I Garage Improvements sit, the Building I Garage Improvements, the Building One land or Building One.

Section 7.2 Tenant's Tax Payment. (a) Tenant shall pay to Landlord Tenant's Proportionate Share of the Taxes payable for any Comparison Year ("Tenant's Tax Payment"). On or about the start of each Comparison Year, Landlord shall furnish to Tenant a Statement of the Taxes. Tenant shall pay Tenant's Tax Payment to Landlord, in monthly installments, on the first day of each month during each Comparison Year, an amount equal to 1/12 of Tenant's Tax Payment due for each Comparison Year. If there is any increase or decrease in Taxes payable for any Comparison Year, whether levied during or after such Comparison Year, Landlord may furnish a revised Statement for such Comparison Year, Tenant's Tax Payment for such Comparison Year shall be adjusted and, within 10 Business Days after delivery of such revised Statement (a) with respect to any increase in Taxes payable for such Comparison Year, Tenant shall pay such increase in Tenant's Tax Payment to Landlord, or

          (b) with respect to any decrease in Taxes payable for such Comparison Year, Landlord shall credit such decrease in Tenant's Tax Payment against the next installment of Rent payable by Tenant. (b) Only Landlord may institute proceedings to reduce the Assessed Valuation of the Real Property and the filings of any such proceeding by Tenant without Landlord's consent shall constitute an Event of Default. If Landlord receives a refund of Taxes for any Comparison Year, Landlord shall credit against subsequent payments of Rent due hereunder, an amount equal to Tenant's Proportionate Share of the refund, net of any expenses incurred by Landlord in achieving such refund, which amount shall not exceed Tenant's Tax Payment paid for such Comparison Year. Landlord shall not be obligated to file any application or institute any proceeding seeking a reduction in Taxes or the Assessed Valuation.

          (c) Tenant shall be responsible for any applicable occupancy or rent tax now in effect or hereafter enacted and, if payable by Landlord, Tenant shall promptly pay such amounts to Landlord, upon Landlord's demand.

Section 7.3 Tenant's Operating Payment. (a) Tenant shall pay to Landlord Tenant's Proportionate Share of the Operating Expenses payable for any
Comparison Year ("Tenant's Operating Payment"). For each Comparison Year, Landlord shall furnish to Tenant a statement setting forth Landlord's reasonable estimate of Tenant's Operating Payment for such Comparison Year (the "Estimate"). Tenant shall pay to Landlord on the 1st day of each month during such Comparison Year an amount equal to 1/12 of Landlord's estimate of Tenant's Operating Payment for such Comparison Year. If Landlord furnishes an Estimate for a Comparison Year subsequent to the commencement thereof, then (a) until the 1st day of the month following the month in which the Estimate is furnished to Tenant, Tenant shall pay to Landlord on the 1st day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Section 7.3 during the last month of the preceding Comparison Year, (b) promptly after the Estimate is furnished to Tenant or together therewith, Landlord shall give notice to Tenant stating whether the installments of Tenant's Operating Payment previously made for such Comparison Year were greater or less than the installments of Tenant's Operating Payment to be made for such Comparison Year in accordance with the Estimate, and (i) if there shall be a deficiency, Tenant shall pay the amount thereof within 10 Business Days after demand therefor, or
(ii) if there shall have been an overpayment, Landlord shall credit the amount thereof against subsequent payments of Rent due hereunder, and (c) on the 1st day of the month following the month in which the Estimate is furnished to Tenant, and on the 1st day of each month thereafter throughout the remainder of such Comparison Year, Tenant shall pay to Landlord an amount equal to 1/12 of Tenant's Operating Payment shown on the Estimate.

          (b) On or before May 1st of each Comparison Year, Landlord shall furnish to Tenant a Statement for the immediately preceding Comparison Year. If the Statement shows that the sums paid by Tenant under Section 7.3(a) exceeded the actual amount of Tenant's Operating Payment for such Comparison Year, Landlord shall credit the amount of such excess against subsequent payments of Rent due hereunder. If the Statement shows that the sums so paid by Tenant were less than Tenant's Operating Payment for such Comparison Year, Tenant shall pay the amount of such deficiency within 10 Business Days after delivery of the Statement to Tenant.

Section 7.4 Non-Waiver; Disputes. (a) Landlord's failure to render any Statement on a timely basis with respect to any Comparison Year shall not prejudice Landlord's right to thereafter render a Statement with respect to such Comparison Year or any subsequent Comparison Year, nor shall the rendering of a Statement prejudice Landlord's right to thereafter render a corrected Statement for that Comparison Year.

          (b) Each Statement sent to Tenant shall be conclusively binding upon Tenant unless Tenant (i) pays to Landlord when due the amount set forth in such Statement, without prejudice to Tenant's right to dispute such Statement, and
(ii) within 90 days after such Statement is sent, sends a notice to Landlord objecting to such Statement and specifying the reasons therefor. Tenant agrees that Tenant will not employ, in connection with any dispute under this Lease, any person who is to be compensated in whole or in part, on a contingency fee basis. If the parties are unable to resolve any dispute as to the correctness of such Statement within 30 days following such notice of objection, either party may refer the issues raised to one of the "Big Five" public accounting firms selected by Landlord and reasonably acceptable to Tenant, and the decision of such accountants shall be conclusively binding upon Landlord and Tenant. In connection therewith, Tenant and such accountants shall execute and deliver to Landlord a confidentiality agreement, in form and substance reasonably satisfactory to Landlord, whereby such parties agree not to disclose to any third party any of the information obtained in connection with such review. Tenant shall pay the fees and expenses relating to such procedure, unless such accountants determine that Landlord overstated Operating Expenses by more than 5% for such Comparison Year, in which case Landlord shall pay such fees and expenses.

Section 7.5 Final Year of Term. If the Expiration Date occurs on a date other than December 31st, any Additional Rent under this Article 7 for the Comparison Year in which such Expiration Date occurs shall be apportioned on the basis of the number of days in the period from January 1st to the Expiration Date. Upon the expiration or earlier termination of this Lease, any Additional Rent under this Article 7 shall be paid or reimbursed as appropriate (unless Tenant then has an outstanding payable to Landlord) within 30 days after submission of the Statement.

Section 7.6 Net Lease. This Lease is designed as a "net lease," and the provisions in this Lease for payment by Tenant of its share of Operating Expenses and Taxes are intended to pass on to Tenant and reimburse Landlord for Tenant's Proportionate Share of all costs and expenses incurred in connection with the management, operation, maintenance or repair of the Real Property except as otherwise expressly herein provided.

                                   ARTICLE 8

                               REQUIREMENTS OF LAW

Section 8.1   Compliance with Requirements.

          (a) Tenant's Compliance. Tenant, at its expense, shall comply with all Requirements applicable to the Premises and with the terms and provisions of the CC&R's applicable to Tenant; provided, however, that Tenant shall not be obligated to comply with any Requirements requiring any structural alterations to the Building unless the application of such Requirements arises from (i) the specific manner and nature of Tenant's use or occupancy of the Premises, as distinct from general office use, (ii) Alterations made by Tenant, or (iii) a breach by Tenant of any provisions of this Lease. Any such repairs or alterations shall be made at Tenant's expense by Tenant (1) in compliance with
Article 5 if such repairs or alterations are nonstructural and do not affect any Building System, or (2) by Landlord if such repairs or alterations are structural or affect any Building System. If Tenant obtains knowledge of any failure to comply with any Requirements applicable to the Premises, Tenant shall give Landlord prompt notice thereof.

          (b) Hazardous Materials. Tenant shall not cause or permit (i) any Hazardous Materials to be brought into the Building or Garage, (ii) the storage or use of Hazardous Materials in any manner not permitted by any Requirements, or (iii) the escape, disposal or release of any Hazardous Materials within or in the vicinity of the Real Property. Nothing herein shall be deemed to prevent Tenant's use of any Hazardous Materials customarily used in the ordinary course of office work, provided such use is in accordance with all Requirements. Tenant shall be responsible, at its expense, for all matters directly or indirectly based on, or arising or resulting from the presence of Hazardous Materials on the Real Property which is caused or permitted by a Tenant Party. Tenant shall provide to Landlord copies of all communications received by Tenant with respect to any Requirements relating to Hazardous Materials, and/or any claims made in connection therewith. Landlord or its agents may perform environmental inspections of the Premises at any time. Under no circumstances shall Tenant be liable to Landlord for any losses, costs, claims, liabilities and damages (including attorneys' and consultants' fees) of every type and nature, directly or indirectly arising out of or in connection with any Hazardous Materials present at any time on or about the Land, or the soils, air, improvements, groundwater or surface water thereof, or the violation of any Requirements relating to any such Hazardous Materials, except to the extent that any of the foregoing actually results from the release or emission of Hazardous Materials by any Tenant Party.

          (c) Landlord's Compliance. Landlord shall comply with (or cause to be complied with) all Requirements applicable to the Building which are not the obligation of Tenant, to the extent that non-compliance would materially impair Tenant's use and occupancy of the Premises for the Permitted Uses.

          (d) Landlord's Insurance. Tenant shall not cause or permit any action or condition that would (i) invalidate or conflict with Landlord's insurance policies, (ii) violate applicable rules, regulations and guidelines of the Fire Department, Fire Insurance Rating Organization or any other authority having jurisdiction over the Building, (iii) cause an increase in the premiums of fire insurance for the Building over that payable with respect to Comparable Buildings, or (iv) result in Landlord's insurance companies' refusing to insure the Building or any property therein in amounts and against risks as reasonably determined by Landlord. If fire insurance premiums increase as a result of Tenant's failure to comply with the provisions of this Section 8.1, Tenant shall promptly cure such failure and shall reimburse Landlord for the increased fire insurance premiums paid by Landlord as a result of such failure by Tenant.

Section 8.2 Fire and Life Safety. If the Fire Insurance Rating Organization or any Governmental Authority or any of Landlord's insurers requires or recommends any modifications and/or alterations be made or any additional equipment be supplied in connection with the sprinkler system or fire alarm and life-safety system serving the Building by reason of (i) the specific manner and nature of Tenant's use of the Premises, as distinct from general office use, (ii) Alterations made by Tenant, or (iii) a breach by Tenant of any provisions of this Lease, Landlord (to the extent outside of the Premises) or Tenant (to the extent within the Premises) shall make such modifications and/or Alterations, and supply such additional equipment, in either case at Tenant's expense.

                                   ARTICLE 9

                                  SUBORDINATION

Section 9.1 Subordination and Attornment. (a) (a) This Lease is subject and subordinate to all Mortgages and Superior Leases, and, at the request of any Mortgagee or Lessor, Tenant shall attorn to such Mortgagee or Lessor, its successors in interest or any purchaser in a foreclosure sale.

          (b) If a Lessor or Mortgagee or any other person or entity shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or the delivery of a new lease or deed, then at the request of the successor landlord and upon such successor landlord's written agreement to accept Tenant's attornment and to recognize Tenant's interest under this Lease, Tenant shall be deemed to have attorned to and recognized such successor landlord as Landlord under this Lease. The provisions of this Section
9.1 are self-operative and require no further instruments to give effect hereto; provided, however, that Tenant shall promptly execute and deliver any instrument that such successor landlord may reasonably request (i) evidencing such attornment, (ii) setting forth the terms and conditions of Tenant's tenancy, and
(iii) containing such other terms and conditions as may be required by such Mortgagee or Lessor, provided such terms and conditions do not increase the Rent, materially increase Tenant's obligations or materially and adversely affect Tenant's rights under this Lease. Upon such attornment this Lease shall continue in full force and effect as a direct lease between such successor landlord and Tenant upon all of the terms, conditions and covenants set forth in this Lease except that such successor landlord shall not be

               (i) liable for any act or omission of Landlord (except to the extent such act or omission continues beyond the date when such successor landlord succeeds to Landlord's interest and Tenant gives notice of such act or omission);

               (ii) subject to any defense, claim, counterclaim, set-off or offsets which Tenant may have against Landlord;

               (iii) bound by any prepayment of more than one month's Rent to any prior landlord;

               (iv) bound by any obligation to make any payment to Tenant which was required to be made prior to the time such successor landlord succeeded to Landlord's interest;

               (v) bound by any obligation to perform any work or to make improvements to the Premises except for (x) repairs and maintenance required to be made by Landlord under this Lease, and (y) repairs to the Premises as a result of damage by fire or other casualty or a partial condemnation pursuant to the provisions of this Lease, but only to the extent that such repairs can reasonably be made from the net proceeds of any insurance or condemnation awards, respectively, actually made available to such successor landlord;

               (vi) bound by any modification, amendment or renewal of this Lease made without successor landlord's consent;

               (vii) liable for the repayment of any security deposit or surrender of any letter of credit, unless and until such security deposit actually is paid or such letter of credit is actually delivered to such successor landlord; or

               (viii) liable for the payment of any unfunded tenant improvement allowance, refurbishment allowance or similar obligation.

          (c) Tenant shall from time to time within 10 Business Days of request from Landlord execute and deliver any documents or instruments that may be reasonably required by any Mortgagee or Lessor to effectuate any subordination.


Section 9.2 Mortgage or Superior Lease Defaults. Any Mortgagee may elect that this Lease shall have priority over the Mortgage and, upon notification to Tenant by such Mortgagee, this Lease shall be deemed to have priority over such Mortgage, regardless of the date of this Lease. In connection with any financing of the Real Property, Tenant shall consent to any reasonable modifications of this Lease requested by any lending institution, provided such modifications do not increase the Rent, materially increase the obligations, or materially and adversely affect the rights, of Tenant under this Lease.

Section 9.3 Tenant's Termination Right. As long as any Superior Lease or Mortgage exists, Tenant shall not seek to terminate this Lease by reason of any act or omission of Landlord until (a) Tenant shall have given notice of such act or omission to all Lessors and/or Mortgagees, and (b) a reasonable period of time shall have elapsed following the giving of notice of such default and the expiration of any applicable notice or grace periods (unless such act or omission is not capable of being remedied within a reasonable period of time), during which period such Lessors and/or Mortgagees shall have the right, but not the obligation, to remedy such act or omission and thereafter diligently proceed to so remedy such act or obligation. If any Lessor or Mortgagee elects to remedy such act or omission of Landlord, Tenant shall not seek to terminate this Lease so long as such Lessor or Mortgagee is proceeding with reasonable diligence to effect such remedy.

Section 9.4 Provisions. The provisions of this Article 9 shall (a) inure to the benefit of Landlord, any future owner of the Building or the Real Property, Lessor or Mortgagee and any sublessor thereof and (b) apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of any such Superior Lease or Mortgage.


                                   ARTICLE 10

                                    SERVICES

Section 10.1 Electricity. Subject to any Requirements or any public utility rules or regulations governing energy consumption, Landlord shall make or cause to be made, customary arrangements with utility companies and/or public service companies to furnish electric current to the Premises for Tenant's use in accordance with the Design Standards. If Landlord reasonably determines by the use of an electrical consumption survey or by other reasonable means that Tenant is using electric current (including overhead fluorescent fixtures) in excess of
 .60 kilowatt hours per square foot of usable area in the Premises per month, as determined on an annualized basis ("Excess Electrical Usage"), then Landlord shall have the right to charge Tenant an amount equal to Landlord's reasonable estimate of Tenant's Excess Electrical Usage, and shall have the further right to install an electric current meter, sub-meter or check meter in the Premises (a "Meter") to measure the amount of electric current consumed in the Premises. The cost of such Meter special conduits, wiring and panels needed in connection therewith and the installation, maintenance and repair thereof shall be paid by Tenant. Tenant shall pay to Landlord, from time to time, but no more frequently than monthly, for its Excess Electrical Usage at the Premises. The rate to be paid by Tenant for submetered electricity shall not exceed the amount paid by Landlord to the supplier of such service, together with any taxes or other charges in connection therewith. If Tenant so requests, Tenant shall have the right to install, at its sole cost and expense, meters on each floor of the Premises to measure Tenant's electrical consumption within the Premises and, in such event, Tenant shall pay Landlord monthly for the cost of electricity consumed within the Premises and Landlord shall exclude from Operating Expenses the cost of electricity so consumed within the leased premises of other tenants of the Building.

Section 10.2 Excess Electricity. Tenant shall at all times comply with the rules and regulations of the utility company supplying electricity to the Building. Tenant shall not use any electrical equipment which, in Landlord's reasonable judgment, would exceed the capacity of the electrical equipment serving the Premises. If Landlord determines that Tenant's electrical requirements necessitate installation of any additional risers, feeders or other electrical distribution equipment (collectively, "Electrical Equipment"), or if Tenant provides Landlord with evidence reasonably satisfactory to Landlord of Tenant's need for excess electricity and requests that additional Electrical Equipment be installed, Landlord shall, at Tenant's expense, install such additional
Electrical Equipment, provided that Landlord, in its sole judgment, determines that (a) such installation is practicable and necessary, (b) such additional Electrical Equipment is permissible under applicable Requirements, and (c) the installation of such Electrical Equipment will not cause permanent damage to the Building or the Premises, cause or create a hazardous condition, entail excessive or unreasonable alterations, interfere with or limit electrical usage by other tenants or occupants of the Building or exceed the limits of the switchgear or other facilities serving the Building, or require power in excess of that available from the utility company serving the Building. Any costs incurred by Landlord in connection therewith shall be paid by Tenant within 10 days after the rendition of a bill therefor.

Section 10.3 Elevators. Landlord shall provide passenger and freight elevator service to the Premises 24 hours per day, 7 days per week; provided, however, Landlord may limit elevator service during times other than Ordinary Business Hours.

Section 10.4 Heating. Ventilation and Air Conditioning. Landlord shall furnish to the Premises heating, ventilation and air-conditioning ("HVAC") in accordance with the Design Standards set forth in Exhibit D during Ordinary Business Hours. Landlord shall have access to all air-cooling, fan, ventilating and machine rooms and electrical closets and all other mechanical installations of Landlord (collectively, "Mechanical Installations"), and Tenant shall not construct partitions or other obstructions which may interfere with Landlord's access thereto or the moving of Landlord's equipment to and from the Mechanical
Installations. No Tenant Party shall at any time enter the Mechanical Installations or tamper with, adjust, or otherwise affect such Mechanical Installations. Landlord shall not be responsible if the HVAC System fails to provide cooled or heated air, as the case may be, to the Premises in accordance with the Design Standards by reason of (i) any equipment installed by, for or on behalf of Tenant, which has an electrical load in excess of the average electrical load and human occupancy factors for the HVAC System as designed, or
(ii) any rearrangement of partitioning or other Alterations made or performed by, for or on behalf of Tenant. Tenant shall cooperate with Landlord and shall abide by the rules and regulations which Landlord may reasonably prescribe for the proper functioning and protection of the HVAC System.

Section 10.5 Overtime Freight Elevators and HVAC. The Fixed Rent does not include any charge to Tenant for the furnishing of any freight elevator service or HVAC to the Premises during any periods other than Ordinary Business Hours ("Overtime Periods"). If Tenant desires any such services during Overtime Periods, Tenant shall deliver notice to the Building office requesting such services at least 24 hours prior to the time Tenant requests such services to be provided; provided, however, that Landlord shall use reasonable efforts to arrange such service on such shorter notice as Tenant shall provide. If Landlord furnishes freight elevator or HVAC service during Overtime Periods, Tenant shall pay to Landlord the cost thereof at the then established rates for such services in the Building.

Section 10.6 Cleaning. Landlord shall cause the Premises (excluding any portions thereof used for the storage, preparation, service or consumption of food or beverages) to be cleaned, substantially in accordance with the standards set forth in Exhibit E. Any areas of the Premises requiring additional cleaning such as areas used for preparation or consumption of food, private bathrooms, computer rooms, mail rooms and trading floors shall be cleaned, at Tenant's expense, by Landlord's cleaning contractor, at rates which shall be competitive with rates of other cleaning contractors providing comparable services to Comparable Buildings. Landlord's cleaning contractor and its employees shall have access to the Premises at all times except during Ordinary Business Hours.

Section 10.7 Water. Landlord shall provide water in the core lavatories on each floor of the Building. If Tenant requires water for any additional purposes, Tenant shall pay for the cost of bringing water to the Premises and Landlord may install a meter to measure the water. Tenant shall pay the cost of such installation, and for all maintenance, repairs and replacements thereto, and for the reasonable charges of Landlord for the water consumed.

Section 10.8 Refuse Removal. Landlord shall provide refuse removal services at the Building. Tenant shall pay to Landlord, within 10 Business Days after delivery of an invoice therefor, Landlord's reasonable charge for such removal to the extent that the refuse generated by Tenant exceeds the refuse customarily generated by general office tenants. Tenant shall not dispose of any refuse in the Common Areas, and if Tenant does so, Tenant shall be liable for Landlord's reasonable charge for such removal.

Section 10.9 Directory. The lobby shall contain a computerized directory wherein the Building's tenants shall be listed with a capacity for up to 25 listings per floor for Tenant and others permitted to occupy the Premises hereunder. Tenant shall be entitled to a proportionate share of such listings, based on the rentable square footage of the Premises. From time to time, but not more frequently than monthly, Landlord shall reprogram the computerized directory to reflect such changes in the listings therein as Tenant shall request.

Section 10.10 Service Interruptions. Landlord reserves the right to suspend any service when necessary, by reason of Unavoidable Delays, accidents or emergencies, or for Restorative Work which, in Landlord's reasonable judgment, are necessary or appropriate until such Unavoidable Delay, accident or emergency shall cease or such Restorative Work is completed and Landlord shall not be liable for any interruption, curtailment or failure to supply services. Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises as a result of any such failure, defect or interruption of, or change in the supply, character and/or quantity of, electrical service and to restore any such services, remedy such situation and minimize any interference with Tenant's business. Subject to Section 6.3, the exercise of any such right or the occurrence of any such failure by Landlord shall not constitute an actual or constructive eviction, in whole or in part, entitle Tenant to any compensation, abatement or diminution of Rent, relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord by reason of inconvenience to Tenant, or interruption of Tenant's business, or otherwise. Landlord shall not be liable in any way to Tenant for any failure, defect or interruption of, or change in the supply, character and/or quantity of, electrical service furnished to the Premises for any reason except if attributable to the gross negligence or willful misconduct of Landlord or its agents or contractors.

                                   ARTICLE 11

                       INSURANCE; PROPERTY LOSS OR DAMAGE

Section 11.1 Tenant's Insurance. (a) Tenant, at its expense, shall obtain and keep in full force and effect during the Term:

               (i) a policy of commercial general liability insurance on an occurrence basis against claims for personal injury, death and/or property damage occurring in or about the Real Property, under which Tenant is named as the insured and Landlord, Landlord's Agent and any Lessors and any Mortgagees whose names have been furnished to Tenant are named as additional insureds (the "Insured Parties"). Such insurance shall provide primary coverage without contribution from any other insurance carried by or for the benefit of the Insured Parties, and Tenant shall obtain blanket broad-form contractual liability coverage to insure its indemnity obligations set forth in Article 26. The minimum limits of liability shall be a combined single limit with respect to each occurrence in an amount of not less than $5,000,000; provided, however, that Landlord shall retain the right to require Tenant to increase such coverage on no more than two occasions during the initial Term of this Lease to that amount of insurance which in Landlord's reasonable judgment is then being customarily required by landlords for similar office space in Comparable Buildings. The deductible or self insured retention for such policy shall not exceed $10,000;

               (ii) insurance against loss or damage by fire, and such other risks and hazards as are insurable under then available standard forms of "all risk" property insurance policies with extended coverage, insuring Tenant's Property and all Alterations and improvements to the Premises (including the initial installations) to the extent such Alterations and improvements exceed the cost of the improvements typically performed in connection with the initial occupancy of tenants in the Building ("Building Standard Installations"), for the full insurable value thereof or replacement cost thereof, having a deductible amount, if any not in excess of $25,000;

               (iii) during the performance of any Alteration, until completion thereof, Builder's Risk insurance on an "all risk" basis and on a completed value form including a Permission to Complete and Occupy endorsement, for full replacement value covering the interest of Landlord and Tenant (and their respective contractors and subcontractors) in all work incorporated in the Building and all materials and equipment in or about the Premises;

               (iv) Workers' Compensation Insurance, as required by law;

               (v) Business Interruption Insurance; and

               (vi) such other insurance in such amounts as the Insured Parties may reasonably require from time to time.

          (b) All insurance required to be carried by Tenant (i) shall contain a provision that (x) no act or omission of Tenant shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained, and
(y) shall be noncancellable and/or no material change in coverage shall be made thereto unless the Insured Parties receive 30 days' prior notice of the same, by certified mail, return receipt requested, and (ii) shall be effected under valid and enforceable policies issued by reputable insurers permitted to do business in the State of California and rated in Best's Insurance Guide, or any successor thereto as having a "Best's Rating" of "A-" and a "Financial Size Category" of at least "X" or, if such ratings are not then in effect, the equivalent thereof or such other financial rating as Landlord may at any time consider appropriate.


          (c) On or prior to the Commencement Date, Tenant shall deliver to Landlord appropriate policies of insurance, including evidence of waivers of subrogation required to be carried pursuant to this Article 11 (the "Policies"). Evidence of each renewal or replacement of the Policies shall be delivered by Tenant to Landlord at least 10 days prior to the expiration of the Policies. In lieu of the Policies, Tenant may deliver to Landlord a certification from Tenant's insurance company (on the form currently designated "Acord 27", or the equivalent) which shall be binding on Tenant's insurance company, and which shall expressly provide that such certification (i) conveys to the Insured Parties all the rights and privileges afforded under the Policies as primary insurance, and (ii) contains an unconditional obligation of the insurance company to advise all Insured Parties in writing by certified mail, return receipt requested, at least 30 days in advance of any termination or change to the Policies that would affect the interest of any of the Insured Parties.

Section 11.2 Landlord's Insurance. Landlord shall, from and after the Effective Date and until the Expiration Date, maintain in effect the following insurance:
(i) fire and "all risk" insurance providing coverage in the event of fire, vandalism, malicious mischief and all other risks normally covered by "all risk" policies in the area of the Building, covering the Building (excluding the property required to be insured by Tenant pursuant to Section 11.1) in an amount not less than 95% of the full replacement value (less commercially reasonable deductibles which as of the Effective Date is $25,000.00 but is subject to periodic change over the Term) of the Building excluding foundations, footings and other below-grade structural elements; and (ii) commercial general liability insurance or the equivalent in the amount of at least $5,000,000.00, against claims of bodily injury, personal injury or property damage arising out of Landlord's operations, assumed liabilities, contractual liabilities, or use of the Building and Common Areas. Such insurance may be carried under blanket or umbrella insurance policies. Upon written request from Tenant, but no more than one time during any calendar year, Landlord shall provide Tenant with evidence that Landlord is carrying the insurance Landlord is required to maintain pursuant to this Section 11.2.

Section 11.3 Waiver of Subrogation. Landlord and Tenant shall each procure an appropriate clause in or endorsement to any property insurance covering the Real Property and personal property, fixtures and equipment located therein, wherein the insurer waives subrogation or consents to a waiver of right of recovery, and notwithstanding anything to the contrary in this Lease Landlord and Tenant hereby release and waive all claims against the other for any loss or damage to its property or the property of others resulting from fire or other hazards to the extent covered by such property insurance or would normally be covered by standard "all risk" property insurance; provided, however, that the release, discharge, exoneration and covenant not to sue contained herein shall be limited by and be coextensive with the terms and provisions of the waiver of subrogation or waiver of right of recovery. Tenant acknowledges that Landlord shall not carry insurance on, and shall not be responsible for, (i) damage to any Above Building Standard Installations, (ii) Tenant's Property, and (iii) any loss suffered by Tenant due to interruption of Tenant's business.

Section 11.4 Restoration. (a) If the Premises are damaged by fire or other casualty, or if the Building is damaged such that Tenant is deprived of reasonable access to the Premises, the damage shall be repaired by Landlord, to substantially the condition of the Premises prior to the damage, subject to the provisions of any Mortgage or Superior Lease, but Landlord shall have no obligation to repair or restore (i) Tenant's Property or (ii) except as provided in Section 11.3(b), any Above Building Standard Installations. So long as Tenant is not in default beyond applicable grace or notice provisions in the payment or performance of its obligations under this Section 11.3, and provided Tenant timely delivers to Landlord either Tenant's Restoration Payment (as hereinafter defined) or the Restoration Security (as hereinafter defined) or Tenant expressly waives any obligation of Landlord to repair or restore any of Tenant's Above Building Standard Installations, then until the restoration of the Premises is Substantially Completed or would have been Substantially Completed but for Tenant Delay, Fixed Rent, Tenant's Tax Payment and Tenant's Operating Payment shall be reduced in the proportion by which the area of the part of the Premises which is not usable (or accessible ) and is not used by Tenant bears to the total area of the Premises.

          (b) As a condition  precedent to  Landlord's  obligation  to repair or restore any Above Building Standard Installations, Tenant shall (i) pay to Landlord upon demand a sum ("Tenant's Restoration Payment") equal to the amount, if any, by which (A) the cost, as estimated by a reputable independent contractor designated by Landlord, of repairing and restoring all Alterations and Initial Installations in the Premises to their condition prior to the damage, exceeds (B) the cost of restoring the Premises with Building Standard Installations, or (ii) furnish to Landlord security (the "Restoration Security") in form and amount reasonably acceptable to Landlord to secure Tenant's obligation to pay all costs in excess of restoring the Premises with Building Standard Installations. If Tenant shall fail to deliver to Landlord either (1) Tenant's Restoration Payment or the Restoration Security, as applicable, or (2) a waiver by Tenant, in form satisfactory to Landlord, of all of Landlord's obligations to repair or restore any of the Above Building Standard Installations, in either case within 15 days after Landlord's demand therefor, Landlord shall have no obligation to restore any Above Building Standard Installations and Tenant's abatement of Fixed Rent, Tenant's Tax Payment and Tenant's Operating Payment shall cease when the restoration of the Premises (other than any Above Building Standard Installations) is Substantially Complete.

Section 11.5 Landlord's Termination Right. Notwithstanding anything to the contrary contained in Section 11.3, if the Premises are totally damaged or are rendered wholly untenantable, or if the Building shall be so damaged that, in Landlord's reasonable opinion, substantial alteration, demolition, or reconstruction of the Building shall be required (whether or not the Premises are so damaged or rendered untenantable) and the estimated period for the repair or restoration of the Premises or the Building set forth in the Restoration Notice (as hereinafter defined) is more than 12 months from the date of such damage or (ii) under the provisions of any Mortgage or Superior Lease, Landlord shall be unable so to restore the Premises or Tenant's reasonable access to the Premises, then in such event, Landlord may, not later than 60 days following the date of the damage, terminate this Lease by notice to Tenant, provided that if the Premises are not damaged, Landlord may not terminate this Lease unless Landlord similarly terminates the leases of other tenants in the Building aggregating at least 75% of the portion of the Building occupied for office purposes immediately prior to such damage. If this Lease is so terminated, (a) the Term shall expire upon the 30th day after such notice is given, (b) Tenant shall vacate the Premises and surrender the same to Landlord, (c) Tenant's liability for Rent shall cease as of the date of the damage, and (d) any prepaid Rent for any period after the date of the damage shall be refunded by Landlord to Tenant.

Section 11.6 Tenant's Termination Right. If the Premises are totally damaged and are thereby rendered wholly untenantable, or if the Building shall be so damaged that Tenant is deprived of reasonable access to the Premises, and if Landlord elects to restore the Premises, Landlord shall, within 60 days following the date of the damage, cause a contractor or architect selected by Landlord to give notice (the "Restoration Notice") to Tenant of the date by which such contractor or architect estimates the restoration of the Premises (excluding any Above Building Standard Installations) shall be Substantially Completed. If (i) such date, as set forth in the Restoration Notice, is more than 12 months from the date of such damage and if Landlord has not elected to terminate this Lease pursuant to Section 11.4, then Tenant shall have the right to terminate this Lease by giving notice to Landlord not later than 30 days following delivery of the Restoration Notice to Tenant, or (ii) Landlord elects not to terminate this Lease pursuant to Section 11.4, but fails to Substantially Complete the repair or restoration of the Premises or the Building, as applicable, within 12 months from the date of damage or destruction, Tenant, upon not less than 30 days' prior written notice, may elect to terminate this Lease (either such notice in (i) or (ii), a "Termination Notice"). If Tenant delivers a Termination Notice, unless, with respect to a Termination Notice delivered pursuant to clause (ii) of the preceding sentence, Landlord within such 30-day period Substantially Completes such repair or restoration, this Lease shall be deemed to have terminated as of the date of the giving of the Termination Notice, in the manner set forth in the second sentence of Section 11.4.

Section 11.7 Final 12 Months.  Notwithstanding  anything to the contrary in this
Article 11, if any damage during the final 12 months of the Term (including extensions thereof) renders the Premises wholly untenantable, either Landlord or Tenant may terminate this Lease by notice to the other party within 30 days after the occurrence of such damage and this Lease shall expire on the 30th day after the date of such notice. For purposes of this Section 11.6, the Premises shall be deemed wholly untenantable if Tenant shall be precluded from using more than 50% of the Premises for the conduct of its business and Tenant's inability to so use the Premises is reasonably expected to continue for more than 90 days.

Section 11.8 Landlord's Liability. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor its agents shall be liable for any damage to such property, or for the loss of or damage to any property of Tenant by theft or otherwise. None of the Insured Parties shall be liable for any injury or damage to persons or property or interruption of Tenant's business resulting from fire or other casualty, any damage caused by other tenants or persons in the Building or Garage or by construction of any private, public or quasi-public work, or any latent defect in the Premises or in the Building or Garage (except that Landlord shall be required to repair the same to the extent provided in Article 5). No penalty shall accrue for delays which may arise by reason of adjustment of fire insurance on the part of Landlord or Tenant, or for any Unavoidable Delays arising from any repair or restoration of any portion of the Real Property, provided that Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises during the performance of any such repair or restoration.

                                   ARTICLE 12

                                 EMINENT DOMAIN

Section 12.1  Taking.

(a) Total Taking. If all or substantially all of the Real Property, the Building or the Premises shall be acquired or condemned for any public or quasi-public purpose (a "Taking"), this Lease shall terminate and the Term shall end as of the date of the vesting of title and Rent shall be prorated and adjusted as of such date.

(b) Partial Taking. Upon a Taking of only a part of the Real Property, the Building or the Premises then, except as hereinafter provided in this Article 12, this Lease shall continue in full force and effect, provided that from and after the date of the vesting of title, Fixed Rent and Tenant's Proportionate Share shall be modified to reflect the reduction of the Premises and/or the Building as a result of such Taking.

(c) Landlord's Termination Right. Whether or not the Premises are affected, Landlord may, by notice to Tenant, within 60 days following the date upon which Landlord receives notice of the Taking of all or a portion of the Real Property, the Building or the Premises, terminate this Lease, provided that Landlord elects to terminate leases (including this Lease) affecting at least 75% of the rentable area of the Building.

(d) Tenant's Termination Right. If the part of the Real Property so Taken contains more than 20% of the total area of the Premises occupied by Tenant immediately prior to such Taking, or if, by reason of such Taking, Tenant no longer has reasonable means of access to the Premises or Tenant's use of the Premises is materially and adversely affected thereby, Tenant may terminate this Lease by notice to Landlord given within 30 days following the date upon which Tenant is given notice of such Taking. If Tenant so notifies Landlord, this Lease shall end and expire upon the 30th day following the giving of such notice. If a part of the Premises shall be so Taken and this Lease is not terminated in accordance with this Section 12.1 Landlord, without being required to spend more than it collects as an award, shall, subject to the provisions of any Mortgage or Superior Lease, restore that part of the Premises not so Taken to a self-contained rental unit substantially equivalent (with respect to character, quality, appearance and services) to that which existed immediately prior to such Taking, excluding Tenant's Property and any Above Building Standard Installations.

(e) Apportionment of Rent. Upon any termination of this Lease pursuant to the provisions of this Article 12, Rent shall be apportioned as of, and shall be paid or refunded up to and including, the date of such termination.

Section 12.2 Awards. Upon any Taking, Landlord shall receive the entire award for any such Taking, and Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term or Tenant's Alterations; and Tenant hereby assigns to Landlord all of its right in and to such award. Nothing contained in this Article 12 shall be deemed to prevent Tenant from making a separate claim in any condemnation proceedings for the then value of any Tenant's Property or Alterations or Initial Installations paid for by Tenant included in such Taking and for any moving expenses, provided any such award is in addition to, and does not result in a reduction of, the award made to Landlord.

Section 12.3 Temporary Taking. If all or any part of the Premises is Taken temporarily during the Term for any public or quasi-public use or purpose, Tenant shall give prompt notice to Landlord and the Term shall not be reduced or affected in any way and Tenant shall continue to pay all Rent payable by Tenant without reduction or abatement and to perform all of its other obligations under this Lease, except to the extent prevented from doing so by the condemning authority, and Tenant shall be entitled to receive any award or payment from the condemning authority for such use, which shall be received, held and applied by Tenant as a trust fund for payment of the Rent falling due.

                                   ARTICLE 13

                            ASSIGNMENT AND SUBLETTING

Section 13.1  Consent Requirements.

(a) No Assignment or Subletting. Except as expressly set forth herein, Tenant shall not assign, mortgage, pledge, encumber, or otherwise transfer this Lease, whether by operation of law or otherwise, and shall not sublet, or permit, or suffer the Premises or any part thereof to be used or occupied by others (whether for desk space, mailing privileges or otherwise), without Landlord's prior consent in each instance. Any assignment, sublease, mortgage, pledge, encumbrance or transfer in contravention of the provisions of this Article 13 shall be void and shall constitute an Event of Default.

(b) Collection of Rent. If, without  Landlord's consent when required under this
Article 13, this Lease is assigned, or any part of the Premises is sublet or occupied by anyone other than Tenant or this Lease is encumbered (by operation of law or otherwise), Landlord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent herein reserved. No such collection shall be deemed a waiver of the provisions of this Article 13, an acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the performance of Tenant's covenants hereunder, and in all cases Tenant shall remain fully liable for its obligations under this Lease.

(c) Further Assignment/Subletting. Landlord's consent to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's consent to any further assignment or subletting. Except for a person or entity who acquired an interest in the Premises directly from the initial Tenant named herein, no subtenant shall be permitted subtenant assign or encumber its sublease or further sublet any portion of its sublet space, or otherwise suffer or permit any portion of the sublet space to be used or occupied by others.

Section 13.2 Tenant's Notice. If Tenant desires to assign this Lease or sublet all or any portion of the Premises other than to a Permitted Transferee in a transaction for which Landlord's consent is required hereunder, Tenant shall give notice thereof to Landlord, which shall be accompanied by (a) with respect to an assignment of this Lease, the date Tenant desires the assignment to be effective, and (b) with respect to a sublet of all or a part of the Premises, a description of the portion of the Premises to be sublet. Such notice shall be deemed an offer from Tenant to Landlord of the right, at Landlord's option, (1) with respect to a sublease for a term expiring no earlier than 6 months prior to the Expiration Date, to terminate this Lease with respect to such space as Tenant proposes to sublease (the "Partial Space"), upon the terms and conditions hereinafter set forth, or (2) if the proposed transaction is an assignment of this Lease, to terminate this Lease. Such option may be exercised by notice from Landlord to Tenant within 30 days after delivery of Tenant's notice. If Landlord exercises its option to terminate all or a portion of this Lease, (a) this Lease shall end and expire with respect to all or a portion of the Premises, as the case may be, on the date that such assignment or sublease was to commence, (b) Rent shall be apportioned, paid or refunded as of such date, (c) the amount of the Security Deposit shall be reduced to an amount equal to the product of (x) the amount of the Security Deposit and (y) a ratio, the numerator of which is the number of rentable square feet in the remaining portion of the Premises and the denominator of which is the number of rentable square feet in the Premises immediately prior to Landlord's exercise of such option, (d) Tenant, upon Landlord's request, shall enter into an amendment of this Lease ratifying and confirming such total or partial termination, and setting forth any appropriate modifications to the terms and provisions hereof, and (e) Landlord shall be free to lease the Premises (or any part thereof) to Tenant's prospective assignee or subtenant. If Landlord exercises such option, Landlord shall pay all costs to make the Partial Space a self-contained rental unit.

Section 13.3 Conditions to Assignment/Subletting. (a) (a) If Landlord does not exercise its termination option provided under Section 13.2, and provided that no Event of Default then exists, Landlord's consent to the proposed assignment or subletting shall not be unreasonably withheld or delayed. Such consent shall be granted or denied within 20 days after delivery to Landlord of (i) a true and complete statement reasonably detailing the identity of the proposed assignee or subtenant ("Transferee"), the nature of its business and its proposed use of the Premises, (ii) current financial information with respect to the Transferee, including its most recent financial statements, and (iii) any other information Landlord may reasonably request, provided that:

(A) in Landlord's reasonable judgment, the Transferee is engaged in a business or activity, and the Premises will be used in a manner, which (1) is in keeping with the then standards of the Building, (2) is for the Permitted Uses, and (3) does not violate any restrictions set forth in this Lease, any Mortgage or Superior Lease or any negative covenant as to use of the Premises required by any other lease in the Building;

(B) the Transferee is reputable with sufficient financial means to perform all of its obligations under this Lease or the sublease, as the case may be;

(C) the Transferee is not a person or entity (or affiliate of a person or entity) with whom Landlord is then or has been within the prior 6 months negotiating in connection with the rental of space in the Building;

(D) there shall be not more than 3 subtenants in each floor of the Premises;

(E) the aggregate consideration to be paid by the Transferee under the terms of the proposed sublease shall not be less than 90% of the fixed rent at which Landlord is then offering to lease other space in the Building (the "Market Sub-rent") determined as though the Premises were vacant and taking into account (1) the length of the term of the proposed sublease, (2) any rent concessions granted to Transferee, and
         (3) the cost of any Alterations being performed for the Transferee; provided, however, that if after a period of 60 days Tenant is unable to consummate a sublease transaction for an amount at least equal to the Market Subrent; then for the first 30 days thereafter Tenant may advertise the Space at a rental rate no less than eighty percent (80%) of the Market Subrent, for the next 30 days at seventy percent (70%) of the Market Subrent and thereafter at such other rental rate as Tenant may determine;

(F) Tenant shall, upon demand, reimburse Landlord for all reasonable expenses incurred by Landlord in connection with such assignment or sublease, including any investigations as to the acceptability of the Transferee and all legal costs reasonably incurred in connection with the granting of any requested consent, which investigation and legal costs shall not exceed the aggregate amount of $2,500 ("Expense Limit"); provided, however, that such Expense Limit shall not apply to any assignment or sublease in connection with the bankruptcy or reorganization of Tenant or that involves an amendment to this Lease, and all costs reasonably incurred in reviewing any plans and specifications for Alterations proposed to be made in connection therewith;

(G)      Subject  to  (F)  above,   Tenant  shall  not  publicly  advertise  the
         availability of the Premises at a rental rate less than the Market Sub-rent; and

(H) the Transferee shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity, regardless of whether the Transferee agrees to waive such diplomatic or sovereign immunity, and shall be subject to the service of process in, and the jurisdiction of the courts of, the County of Santa Clara and State of California.

Within 15 days after Landlord's receipt of Tenant's notice, Landlord shall give written notice to Tenant of consent to the proposed transfer, or specify in writing and with reasonable particularly the basis for withholding its consent. If Landlord fails to so advise Tenant prior to the expiration of such 15-day period, Tenant shall deliver a second notice to Landlord, stating in bold type on the front page thereof "URGENT -- DELAY NOTICE" and if Landlord fails to respond within 5 days thereafter, Landlord's consent shall be deemed granted.

(b) With respect to each and every subletting and/or assignment approved by Landlord under the provisions of this Lease:

          (i) the form of the proposed assignment or sublease shall be reasonably satisfactory to Landlord;

          (ii) no sublease shall be for a term ending later than one day prior to the Expiration Date;

          (iii) no Transferee shall take possession of any part of the Premises, until an executed counterpart of such sublease or assignment has been delivered to Landlord and approved by Landlord as provided in Section 13.3(a);

          (iv) if an Event of Default occurs prior to the effective date of such assignment or subletting and be continuing yet uncured on the date that would otherwise be such effective date, then Landlord's consent thereto, if previously granted, shall be immediately deemed revoked without further notice to Tenant, and any such assignment or subletting deemed unconsented shall constitute a further Event of Default hereunder; and

          (v) each sublease shall be subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate; and Tenant and each Transferee shall be deemed to have agreed that upon the occurrence and during the continuation of an Event of Default hereunder, Tenant has hereby assigned to Landlord, and Landlord may, at its option, accept such assignment of, all right, title and interest of Tenant as sublandlord under such sublease, together with all modifications, extensions and renewals thereof then in effect and such Transferee shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be (A) liable for any previous act or omission of Tenant under such sublease,
(B) subject to any counterclaim, offset or defense not expressly provided in such sublease, which theretofore accrued to such Transferee against Tenant, (C) bound by any previous modification of such sublease not consented to by Landlord or by any prepayment of more than one month's rent, (D) bound to return such Transferee's security deposit, if any, except to the extent Landlord shall receive actual possession of such deposit and such Transferee shall be entitled to the return of all or any portion of such deposit under the terms of its sublease, or (E) obligated to make any payment to or on behalf of such Transferee, or to perform any work in the subleased space or the Building, or in any way to prepare the subleased space for occupancy, beyond Landlord's obligations under this Lease. The provisions of this Section 13.3(b)(v) shall be self-operative, and no further instrument shall be required to give effect to this provision, provided that the Transferee shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such subordination and attornment.

Section 13.4 Binding on Tenant; Indemnification of Landlord. Notwithstanding any assignment or subletting or any acceptance of rent by Landlord from any Transferee, Tenant shall remain fully liable for the payment of all Rent due and for the performance of all the covenants, terms and conditions contained in this Lease on Tenant's part to be observed and performed, and any default under any term, covenant or condition of this Lease by any Transferee or anyone claiming under or through any Transferee shall be deemed to be a default under this Lease by Tenant. Except for claims for personal injury or property damage caused by the gross negligence or willful misconduct of Landlord or its employees or agents, Tenant shall indemnify, defend, protect and hold harmless Landlord from and against any and all Losses resulting from any claims that may be made against Landlord by the Transferee or anyone claiming under or through any Transferee or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease, irrespective of whether Landlord shall give or decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise any of its options under this Article 13.

Section 13.5 Tenant's Failure to Complete. If Landlord consents to a proposed assignment or sublease and Tenant fails to execute and deliver to Landlord such assignment or sublease within 90 days after the giving of such consent, then Tenant shall again comply with all of the provisions and conditions of Section
13.2 before  assigning  this Lease or  subletting  all or part of the  Premises.

Section 13.6 Profits. If Tenant enters into any assignment or sublease permitted hereunder or consented to by Landlord, Tenant shall, within 60 days of Landlord's consent to such assignment or sublease, deliver to Landlord a list of Tenant's reasonable third-party brokerage fees, legal fees and architectural fees paid or to be paid in connection with such transaction and any actual costs incurred by Tenant in separately demising and otherwise improving for the transferee the subleased space (collectively, "Transaction Costs"), together with a list of all of Tenant's Property to be transferred to such Transferee. The Transaction Costs shall be amortized, on a straight-line basis, over the term of any sublease. Tenant shall deliver to Landlord evidence of the payment of such Transaction Costs promptly after the same are paid. In consideration of such assignment or subletting, Tenant shall pay to Landlord:

(a) In the case of an assignment, on the effective date of the assignment, 50% of all sums and other consideration paid to Tenant by the Transferee for or by reason of such assignment (including sums paid for the sale or rental of Tenant's Property, less, in the case of a sale thereof, the then fair market value, or in the case of the rental thereof, the then fair rental value thereof, as reasonably determined by Landlord) after first deducting the Transaction Costs; or

(b) In the case of a sublease, 50% of any consideration payable under the sublease to Tenant by the Transferee which exceeds on a per square foot basis the Fixed Rent accruing during the term of the sublease in respect of the subleased space (together with any sums paid for the sale or rental of Tenant's Property, less, in the case of the sale thereof, the then fair market value, or in the case of the rental thereof, the then fair rental value thereof, as reasonably determined by Landlord) after first deducting the monthly amortized amount of Transaction Costs. The sums payable under this clause shall be paid by Tenant to Landlord monthly as and when paid by the subtenant to Tenant.

Section 13.7  Transfers.

(a) Related Entities. If Tenant is a corporation, the transfer (by one or more transfers) of a majority of the stock of Tenant shall be deemed a voluntary assignment of this Lease; provided, however, that the provisions of this Article 13 shall not apply to the transfer of shares of stock of Tenant if and so long as Tenant is publicly traded on a nationally recognized stock exchange. For purposes of this Section 13.7 the term "transfers" shall be deemed to include the issuance of new stock which results in a majority of the stock of Tenant being held by a person or entity which does not hold a majority of the stock of Tenant on the Effective Date. If Tenant is a limited liability company, partnership, trust, or any other legal entity, the transfer (by one or more transfers) of a majority of the beneficial ownership interests in such entity, however characterized, shall be deemed a voluntary assignment of this Lease. The provisions of Sections 13.1 and 13.6 shall not apply to transactions with a corporation into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred (each, a "Permitted Transferee") so long as (i) such transfer was made for a legitimate independent business purpose and not for the purpose of transferring this Lease, (ii) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the net worth of Tenant immediately prior to such merger, consolidation or transfer, and (iii) proof satisfactory to Landlord of such net worth is delivered to Landlord no later than 10 days after the effective date of any such transaction. Section 13.6 or the termination right as provided in Section 13.2 shall not apply to any of the foregoing transfers whether or not the foregoing net worth text is satisfied. Tenant may also, upon prior notice to Landlord, permit any corporation or other business entity which controls, is controlled by, or is under common control with the original Tenant (a "Related Corporation") to sublet all or part of the Premises for the Permitted Uses, provided the Related Corporation is in Landlord's reasonable judgment of a character and engaged in a business which is in keeping with the standards for the Building and for so long as such entity remains a Related Corporation. Such sublease shall not be deemed to vest in any such Related Corporation any right or interest in this Lease nor shall it relieve, release, impair or discharge any of Tenant's obligations hereunder. For the purposes hereof, "control" shall be deemed to mean ownership of not less than 50% of all of the voting stock of such corporation or not less than 50% of all of the legal and equitable interest in any other business entity if Tenant is not a corporation. Notwithstanding the foregoing, Tenant shall have no right to assign this Lease or sublease all or any portion of the Premises without Landlord's consent pursuant to this Section 13.7 if Tenant is not the initial Tenant herein named or a person or entity who acquired Tenant's interest in this Lease in a transaction approved by Landlord.

(b) Applicability. The limitations set forth in this Section 13.7 shall apply to Transferee(s) and guarantor(s) of this Lease, if any, and any transfer by any such entity in violation of this Section 13.7 shall be a transfer in violation of Section 13.1.

(c) Modifications, Takeover Agreements. Any modification, amendment or extension of a sublease and/or any other agreement by which a landlord of a building other than the Building agrees to assume the obligations of Tenant under this Lease shall be deemed a sublease for the purposes of Section 13.1 hereof.

Section 13.8 Assumption of Obligations. No assignment or transfer shall be effective unless and until the Transferee executes, acknowledges and delivers to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee (a) assumes Tenant's obligations under this Lease and (b) agrees that, notwithstanding such assignment or transfer, the provisions of
Section 13.1 hereof shall be binding upon it in respect of all future assignments and transfers.

Section 13.9 Tenant's Liability. The joint and several liability of Tenant and any successors-in-interest of Tenant and the due performance of Tenant's obligations under this Lease shall not be discharged, released or impaired by any agreement or stipulation made by Landlord, or any grantee or assignee of Landlord, extending the time, or modifying any of the terms and provisions of this Lease, or by any waiver or failure of Landlord, or any grantee or assignee of Landlord, to enforce any of the terms and provisions of this Lease.

Section 13.10 Listings in Building Directory. The listing of any name other than that of Tenant on the doors of the Premises, the Building directory or elsewhere shall not vest any right or interest in this Lease or in the Premises, nor be deemed to constitute Landlord's consent to any assignment or transfer of this Lease or to any sublease of the Premises or to the use or occupancy thereof by others. Any such listing shall constitute a privilege revocable in Landlord's reasonable discretion by notice to Tenant.

Section 13.11 Lease Disaffirmance or Rejection. If at any time after an assignment by Tenant named herein, this Lease is not affirmed or is rejected in any bankruptcy proceeding or any similar proceeding, or upon a termination of this Lease due to any such proceeding, Tenant named herein, upon request of Landlord given after such disaffirmance, rejection or termination (and actual notice thereof to Landlord in the event of a disaffirmance or rejection or in the event of termination other than by act of Landlord), shall (a) pay to Landlord all Rent and other charges due and owing by the assignee to Landlord under this Lease to and including the date of such disaffirmance, rejection or termination, and (b) as "tenant," enter into a new lease of the Premises with Landlord for a term commencing on the effective date of such disaffirmance, rejection or termination and ending on the Expiration Date, at the same Rent and upon the then executory terms, covenants and conditions contained in this Lease, except that (i) the rights of Tenant named herein under the new lease shall be subject to the possessory rights of the assignee under this Lease and the possessory rights of any persons claiming through or under such assignee or by virtue of any statute or of any order of any court, (ii) such new lease shall require all defaults existing under this Lease to be cured by Tenant named herein with due diligence, and (iii) such new lease shall require Tenant named herein to pay all Rent which, had this Lease not been so disaffirmed, rejected or terminated, would have become due under the provisions of this Lease after the date of such disaffirmance, rejection or termination with respect to any period prior thereto. If Tenant named herein defaults in its obligations to enter into such new lease for a period of 10 days after Landlord's request, then, in addition to all other rights and remedies by reason of default, either at law or in equity, Landlord shall have the same rights and remedies against Tenant named herein as if it had entered into such new lease and such new lease had thereafter been terminated as of the commencement date thereof by reason of Tenant's default thereunder.

                                   ARTICLE 14

                               ACCESS TO PREMISES

Section 14.1 Landlord's Access.(a) Landlord, Landlord's agents and utility service providers servicing the Building may erect, use and maintain concealed ducts, pipes and conduits in and through the Premises provided such use does not cause the usable area of the Premises to be reduced beyond a de minimis amount. Landlord shall promptly repair any damage to the Premises caused by any work performed pursuant to this Article 14.

          (b) Landlord, any Lessor or Mortgagee and any other party designated by Landlord and their respective agents shall have the right to enter the Premises at all reasonable times, upon not less than 24 hours prior telephonic notice except in the case of emergency, to examine the Premises, to show the Premises to prospective purchasers, Mortgagees, Lessors or, during the last 15 months of the Term, tenants and their respective agents and representatives or others, to perform Restorative Work to the Premises or the Building, and Landlord shall be allowed to take all material into the Premises that may be required for the performance of such Restorative Work without the same constituting an actual or constructive eviction of Tenant in whole or in part and without any abatement of Rent; provided, however, that all such work shall be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible and shall be subject to the provisions of Section 14.4 below.

          (c) All parts (except surfaces facing the interior of the Premises) of all walls, windows and doors bounding the Premises, all balconies, terraces and roofs adjacent to the Premises, all space in or adjacent to the Premises used for shafts, stacks, stairways, mail chutes, conduits and other mechanical facilities, Building Systems; Building facilities and Common Areas are not part of the Premises, and Landlord shall have the use thereof and access thereto through the Premises for the purposes of Building operation, maintenance, alteration and repair.

Section 14.2 Alterations to Real Property. Landlord has the right at any time to
(a) change the name, number or designation by which the Building is commonly known, and (b) alter the Building and Garage to change the arrangement or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets or other Common Areas without any such acts constituting an actual or constructive eviction and without incurring any liability to Tenant, so long as such changes do not deprive Tenant of access to the Premises. Landlord shall not exercise any of its rights pursuant to this Section 14.2, to the extent doing so would unreasonably interfere with Tenant's use of the Premises or Garage.

Section 14.3 Light and Air. If at any time any windows of the Premises are temporarily darkened or covered over by reason of any Restorative Work, any of such windows are permanently darkened or covered over due to any Requirement or there is otherwise a diminution of light, air or view by another structure which may hereinafter be erected (whether or not by Landlord), Landlord shall not be liable for any damages and Tenant shall not be entitled to any compensation or abatement of any Rent, nor shall the same release Tenant from its obligations hereunder or constitute an actual or constructive eviction. Section 14.4 Tenant's Security Requirements. Landlord acknowledges that Tenant has advised Landlord that Tenant's business at the Premises involves sensitive information and operations and that Tenant has security requirements to protect such information and operations. Landlord and any person entering the Premises with, at the direction of or under the authority of, Landlord shall, subject to Tenant's compliance with its obligations pursuant to this Section 14.4, follow Tenant's commercially reasonable security requirements, which include the requirement that all persons entering the Premises be attended by a representative of Tenant, Tenant shall make a representative available upon 24-hours prior telephone notice by Landlord. Tenant acknowledges that to the extent Tenant does not facilitate Landlord's access to the Premises or certain portions thereof, Landlord shall be absolved from the obligation to perform any services within such portion of the Premises including cleaning services. In the event of an emergency that could cause damage to health, safety or property Landlord shall use good faith efforts to follow Tenant's security requirements and in such event Landlord will be required to give only such notice that it in good faith believes is feasible under the circumstances and need not wait to be accompanied by Tenant or its employees or representatives (although these parties may still accompany Landlord if they are available and wish to do so).

                                   ARTICLE 15

                                     DEFAULT

Section 15.1 Tenant's Defaults. Each of the following events shall be an "Event of Default" hereunder:

          (a) Tenant fails to pay when due any installment of Rent and such default shall continue for 5 days after notice of such default is given to Tenant, except that if Landlord shall have given 2 such notices during any calendar year of the Term, Tenant shall not be entitled to any further notice of its delinquency in the payment of any installment of rent until the expiration of such calendar year without Tenant having defaulted in any such payment; or

          (b) Tenant fails to observe or perform any other term, covenant or condition of this Lease and such failure continues for more than 30 days (10 days with respect to a default under Article 3) after notice by Landlord to Tenant of such default, or if such default (other than a default under Article
3) is of a nature that it cannot be completely remedied within 30 days, failure by Tenant to commence to remedy such failure within said 30 days, and thereafter diligently prosecute to completion all steps necessary to remedy such default, provided in all events the same is completed within 90 days; or

          (c) if Landlord applies or retains any part of the Security Deposit, and Tenant fails to deposit with Landlord the amount so applied or retained by Landlord, or to provide Landlord with a replacement Letter of Credit (as hereinafter defined), if applicable, within 5 days after notice by Landlord to Tenant stating the amount applied or retained.

Section 15.2 Landlord's Remedies. (a) Upon the occurrence of an Event of Default, Landlord, at its option, and without limiting the exercise of any other right or remedy Landlord may have on account of such Event of Default, and without any further demand or notice, may give to Tenant 3 days' notice of termination of this Lease, in which event this Lease and the Term shall come to an end and expire (whether or not the Term shall have commenced) upon the expiration of such 3 day period with the same force and effect as if the date set forth in the notice was the Expiration Date stated herein; and Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable for damages as provided in this Article 15, and/or, to the extent permitted by law, Landlord may remove all persons and property from the Premises, which property shall be stored by Landlord at a warehouse or elsewhere at the risk, expense and for the account of Tenant.

          (b) If Landlord elects to terminate this Lease, pursuant to Section 1951.2 of the California Civil Code, Landlord shall be entitled to recover from Tenant the aggregate of:

               (i) The worth at the time of award of the unpaid Rent and charges equivalent to Rent earned as of the date of the termination hereof;

               (ii) The worth at the time of award of the amount by which the unpaid Rent and charges equivalent to Rent which would have been earned after the date of termination hereof until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

               (iii) The worth at the time of award of the amount by which the unpaid Rent and charges equivalent to Rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

               (iv) Any other amount necessary to compensate Landlord for the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom; and

               (v) Any other amount which Landlord may hereafter be permitted to recover from Tenant to compensate Landlord for the detriment caused by Tenant's default.

For the purposes of this Section 15.2(b), the "time of award" shall mean the date upon which the judgment in any action brought by Landlord against Tenant by reason of such Event of Default is entered or such earlier date as the court may determine; the "worth at the time of award" of the amounts referred to in Sections 15.2(b)(i) and 15.2(b)(ii) shall be computed by allowing interest on such amounts at the Interest Rate; and the "worth at the time of award" of the amount referred to in Section 15.2(b)(iii) shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1% per annum. Tenant agrees that such charges shall be recoverable by Landlord under California Code of Civil Procedure Section 1174(b) or any similar, successor or related provision of law.

Section 15.3 Recovering Rent as It Comes Due. Upon any Event of Default, in addition to any other remedies available to Landlord at law or in equity or under this Lease, Landlord shall have the remedy described in California Civil Code Section 1951.4. Accordingly, if Landlord does not elect to terminate this Lease, Landlord may, from time to time, enforce all of its rights and remedies under this Lease, including the right to recover all Rent as it becomes due. Such remedy may be exercised by Landlord without prejudice to its right thereafter to terminate this Lease in accordance with the other provisions contained in this Article 15. Landlord's reentry to perform acts of maintenance or preservation of, or in connection with efforts to relet, the Premises, or any portion thereof, or the appointment of a receiver upon Landlord's initiative to protect Landlord's interest under this Lease shall not terminate Tenant's right to possession of the Premises or any portion thereof and, until Landlord elects to terminate this Lease, this Lease shall continue in full force and Landlord may pursue all its remedies hereunder. Nothing in this Article 15 shall be deemed to affect Landlord's right to indemnification, under the indemnification clauses contained in this Lease, for Losses arising from events occurring prior to the termination of this Lease.

Section 15.4 General. (a) All rights, powers and remedies of Landlord hereunder and under any other agreement now or hereafter in force between Landlord and Tenant shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Landlord at law or in equity. The exercise of any one or more of such rights or remedies shall not impair Landlord's right to exercise any other right or remedy including any and all rights and remedies of Landlord under California Civil Code Section 1951.8, California Code of Civil Procedure Section 1161 et seq., or any similar, successor or related Requirements.

          (b) If, after Tenant's abandonment of the Premises, Tenant leaves behind any of Tenant's Property, then Landlord shall store such Tenant's Property at a warehouse or any other location at the risk, expense and for the account of Tenant, and such property shall be released only upon Tenant's payment of such charges, together with moving and other costs relating thereto and all other sums due and owing under this Lease. If Tenant does not reclaim such Tenant's Property within the period permitted by law, Landlord may sell such Tenant's Property in accordance with law and apply the proceeds of such sale to any sums due and owing hereunder, or retain said Property, granting Tenant credit against sums due and owing hereunder for the reasonable value of such Property.

          (c) To the extent permitted by law, Tenant hereby waives all provisions of, and protections under, any Requirement to the extent same are inconsistent and in conflict with specific terms and provisions hereof.

Section 15.5 Interest. If any payment of Rent is not paid when due, interest shall accrue on such payment, from the date such payment became due until paid at the Interest Rate. Tenant acknowledges that late payment by Tenant of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that maybe imposed on Landlord by the terms of any note secured by a Mortgage covering the Premises, Therefore, in addition to interest, if any amount is not paid when due, a late charge equal to 5% of such amount shall be assessed; provided, however, that on 2 occasions during any calendar year of the Term, Landlord shall give Tenant notice of such late payment and Tenant shall have a period of 5 days thereafter in which to make such payment before any late charge is assessed. Such interest and late charges are separate and cumulative and are in addition to and shall not diminish or represent a substitute for any of Landlord's rights or remedies under any other provision of this Lease.

Section 15.6 Other Rights of Landlord. If Tenant fails to pay any Additional Rent when due, Landlord, in addition to any other right or remedy, shall have the same rights and remedies as in the case of a default by Tenant in the payment of Fixed Rent. If Tenant is in arrears in the payment of Rent, Tenant waives Tenant's right, if any, to designate the items against which any payments made by Tenant are to be credited, and Landlord may apply any payments made by Tenant to any items Landlord sees fit, regardless of any request by Tenant. Landlord reserves the right, without liability to Tenant and without constituting any claim of constructive eviction, to suspend furnishing or rendering to Tenant any supplemental or overtime property, material, labor, utility or other service, which Landlord is not obligated to furnish or render in accordance with Article 10, in the event that (but only for so long as) Tenant is in arrears in paying Landlord for such items for more than 30 days after notice from Landlord to Tenant demanding the payment of such arrears.

Section 15.7 Landlord's Default. Landlord shall not be in default hereunder unless Landlord fails to perform any obligation required of Landlord under the terms of this Lease within a reasonable time, but in no event later than 30 days after written notice by Tenant to Landlord, specifying the nature of Landlord's failure to perform. If, however, the nature of Landlord's obligation is such that more than 30 days are reasonably required for performance, than Landlord shall not be in default hereunder if Landlord commences performance within such 30 day period and thereafter diligently prosecutes such cure to completion. If Landlord at the expiration of such notice and cure periods has failed to cure such default, then, subject to the exculpatory provisions of Section 26.3 hereof, Tenant may pursue any of its legal or equitable remedies, but Tenant shall have no right to otherwise terminate this Lease.

                                   ARTICLE 16

                   LANDLORD'S RIGHT TO CURE; FEES AND EXPENSES

                  If Tenant defaults in the performance of its obligations under this Lease, Landlord, without waiving such default, may perform such obligations at Tenant's expense: (a) immediately, and without notice, in the case of emergency or if the default (i) materially interferes with the use by any other tenant of the Building, (ii) materially interferes with the efficient operation of the Building, (iii) results in a violation of any Requirement, or (iv) results or will result in a cancellation of any insurance policy maintained by Landlord, and (b) in any other case if such default continues after 10 days from the date Landlord gives notice of Landlord's intention to perform the defaulted obligation. All costs and expenses incurred by Landlord in connection with any such performance by it and all costs and expenses, including reasonable counsel fees and disbursements, incurred by Landlord in any action or proceeding (including any unlawful detainer proceeding) brought by Landlord to enforce any obligation of Tenant under this Lease and/or right of Landlord in or to the Premises, shall be paid by Tenant to Landlord on demand, with interest thereon at the Interest Rate from the date incurred by Landlord. Except as expressly provided to the contrary in this Lease, all costs and expenses which, pursuant to this Lease are incurred by Landlord and payable to Landlord by Tenant, and all charges, amounts and sums payable to Landlord by Tenant for any property, material, labor, utility or other services which, pursuant to this Lease or at the request and for the account of Tenant, are provided, furnished or rendered by Landlord, shall become due and payable by Tenant to Landlord in accordance with the terms of the bills rendered by Landlord to Tenant.

                                   ARTICLE 17

               NO REPRESENTATIONS BY LANDLORD; LANDLORD'S APPROVAL

Section 17.1 No Representations. Except as expressly set forth herein, Landlord and Landlord's agents have made no warranties, representations, statements or promises with respect to the Building, the Real Property or the Premises and no rights, easements or licenses are acquired by Tenant by implication or otherwise. Tenant is entering into this Lease after full investigation and is not relying upon any statement or representation made by Landlord not embodied in this Lease.

Section 17.2 No Money Damages. Wherever in this Lease Landlord's consent or approval is required, Landlord hereby acknowledges its duty to act in each such case consistent with a covenant of good faith and fair dealing (but Landlord shall not otherwise be subject to a "reasonableness" standard where Landlord has not expressly agreed herein to not unreasonably withhold its consent or approval). If Landlord refuses to grant such consent or approval, whether or not Landlord expressly agreed that such consent or approval would not be unreasonably withheld, Tenant shall not make, and Tenant hereby waives, any claim for money damages (including any claim by way of set-off, counterclaim or defense) based upon Tenant's claim or assertion that Landlord unreasonably withheld or delayed its consent or approval. Tenant's sole remedy shall be an action or proceeding to enforce such provision, by specific performance, injunction or declaratory judgment. In no event shall Landlord be liable for, and Tenant, on behalf of itself and all other Tenant Parties, hereby waives any claim for, any indirect, consequential or punitive damages, including loss or profits or business opportunity, arising under or in connection with this Lease. Notwithstanding the foregoing, Tenant's waiver set forth in the second sentence of this Section 17.2 shall not apply to any final non-appealable judgment (or a judgment that is in fact not appealed) that Tenant obtains from a court of competent jurisdiction that Landlord acted in bad faith in making its determination to withhold its consent or approval.

Section 17.3 Reasonable Efforts. For purposes of this Lease, "reasonable efforts" by Landlord shall not include an obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever.

                                   ARTICLE 18

                                   END OF TERM

Section 18.1 Expiration. Upon the expiration or other termination of this Lease, Tenant shall quit and surrender the Premises to Landlord vacant, broom clean and in good order and condition, ordinary wear and tear and damage for which Tenant is not responsible under the terms of this Lease excepted, and Tenant shall remove all of Tenant's Property and Tenant's Alterations as may be required pursuant to Article 5.

Section 18.2 Holdover Rent. Landlord and Tenant recognize that Landlord's damages resulting from Tenant's failure to timely surrender possession of the Premises may be substantial, may exceed the amount of the Rent payable hereunder, and will be impossible to accurately measure. Accordingly, if possession of the Premises is not surrendered to Landlord on the Expiration Date or sooner termination of this Lease, in addition to any other rights or remedies Landlord may have hereunder or at law, Tenant shall (a) pay to Landlord for each month (or any portion thereof) during which Tenant holds over in the Premises after the Expiration Date or sooner termination of this Lease, in addition to all Additional Rent, (i) for the first month, a sum equal to 150% of the Fixed Rent payable under this Lease for the last full calendar month of the Term ("Final Fixed Rent" and thereafter 200% of such Final Fixed Rent, (b) be liable to Landlord for (i) any payment or rent concession which Landlord may be required to make to any tenant obtained by Landlord for all or any part of the Premises (a "New Tenant") in order to induce such New Tenant not to terminate its lease by reason of the holding-over by Tenant, and (ii) the loss of the benefit of the bargain if any New Tenant shall terminate its lease by reason of the holding-over by Tenant, and (c) if any such nonconsensual holding-over continues for more than 30 days, indemnify Landlord against all claims for actual damages (but in no event any consequential damages) by any New Tenant. No holding-over by Tenant, nor the payment to Landlord of the amounts specified above, shall operate to extend the Term hereof. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Premises after the Expiration Date or sooner termination of this Lease, and no acceptance by Landlord of payments from Tenant after the Expiration Date or sooner termination of this Lease shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this Section 18.2.

                                   ARTICLE 19

                                 QUIET ENJOYMENT

                  Provided this Lease is in full force and effect and no Event of Default then exists, Tenant may peaceably and quietly enjoy the Premises without hindrance by Landlord or any person lawfully claiming through or under Landlord, subject to the terms and conditions of this Lease and to all Superior Leases and Mortgages.

                                   ARTICLE 20

                             NO SURRENDER; NO WAIVER

Section 20.1 No Surrender or Release. No act or thing done by Landlord or Landlord's agents or employees during the Term shall be deemed an acceptance of a surrender of the Premises, and no provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver is in writing and is signed by Landlord.

Section 20.2 No Waiver. The failure of either party to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, or any of the Rules and Regulations, shall not be construed as a waiver or relinquishment for the future performance of such obligations of this Lease or the Rules and Regulations, or of the right to exercise such election but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt by Landlord of any Rent payable pursuant to this Lease or any other sums with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent herein stipulated shall be deemed to be other than a payment on account of the earliest stipulated Rent, or as Landlord may elect to apply such payment, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

                                   ARTICLE 21

                      WAIVER OF TRIAL BY JURY; COUNTERCLAIM

Section 21.1 Jury Trial Waiver. THE PARTIES HEREBY AGREE THAT THIS LEASE CONSTITUTES A WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY PURSUANT TO THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 631 AND EACH PARTY DOES HEREBY CONSTITUTE AND APPOINT THE OTHER PARTY ITS TRUE AND LAWFUL ATTORNEY-IN-FACT, WHICH APPOINTMENT IS COUPLED WITH AN INTEREST, AND EACH PARTY DOES HEREBY AUTHORIZE AND EMPOWER THE OTHER PARTY, IN THE NAME, PLACE AND STEAD OF SUCH PARTY, TO FILE THIS LEASE WITH THE CLERK OR JUDGE OF ANY COURT OF COMPETENT JURISDICTION AS A STATUTORY WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY.

                  LANDLORD'S INITIALS: _____         TENANT'S INITIALS: _____

Section 21.2 Waiver of Counterclaim. If Landlord commences any summary proceeding against Tenant, Tenant will not interpose any counterclaim of any nature or description in any such proceeding (unless failure to impose such counterclaim would preclude Tenant from asserting in a separate action the claim which is the subject of such counterclaim), and will not seek to consolidate such proceeding with any other action which may have been or will be brought in any other court by Tenant.

                                   ARTICLE 22

                                     NOTICES

                  Except as otherwise expressly provided in this Lease, all consents, notices, demands, requests, approvals or other communications given under this Lease shall be in writing and shall be deemed sufficiently given or rendered if delivered by hand (provided a signed receipt is obtained) or if sent by registered or certified mail (return receipt requested) or by a nationally recognized overnight delivery service making receipted deliveries, addressed to Landlord and Tenant as set forth in Article 1, and to any Mortgagee or Lessee who shall require copies of notices and whose address is provided to Tenant, or to such other address(es) as Landlord, Tenant or any Mortgagee or Lessor may designate as its new address(es) for such purpose by notice given to the other in accordance with the provisions of this Article 22. Any such approval, consent, notice, demand, request or other communication shall be deemed to have been given on the date of receipted delivery, refusal to accept delivery or when delivery is first attempted but cannot be made due to a change of address for which no notice is given or 3 Business Days after it shall have been mailed as provided in this Article 22, whichever is earlier.

                                   ARTICLE 23

                              RULES AND REGULATIONS

                  All Tenant Parties shall observe and comply with the Rules and Regulations, as supplemented or amended from time to time. Landlord reserves the right, from time to time, to adopt additional Rules and Regulations and to amend the Rules and Regulations then in effect. Nothing contained in this Lease shall impose upon Landlord any obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease against any other Building tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, visitors or licensees, provided that Landlord shall enforce the Rules or Regulations against Tenant and all other tenants of the Building in a non-discriminatory fashion.

                                   ARTICLE 24

                                     BROKER

                  Landlord has retained Landlord's Agent as leasing agent in connection with this Lease and Landlord will be solely responsible for any fee that may be payable to Landlord's Agent. Landlord agrees to pay a commission to Tenant's Broker pursuant to a separate agreement. Each of Landlord and Tenant represents and warrants to the other that it has not dealt with any broker in connection with this Lease other than Landlord's Agent, Landlord's Broker and Tenant's Broker and that no other broker, finder or like entity procured or negotiated this Lease or is entitled to any fee or commission in connection herewith. Each of Landlord and Tenant shall indemnify, defend, protect and hold the other party harmless from and against any and all Losses which the indemnified party may incur by reason of any claim of or liability to any broker, finder or like agent (other than Landlord's Agent, Landlord's Broker and Tenant's Broker) arising out of any dealings claimed to have occurred between the indemnifying party and the claimant in connection with this Lease, and/or the above representation being false.

                                   ARTICLE 25

                                    INDEMNITY

Section 25.1 Tenant's Indemnity. Tenant shall not do or permit to be done any act or thing upon the Premises or the Real Property which may subject Landlord to any liability or responsibility for injury, damages to persons or property or to any liability by reason of any violation of any Requirement, and shall exercise such control over the Premises as to fully protect Landlord against any such liability. Except to the extent of the gross negligence or willful misconduct of Landlord or its agents or contractors, Tenant shall indemnify, defend, protect and hold harmless each of the Indemnitees from and against any and all Losses, resulting from any claims (i) against the Indemnitees arising from any act, omission or negligence of (A) all Tenant Parties or (B) both Landlord and Tenant, provided, however, that Tenant's liability hereunder with respect to matters judicially determined to have arisen out of the negligence of Landlord, which determination shall not be subject to appeal, shall be limited to the amount of insurance coverage carried by Tenant pursuant to Article 11,
(ii) against the Indemnitees arising from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring in or about the Premises, and (iii) against the Indemnitees resulting from any breach, violation or nonperformance of any covenant, condition or agreement of this Lease on the part of Tenant to be fulfilled, kept, observed or performed.

Section 25.2 Landlord's Indemnity. Landlord shall indemnify, defend and hold harmless Tenant from and against all Losses incurred by Tenant arising from any accident, injury or damage whatsoever caused to any person or the property of any person in or about the Common Areas and with respect to claims for personal injury, the Premises, to the extent attributable to the gross negligence or willful misconduct of Landlord or its employees, agents or contractors.

Section 25.3 Defense and Settlement. If any claim, action or proceeding is made or brought against any Indemnitee, then upon demand by an Indemnitee, Tenant, at its sole cost and expense, shall resist or defend such claim, action or proceeding in the Indemnitee's name (if necessary), by attorneys approved by the Indemnitee, which approval shall not be unreasonably withheld (attorneys for Tenant's insurer shall be deemed approved for purposes of this Section 25.3). Notwithstanding the foregoing, an Indemnitee may retain its own attorneys to participate or assist in defending any claim, action or proceeding involving potential liability in excess of the amount available under Tenant's liability insurance carried under Section 11.1 for such claim and Tenant shall pay the reasonable fees and disbursements of such attorneys. If Tenant fails to diligently defend or if there is a legal conflict or other conflict of interest, then Landlord may retain separate counsel at Tenant's expense. Notwithstanding anything herein contained to the contrary, Tenant may direct the Indemnitee to settle any claim, suit or other proceeding provided that (a) such settlement shall involve no obligation on the part of the Indemnitee other than the payment of money, (b) any payments to be made pursuant to such settlement shall be paid in full exclusively by Tenant at the time such settlement is reached, (c) such settlement shall not require the Indemnitee to admit any liability, and (d) the Indemnitee shall have received an unconditional release from the other parties to such claim, suit or other proceeding.

                                   ARTICLE 26

                                  MISCELLANEOUS

Section 26.1 Delivery. This Lease shall not be binding upon Landlord or Tenant unless and until Landlord shall have executed and delivered a fully executed copy of this Lease to Tenant.

Section 26.2 Transfer of Real Property. In the event of the sale, conveyance, assignment or transfer (collectively, a "Transfer") by such Landlord (or upon any subsequent landlord after the Transfer by such subsequent landlord) of its interest in the Building or the Real Property, as the case may be, such Landlord shall be entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing from and after the date of Transfer, provided the transferee of Landlord's interest (or that of such subsequent Landlord) in the Building or the Real Property, as the case may be, has assumed in writing all obligations under this Lease arising from and after the date of Transfer.

Section 26.3 Limitation on Liability. The liability of Landlord for Landlord's obligations under this Lease shall be limited to Landlord's interest in the Real Property and Landlord's interest in the net proceeds from the sale thereof and Tenant shall not look to any other property or assets of Landlord or the property or assets of any direct or indirect partner, member, manager, shareholder, director, officer, principal, employee or agent of Landlord (collectively, the "Parties") in seeking either to enforce Landlord's obligations under this Lease or to satisfy a judgment for Landlord's failure to perform such obligations; and none of the Parties shall be personally liable for the performance of Landlord's obligations under this Lease.

Section 26.4 Rent. All amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated Fixed Rent, Tenant's Tax Payment, Tenant's Operating Payment, Additional Rent or Rent, shall constitute rent for the purposes of Section 502(b)(6) of the United States Bankruptcy Code.

Section 26.5 Entire Document. This Lease (including any Schedules and Exhibits referred to herein and all supplementary agreements provided for herein) contains the entire agreement between the parties and all prior negotiations and agreements are merged into this Lease. All of the Schedules and Exhibits attached hereto are incorporated in and made a part of this Lease, provided that in the event of any inconsistency between the terms and provisions of this Lease and the terms and provisions of the Schedules and Exhibits hereto, the terms and provisions of this Lease shall control.

Section 26.6 Governing Law. This Lease shall be governed in all respects by the laws of the State of California.

Section 26.7 Unenforceability. If any provision of this Lease, or its application to any Person or circumstance, shall ever be held to be invalid or unenforceable, then in each such event the remainder of this Lease or the application of such provision to any other Person or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each provision hereof shall remain valid and enforceable to the fullest extent permitted by law.

Section 26.8 Lease Disputes. (a) Tenant agrees that all disputes arising, directly or indirectly, out of or relating to this Lease, and all actions to enforce this Lease, shall be dealt with and adjudicated in the state courts of the State of California or the United States District Court for the Northern District of California and for that purpose hereby expressly and irrevocably submits itself to the jurisdiction of such courts. Tenant agrees that so far as is permitted under applicable law, this consent to personal jurisdiction shall be self-operative and no further instrument or action, other than service of process in one of the manners specified in this Lease, or as otherwise permitted by law, shall be necessary in order to confer jurisdiction upon it in any such court.

          (b) To the extent that Tenant has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Tenant irrevocably waives such immunity in respect of its obligations under this Lease.

Section 26.9 Landlord's Agent. Unless Landlord delivers written notice to Tenant to the contrary, Landlord's Agent is authorized to act as Landlord's agent in connection with the performance of this Lease, and Tenant shall direct all
correspondence   and   requests   to,  and  shall  be   entitled  to  rely  upon
correspondence received from Landlord's Agent. Tenant acknowledges that Landlord's Agent is acting solely as agent for Landlord in connection with the foregoing; and neither Landlord's Agent nor any of its direct or indirect partners, members, managers, officers, shareholders, directors, employees, principals, agents or representatives shall have any liability to Tenant in connection with the performance of this Lease, and Tenant waives any and all claims against any and all of such parties (other than Landlord) arising out of, or in any way connected with, this Lease, the Building or the Real Property.

Section 26.10 Estoppel. Within 10 Business Days following request from Landlord, any Mortgagee or any Lessor, Tenant shall deliver to Landlord a statement executed and acknowledged by Tenant, in form reasonably satisfactory to Landlord, (a) stating the Commencement Date, the Rent Commencement Date and the Expiration Date, and that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all modifications), (b) setting forth the date to which the Fixed Rent and any Additional Rent have been paid, together with the amount of monthly Fixed Rent and Additional, Rent then payable, (c) stating whether or not, to Tenant's current actual knowledge, Landlord is in default under this Lease, and, if Landlord is in default, setting forth the specific nature of all such defaults, (d) stating the amount of the Security Deposit, if any, under this Lease, (e) stating whether there are any subleases or assignments affecting the Premises, (f) stating the address of Tenant to which all notices and communications under the Lease shall be sent, and (g) responding to any other matters reasonably requested by Landlord, such Mortgagee or such Lessor. Tenant acknowledges that any statement delivered pursuant to this Section 26.10 may be relied upon by any purchaser or owner of the Real Property or the Building, or all or any portion of Landlord's interest in the Real Property or the Building or any Superior Lease, or by any Mortgagee, or assignee thereof or by any Lessor, or assignee thereof.

Section 26.11 Certain Interpretational Rules. For purposes of this Lease, whenever the words "include", "includes", or "including" are used, they shall be deemed to be followed by the words "without limitation" and, whenever the circumstances or the context requires, the singular shall be construed as the plural, the masculine shall be construed as the feminine and/or the neuter and vice versa. This Lease shall be interpreted and enforced without the aid of any canon, custom or rule of law requiring or suggesting construction against the party drafting or causing the drafting of the provision in question. The captions in this Lease are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease or the intent of any provision hereof.

Section 26.12 Parties Bound. The terms, covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and, except as otherwise provided in this Lease, to their respective legal representatives, successors, and assigns.

Section 26.13 Memorandum of Lease. This Lease shall not be recorded; however, at either party's request, Landlord and Tenant shall promptly execute, acknowledge and deliver a memorandum with respect to this Lease sufficient for recording and either party may record the Memorandum provided that if Tenant so request that such memorandum be recorded, prior to such recordation Tenant shall execute, acknowledge and deliver to Landlord a quitclaim deed for the Building and the underlying real property together with Tenant's irrevocable instructions that such quitclaim deed may be recorded upon the expiration or earlier termination of this Lease. Section 26.14 Counterparts. This Lease may be executed in 2 or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

Section 26.15 Survival. All obligations and liabilities of Landlord or Tenant to the other which accrued before the expiration or other termination of this Lease, and all such obligations and liabilities which by their nature or under the circumstances can only be, or by the provisions of this Lease may be, performed after such expiration or other termination, shall survive the expiration or other termination of this Lease. Without limiting the generality of the foregoing, the rights and obligations of the parties with respect to any indemnity under this Lease, and with respect to any Rent and any other amounts payable under this Lease, shall survive the expiration or other termination of this Lease.

Section 26.16 Code Waivers. Tenant hereby waives any and all rights under and benefits of Subsection 1 of Section 1931, 1932(2), Subdivision 2, 1933, Subdivision 4, 1941 and 1942 of the California Civil Code, Section 1265.130 of the California Code of Civil Procedure (allowing either party to petition a court to terminate a lease in the event of a partial taking), and Section 1174(c) of the California Code of Civil Procedure and Section 1951.7 of the California Civil Code (providing for Tenant's right to satisfy a judgment in order to prevent a forfeiture of this Lease or requiring Landlord to deliver written notice to Tenant of any reletting of the Premises), and any similar law, statute or ordinance now or hereinafter in effect.

Section 26.17 Inability to Perform. This Lease and the obligation of Tenant to pay Rent and to perform all of the other covenants and agreements of Tenant hereunder shall not be affected, impaired or excused by any Unavoidable Delays. Landlord shall use reasonable efforts to promptly notify Tenant of any Unavoidable Delay which prevents Landlord from fulfilling any of its obligations under this Lease.

Section 26.18 Transportation Demand Management Program. If, during the Term, the City of Santa Clara so requires, then Tenant shall institute and maintain for its employees working at the Building a Transportation Demand Management Program ("TDMP") which shall involve, as so required, measures such as shuttle services, carpool matching, guaranteed ride home program and employee subsidies for travel costs. Upon request of Landlord, Tenant shall report to Landlord and the City of Santa Clara on the status of Tenant's TDMP.

Section 26.19 Reasonable Expenditures. Notwithstanding anything to the contrary set forth herein, any expenditure by a party permitted or required under this Lease, for which such party is entitled to and does demand reimbursement from the other party, shall be entitled to the fair market value of the good and services involved, shall be reasonably incurred, and shall be reasonably substantiated by reasonable supporting documentary evidence available for inspection and review by the other party upon reasonable prior written request and during normal business hours.

                                   ARTICLE 27

                                SECURITY DEPOSIT

Section 27.1 Security Deposit. Tenant shall deposit the Security Deposit with Landlord upon the execution of this Lease in cash or check as security for the faithful performance and observance by Tenant of the terms, covenants and conditions of this Lease.

Section 27.2 Letter of Credit. In lieu of a cash or check Security Deposit, Tenant may deliver the Security Deposit to Landlord in the form of a clean, irrevocable, non-documentary and unconditional letter of credit (the "Letter of Credit") issued by and drawable upon any commercial bank which is a member of the New York Clearing House Association or other bank reasonably satisfactory to Landlord, trust company, national banking association or savings and loan association with offices for banking purposes in the City of San Francisco (the "Issuing Bank"), which has outstanding unsecured, uninsured and unguaranteed indebtedness, or shall have issued a letter of credit or other credit facility that constitutes the primary security for any outstanding indebtedness (which is otherwise uninsured and unguaranteed), that is then rated, without regard to qualification of such rating by symbols such as "+" or "-" or numerical notation, "Aa" or better by Moody's Investors Service and "AA" or better by Standard & Poor's Rating Service, and has combined capital, surplus and undivided profits of not less than $500,000,000. Landlord hereby approves of Canadian Imperial Bank of Commerce as an Issuing Bank and the form of Letter of Credit attached hereto as Exhibit I. Such Letter of Credit shall (a) name Landlord as beneficiary, (b) be in the amount of the Security Deposit, (c) have a term of not less than one year, (d) permit multiple drawings, (e) be fully transferable by Landlord without the payment of any fees or charges by Landlord, and (f) otherwise be in form and content reasonably satisfactory to Landlord. If upon any transfer of the Letter of Credit, any fees or charges shall be so imposed, then such fees or charges shall be payable solely by Tenant and the Letter of Credit shall so specify. The Letter of Credit shall provide that it shall be deemed automatically renewed, without amendment, for consecutive periods of one year each thereafter during the Term (and in no event shall the Letter of Credit expire prior to the 45th day following the Expiration Date) unless the Issuing Bank sends a notice (the "Non-Renewal Notice") to Landlord by certified mail, return receipt requested, not less than 45 days next preceding the then expiration date of the Letter of Credit stating that the Issuing Bank has elected not to renew the Letter of Credit. Landlord shall have the right, upon receipt of the Non-Renewal Notice, to draw the full amount of the Letter of Credit, by sight draft on the Issuing Bank, and shall thereafter hold or apply the cash proceeds of the Letter of Credit pursuant to the terms of this Article 27, until Tenant delivers to Landlord a substitute Letter of Credit which meets the requirements of this Section 27.2. The Issuing Bank shall agree with all drawers, endorsers and bona fide holders that drafts drawn under and in compliance with the terms of the Letter of Credit and accompanied by a certificate signed by an authorized officer of Landlord (not in their individual capacity, but solely as an officer of Landlord) under penalty of perjury, that to such person's knowledge, information and belief, a default of Tenant beyond all applicable notice and cure periods has occurred and is continuing and that Landlord is entitled under the Lease to draw the amount being drawn, will be duly honored upon presentation to the Issuing Bank at an office location in San Francisco, California. The Letter of Credit shall be subject in all respects to the Uniform Customs and Practice for Documentary Credits (1993 revision), International Chamber of Commerce Publication No. 500.

Section 27.3 Application of Security. If an Event of Default by Tenant occurs in the payment or performance of any of the terms, covenants or conditions of this Lease, including the payment of Rent, Landlord may apply or retain the whole or any part of the cash Security Deposit or may notify the Issuing Bank and thereupon receive all or a portion of the Security Deposit represented by the Letter of Credit and use, apply, or retain the whole or any part of such proceeds, as the case may be, to the extent required for the payment of any Fixed Rent or any other sum as to which Tenant is in default beyond applicable notice and cure periods including (i) any sum which Landlord may expend or may be required to expend by reason of Tenant's default beyond applicable notice and cure periods, and/or (i) any damages to which Landlord is entitled pursuant to this Lease, whether such damages accrue before or after summary proceedings or other reentry by Landlord. If Landlord applies any part of the Security Deposit, Tenant, upon demand, shall deposit with Landlord the amount so applied or retained so that Landlord shall have the full Security Deposit on hand at all times during the Term. Except for portions of the Security Deposit so applied by Landlord and not re-posted by Tenant, the Security Deposit shall be returned to Tenant after the Expiration Date and after delivery of possession of the Premises to Landlord in the manner required by this Lease.

Section 27.4 Transfer. Upon a sale or other transfer of the Real Property or the Building, or any financing of Landlord's interest therein, Landlord shall have the right to transfer the Security Deposit to its transferee or lender. With respect to the Letter of Credit, within 5 days after notice of such transfer or financing, Tenant, at its sole cost, shall arrange for the transfer of the Letter of Credit to the new landlord or the lender, as designated by Landlord in the foregoing notice or have the Letter of Credit reissued in the name of the new landlord or the lender. Upon such Transfer Tenant shall look solely to the new landlord or lender for the return of such cash Security Deposit or Letter of Credit and the provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new landlord. Except in connection with an assignment of this Lease to a Permitted Transferee, Tenant shall not assign or encumber or attempt to assign or encumber the cash Security Deposit or Letter of Credit and neither Landlord nor its successors or assigns shall be bound by any such action or attempted assignment, or encumbrance.

Section 27.5 Reduction. If Tenant (a) has not, on more than 2 occasions during the 12-month period preceding the applicable Reduction Date (as hereinafter defined), failed to pay Fixed Rent within 5 days of receiving written notice of nonpayment, and (b) no Event of Default then exists, then, provided that Tenant complies with the provisions of this Section 27.5, (i) on the 3rd anniversary of the Commencement Date and on each annual anniversary thereafter (in each case, the "Reduction Date"), the Security Deposit shall be reduced by $480,000; provided that in no event shall the amount of the Security Deposit ever be less than $480,000 (the "Reduction Minimum"). The Security Deposit shall be reduced as follows: (A) if the Security Deposit is in the form of cash, Landlord shall, within 10 Business Days following notice by Tenant to Landlord that Tenant is entitled to reduce the Security Deposit pursuant to this Section 27.5, deliver to Tenant the amount by which the Security Deposit is reduced, or (B) if the Security Deposit is in the form of a Letter of Credit, Tenant shall deliver to Landlord an amendment to the Letter of Credit (which amendment must be reasonably acceptable to Landlord in all respects), reducing the amount of the Letter of Credit by the amount of the permitted reduction, and Landlord shall execute the amendment and such other documents as are reasonably necessary to reduce the amount of the Letter of Credit in accordance with the terms hereof. If Tenant delivers to Landlord an amendment to the Letter of Credit in accordance with the terms hereof, Landlord shall, within 10 Business Days after delivery of such amendment, either (1) provide its reasonable objections to such amendment or (2) execute such amendment of the Letter of Credit in accordance with the terms hereof.

                                   ARTICLE 28

                                     PARKING

                  Concurrently with Landlord's construction of the Building, Landlord shall construct an expansion of the Garage so as to serve the Building and Building One. Except as otherwise provided below, the Garage is open 24 hours a day, 7 days a week to tenants and their Building employees holding valid Building entry cards. The Garage allows monthly parking with unlimited 24 hours access with the Building's entry cards. Visitor parking is available during Ordinary Business Hours. During the Term of this Lease and subject to Unavoidable Delays, Landlord shall make available or cause to be available to Tenant through-out the Term 3.77 unreserved parking spaces per 1,000 rentable square feet of the Premises at no additional cost to Tenant.

                  Tenant shall at all times comply with (and the provisions hereof shall be expressly subject to) all applicable Requirements regarding the use of the Garage. Landlord reserves the right to adopt, modify and enforce reasonable rules (the "Garage Rules") governing the use of the Garage from time to time, including any key card, sticker or other identification or entrance system. Landlord may refuse to permit any person who violates any such Garage Rules to park in the Garage, and any violation of the Rules shall subject the car to removal, at such person's expense from the Garage. The use of all parking spaces shall be solely for use by Tenant's employees (or the employees of a permitted subtenant) working in the Building.

                  The unreserved parking spaces hereunder may be provided on an unreserved valet parking basis. Tenant acknowledges that Landlord may arrange for the Garage to be operated by an independent contractor. Accordingly, Tenant acknowledges that if Landlord is not the operator of the Garage Landlord shall have no liability for claims arising through acts or omissions of such independent contractor except to the extent due to Landlord's, or its agents' or contractors' gross negligence or willful misconduct. Except when caused by the gross negligence or criminal acts of Landlord or Landlord's Agent or their respective employees, agents or contractors, Landlord shall have no liability whatsoever for any damage to property or any other items located in the Garage, nor for any personal injuries or death arising out of any matter relating to the Garage, and in all events, Tenant agrees to look first to its insurance carrier for payment of any losses sustained in connection with any use of the Garage and secondly to the operator of the Garage. Landlord reserves the right to assign specific spaces, and to reserve spaces for visitors, small cars, handicapped persons and for other tenants, guests of tenants or other parties, and Tenant shall not park in any such assigned or reserved spaces. Landlord also reserves the right to close all or any portion of the Garage in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the Garage, or if required by casualty, condemnation or Unavoidable Delay. In such event, Landlord shall use its reasonable efforts to complete such maintenance or repair as soon as reasonably possible.

                  Tenant agrees to acquaint all persons to whom Tenant assigns parking space of any Garage Rules promulgated by Landlord with respect to the Garage and the parking privileges granted to Tenant herein.

                                   ARTICLE 29

                                  RENEWAL TERM

Section 29.1 Renewal Term. Tenant shall have the right to renew the Term for all of the Premises for one renewal term of 5 years (the "Renewal Term") which shall commence on the day following the expiration of the initial Term and end on the 5th anniversary of the Expiration Date, unless the Renewal Term shall sooner terminate pursuant to any of the terms of this Lease or otherwise. The Renewal Term shall commence only if (a) Tenant shall have notified Landlord in writing of Tenant's exercise of such renewal right at least 15 months prior to the Expiration Date, (b) at the time of the exercise of such right and immediately prior to the Expiration Date, no event of Default shall have occurred and be continuing hereunder, and (c) PMC-Sierra, Inc. and/or Related Entities shall be in occupancy of at least 70% of the Premises at the time such notice is given. Time is of the essence with respect to the giving of the notice of Tenant's exercise of the renewal option. The Renewal Term shall be upon all of the agreements, terms, covenants and conditions hereof binding upon Tenant, except that the Fixed Rent (as defined in Section 1.1) shall be determined as provided in Section 29.2 and Tenant shall have no further right to renew the Term. Upon the commencement of the Renewal Term, (A) the Renewal Term shall be added to and become part of the Term (but shall not be considered part of the initial Term),
(B) any reference to "this Lease", to the "Term", the "term of this Lease" or any similar expression shall be deemed to include the Renewal Term, and (C) the expiration of the Renewal Term shall become the Expiration Date.

Section  29.2  Renewal  Term Rent.  If the Term shall be renewed as  provided in
Section 29.1, the annual Fixed Rent payable during the Renewal Term shall be equal to the greater of (a) the annual fair market rental value of the Premises (the "Fair Market Value") as of the day immediately following the expiration of the initial Term (the "Calculation Date"), and (b) the amount of Fixed Rent payable by Tenant during the last year of the initial Term. Any dispute between the parties as to the annual fair market rental value shall be resolved by arbitration as provided in Section 29.3 hereof. For purposes hereof, the "Fair Market Value" shall mean the rent at which tenants, as of the commencement of the Renewal Term, will be leasing non-sublease space on a "triple-net" basis comparable in size, location and quality to the Premises, for a comparable term, and considering all other factors relevant to the determination of Fair Market Value, which comparable space is located in Comparable Buildings. Within 30 days following Landlord's receipt of the Exercise Notice, Landlord shall advise Tenant in writing of Landlord's determination of Fair Market Value (the "Rent Notice"). Within 30 days of Tenant's receipt of Landlord's Rent Notice, Tenant shall advise Landlord in writing whether Tenant accepts Landlord's determination of Fair Market Value, elects to rescind Tenant's exercise of the renewal option or elects to have the determination of Fair Market Value be resolved by arbitration as provided in Section 29.3 hereof. Tenant's failure to so advise Landlord of its election within such 30-day period shall constitute Tenant's acceptance of Landlord's determination of Fair Market Value. If Tenant timely elects to rescind its exercise of the renewal option, the Term of this Lease shall end on the Expiration Date. If the Fixed Rent payable during the Renewal Term has not been determined prior to the commencement thereof, Tenant shall pay Fixed Rent in an amount equal to the fair market rental value for the Premises as determined by Landlord (the "Interim Rent"). Upon final determination of the Fixed Rent for the Renewal Term, Tenant shall commence paying such Fixed Rent as so determined, and within 10 days after such determination Tenant shall pay any deficiency in prior payments of Fixed Rent or, if the Fixed Rent as so determined shall be less than the Interim Rent, Tenant shall be entitled to a credit against the next succeeding installments of Fixed Rent in an amount equal to the difference between each installment of Interim Rent and the Fixed Rent as so determined which should have been paid for such installment until the total amount of the over payment has been recouped.

Section 29.3 Arbitration. If Tenant shall dispute Landlord's determination of Fair Market Value pursuant to Section 29.2, Tenant shall give notice to Landlord of such dispute within 10 days of Tenant's receipt of Landlord's determination, and such dispute shall be determined by a single arbitrator appointed in accordance with the American Arbitration Association Real Estate Valuation Arbitration Proceeding Rules. The arbitrator shall be impartial and shall have not less than 10 years' experience in the County of Santa Clara in a calling related to the leasing of commercial office space in office buildings comparable to the Building, and the fees of the arbitrator shall be shared by Landlord and Tenant. Within 15 days following the appointment of the arbitrator, Landlord and Tenant shall attend a hearing before the arbitrator at which each party shall submit a report setting forth its determination of the Fair Market Value of the Premises for the Renewal Term, together with such information on comparable rentals and such other evidence as such party shall deem relevant. The arbitrator shall, within 30 days following such hearing and submission of evidence, render his or her decision by selecting the determination of Fair Market Value submitted by either Landlord or Tenant which, in the judgment of the arbitrator, most nearly reflects the Fair Market Value of the Premises for the Renewal Term, provided, however, that Tenant shall have the right, by written notice to Landlord, to terminate the exercise of its renewal option, within ten (10) days of receipt of the judgment of the arbitrator. If Tenant elects to so terminate its option, then the (a) Expiration Date shall be the later to occur of (a) the Expiration Date, and (b) the 450th day following the date of Tenant's termination notice, (b) Tenant shall pay the fees of the arbitrator, and (c) the Fixed Rent payable for any period of time beyond the stated Expiration Date shall be 103% of the Fixed Rent payable for the final month of the Initial Term. The arbitrator shall have no power or authority to select any Fair Market Value other than a Fair Market Value submitted by Landlord or Tenant, and the decision of the arbitrator shall be final and binding upon Landlord and Tenant.

                                   ARTICLE 30

                        ROOF SPACE AND SATELLITE ANTENNA

                  Tenant is hereby granted, subject to Article 5 hereof and the provisions of this Article 30 and such other requirements as shall be imposed by Landlord and at no additional cost to Tenant, the right to install, secure, maintain, replace and operate on the roof (the "Roof") of the Building in an area reasonably designated by Landlord and reasonably acceptable to Tenant of not more than 100 square feet (the "Roof Space"), a communications transmitter, receiver or other supplemental equipment (the "Antenna"). The dimensions of the Antenna shall be subject to Landlord's approval. In addition, also subject to
Article 5 and the provisions of this Article 30, Tenant shall have the right to install cables leading from the Antenna to the Premises at Tenant's sole cost and expense and in a location, manner, material and size as shall be approved by Landlord.

Section 30.2 Tenant shall diligently service, repair, paint and maintain the Antenna, including, without limitation, all electrical wires, guide wires and conduits related thereto.

Section 30.3 No signs, whether temporary or permanent, shall be affixed, installed or attached to the Antenna or the Roof other than those required by Requirements. All signs required, if any, and the location thereof, shall be first approved in writing by Landlord.

Section 30.4 In the performance of any installation, alteration, repair, maintenance, removal and/or any other work with respect to the Roof Space or the Antenna, Tenant shall comply with all of the applicable provisions of this Lease including, without limitation, those set forth in Articles 5, 6 (with respect to any damage to the roof caused by Tenant), 8, 11 and 25, and the provisions of this Article 30 shall be applicable to the Roof Space as if the Roof Space was part of the Premises.

Section 30.5 Any and all taxes, filing fees, charges or license fees imposed upon Landlord by virtue of the existence and/or use of the Antenna (including those shown to be specifically related to any increase in the assessed valuation of the Building attributable to the Antenna), whether imposed by any local, state and/or federal government or any agency thereof, shall be exclusively borne by Tenant. Landlord agrees to cooperate reasonably with Tenant in any necessary applications for any necessary license or permits provided Landlord incurs no expense or liability in so doing.

Section 30.6 During Ordinary Business Hours and upon reasonable advance notice to Landlord, Monday through Friday (exclusive of Building holidays), Tenant may have access to the Roof Space for the sole purpose of servicing and maintaining the Antenna. Landlord shall have the right (in its sole discretion) to have its representative(s) accompany Tenant whenever it services or maintains the Antenna. At all other times, Landlord may keep the entrances to the Roof Space locked. Tenant shall not have any tools and/or materials stored in the Roof Space, and Tenant's employees and independent contractors shall close and lock the entrance door to the Roof when leaving the same. If Tenant shall require access any of the Roof Space, at times other than those specified in the first sentence of this Section 30.6, then except in the case of an emergency, Tenant shall give Landlord at least two full business days prior written notice of such requirement and shall pay all reasonable costs incurred by Landlord in connection therewith, including, without limitation, any compensation paid to Building employees or any independent contractors of Landlord.

Section 30.7 On or before the termination of this Lease, Tenant shall remove the Antenna and any and all appurtenant cables, wires, and other equipment and repair and restore the Roof and any other damage caused to the Building as a result of such removal. Such repair and restoration work shall proceed with due diligence and dispatch and shall be completed prior to the Expiration Date. Any holes, damage or injury in or to the Roof and/or Building arising out of or connected to the removal of the Antenna and any or all appurtenant cables, wires, and other equipment shall be promptly and duly repaired and restored by Tenant at Tenant's sole cost and expense.

Section 30.8 During the Term, Tenant shall inspect the Antenna at least once a month. Tenant shall be solely responsible for preserving the water tight integrity of the Roof as may be caused by, or relates to, the installation, maintenance, operation and repair of the Antenna. Tenant shall be responsible for all leaks in the Roof arising out of or connected to its installation. Tenant's Antenna shall not exceed the applicable load-bearing capacity of the Roof Space.

Section 30.9 (a) (a) If, at any time during the Term, Landlord, in its judgment, shall determine that it is necessary to move the Antenna to another area of the Roof Space, then Landlord may give notice thereof to Tenant (which notice shall have annexed thereto a plan on which such other area of the Roof Space (the "Substitute Space") shall be substantially identified by hatching or otherwise). The Substitute Space with respect to the Antenna shall not be located in an area of the Roof in which the Antenna's reception would differ in a materially adverse way from the Antenna's reception in the initial Roof Space. Within 30 days of receipt of Landlord's notice (or, if a governmental permit is required to be obtained for installation of the Antenna on the Substitute Space, then, within 30 days of the obtaining of such permit (which Tenant shall make prompt application for, with Landlord's reasonable cooperation), Landlord, at its sole cost (but subject to recoupment pursuant to Article 8 above) shall move the Antenna to the Substitute Space which shall then become the Roof Space hereunder and the original Roof Space shall be deleted from the coverage of this Lease.

          (b) Tenant's operation or use of the Antenna shall not unreasonably prevent or unreasonably interfere with the operation or use of any equipment of
(i) any present or future tenant or occupant of the Building or Building Two, or
(ii) Landlord. If, at any time during the Term hereof, Landlord shall reasonably determine that the Antenna causes such interference with equipment of any such present or future tenant or occupant or of Landlord, then Landlord may so notify Tenant, and Landlord may require Tenant to replace the Antenna with another antenna which would not cause such interference (the "Replacement"). Tenant, within 30 days of receipt of such notice or, if a government permit is required to install the Replacement, then within 30 days of the obtaining of such permit (which Tenant shall make prompt application for, with Landlord's cooperation but at no cost to Landlord), shall replace the Antenna with the new non-interfering Replacement which shall then be deemed to be the Antenna hereunder. Section
30.10 Tenant agrees that Landlord has made no warranties or representations as to the condition or suitability of the Roof Space or the Building (or the electricity available to the Roof Space) for the installation, use, maintenance or operation of the Antenna, and Tenant agrees to accept same in its "as is" condition and without any work or alterations to be made by Landlord.

                                   ARTICLE 31

                             [Intentionally Deleted]

                                   ARTICLE 32

                                     SIGNAGE

Section 32.1 Eyebrow Sign. Subject to the provisions of this Article 31, including, without limitation, the receipt of all approvals therefor from Governmental Authorities, Tenant shall have the right, during the Term, to install one sign (on the western elevation of the Building facing Great America Parkway and Highway 101) (the "Eyebrow Sign"), in which case Tenant shall bear all costs and expenses relating to the design, construction, permitting, maintenance and repair of such Eyebrow Sign. The Eyebrow Sign shall be located on the exterior wall of the Building at the top of the Building and a location reasonably acceptable to the parties. Landlord agrees to exercise commercially reasonable efforts in support of Tenant's efforts to obtain required approvals from Governmental Authorities for such Eyebrow Sign, so long as such Landlord efforts result in no cost or expense to Landlord. Tenant hereby acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty concerning the obtaining of approvals from Governmental Authorities concerning any such Eyebrow Sign. The size and quantity of the Eyebrow Sign shall be consistent with the tenant identity signage programs of first class office buildings in Santa Clara, California comparable to the Building, shall be in keeping with the overall character of the Building's architecture and construction materials, and shall be otherwise subject to Landlord's prior review and approval. Tenant shall be solely responsible for all costs and expenses relating to the design, permitting (including receipt of all necessary electrical, building and other permits and/or approvals), fabrication, installation, operation, removal and all on-going maintenance and repair of any and all signage installed by Tenant in accordance with the terms and provisions of this Article 32, together with all electrical equipment related thereto. The rights afforded by this Article 32 are personal to PMC - Sierra, Inc. and shall, at Landlord's election, terminate at such time as PMC - Sierra, Inc. does not physically occupy at least 75% of the rentable square footage of the Premises.

Section 32.2 Premises Identity. Landlord shall provide, at its cost, Building standard Premises signage and lobby directory identification.

                  IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

LANDLORD:                                                 TENANT:

WHTS FREEDOM CIRCLE PARTNERS II, L.L.C.,                  PMC - SIERRA, INC.,
a Delaware limited liability company                      a Delaware corporation


By:  Tishman  Speyer/Travelers Real Estate Venture, L.P.,
     a Delaware limited partnership                       By:___________________

     By: Tishman Speyer/Travelers Associates,             Its:__________________
         a Delaware limited partnership
         Its general partner                              By: __________________

         By:  TSCE Venture Corp., a Delaware corporation
              Its general partner                         Its:__________________

              By: ___________________________

                  Its:________________________

and

By:  Whitehall  Street Real Estate Limited  Partnership  IX, a
     Delaware limited partnership, its managing member

     By: Whitehall  Advisors,  L.L.C.  IX,  Inc.,  a  Delaware
         limited liability company, its general partner

         By:  Whitehall  IX/X,  Inc., a Delaware  corporation,
              its managing member

              By: ___________________________

              Its:___________________________

                                   EXHIBIT A-1

                          Floor Plan of the First Floor

The floor plan which follows is intended solely to identify the general location of the Premises, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                   EXHIBIT A-2

                         Floor Plan of the Second Floor

The floor plan which follows is intended solely to identify the general location of the Premises, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                   EXHIBIT A-3

                          Floor Plan of the Third Floor

The floor plan which follows is intended solely to identify the general location of the Premises, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                   EXHIBIT A-4

                         Floor Plan of the Fourth Floor

The floor plan which follows is intended solely to identify the general location of the Premises, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                   EXHIBIT A-5

                          Floor Plan of the Fifth Floor

The floor plan which follows is intended solely to identify the general location of the Premises, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                   EXHIBIT A-6

                          Floor Plan of the Sixth Floor

The floor plan which follows is intended solely to identify the general location of the Premises, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                    EXHIBIT B

                                   Definitions

                  Base Rate: The annual rate of interest publicly announced from time to time by Citibank, N.A., or its successor, in New York, New York as its "base rate" (or such other term as may be used by Citibank, N.A., from time to time, for the rate presently referred to as its "base rate").

                  Building Systems: The mechanical, electrical, plumbing, sanitary, sprinkler, heating, ventilation and air conditioning, security, life-safety, elevator and other service systems or facilities of the Building which is installed by Landlord as part of the Base Building Work.

                  Business Days: All days, excluding Saturdays, Sundays and all days observed by either the State in which the Building is located, the Federal Government or the labor unions servicing the Building as legal holidays.

                  Code: The Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, as amended.

                  Common Areas: The lobby, plaza and sidewalk areas and other similar areas of general access and the areas on individual multi-tenant floors in the Building devoted to corridors, elevator lobbies, restrooms, and other similar facilities serving the Premises.

                  Comparable   Buildings:   First-class   office   buildings  of
comparable age and quality in Santa Clara, California.

                  CC&R's: That certain Agreement Containing Covenants Running with the Land, dated January 7, 1997, by and between Richard T. Peery, Trustee, or his successor trustee, under Trust Agreement, dated July 20, 1997 (Richard T. Peery Separate Property Trust), as amended, and John Arrillaga, Trustee, or his successor trustee, under Trust Agreement, dated July 20, 1997 (the Arrillaga Family Trust), as amended, and BNP Leasing Corporation, recorded on January 7, 1997, as Document Number 13571632 in the Official Records of Santa Clara County, California.

                  Excluded Expenses: (a) Taxes; (b) franchise or income taxes imposed upon Landlord; (c) mortgage amortization and interest; (d) leasing commissions; (e) the cost of tenant installations and decorations incurred in connection with preparing space for any Building tenant, including workletters and concessions; (f) rent under Superior Leases, if any; (g) management fees exceeding the greater of (A) 3% of the gross rentals and other revenues collected for the Real Property, and (B) fees charged by Landlord or related entities for the management by any of them of other first class properties in the area of the Building; (h) wages, salaries and benefits paid to any persons above the grade of Building Manager and their immediate supervisor; (i) legal and accounting fees relating to (A) disputes with tenants, prospective tenants or other occupants of the Building, (B) disputes with purchasers, prospective purchasers, mortgagees or prospective mortgagees of the Building or the Real Property or any part of either, or (C) negotiations of leases, contracts of sale or mortgages; (j) costs of services provided to other tenants of the Building on a "rent-inclusion" basis which are not provided to Tenant on such basis; (k) costs that are reimbursed out of insurance, warranty or condemnation proceeds, or which are reimbursable by Tenant or other tenants other than pursuant to an expense escalation clause; (l) costs in the nature of penalties or fines; (m) costs for services, supplies or repairs paid to any related entity in excess of costs that would be payable in an "arm's length" or unrelated situation for comparable services, supplies or repairs; (n) allowances, concessions or other costs and expenses of improving or decorating any demised or demisable space in the Building; (o) appraisal, advertising and promotional expenses in connection with leasing of the Building; (p) the costs of installing, operating and maintaining a specialty improvement, including a cafeteria, lodging or private dining facility, or an athletic, luncheon or recreational club unless Tenant is permitted to make use of such facility without additional cost or on a subsidized basis consistent with other users; (q) any costs or expenses (including fines, interest, penalties and legal fees) arising out of Landlord's failure to timely pay Operating Expenses or Taxes; (r) costs incurred in connection with the removal, encapsulation or other treatment of asbestos or any other Hazardous Materials; (s) the cost of capital improvements other than those expressly included in Operating Expenses pursuant to Section 7.1; (t) costs occasioned by the grossly negligent act or omission or violation of Requirements by Landlord, any other occupant of the Building, or their respective agents, employees or contractors; (u) costs of correcting defects in, or significant design error relating to, the initial design or condition of the Building; (v) costs incurred to comply with any Requirements applicable to the Premises, the Building or the Project on the Commencement Date; (w) costs (i) arising from the disproportionate use of any utility or service supplied by Landlord to any other occupant of the Project or (ii) associated with utilities or services of a type not provided to Tenant; (x) except for any amortization or depreciation charges expressly provided for in this Lease as includable in Operating Expenses, depreciation charges or contributions to capital replacement reserves; (y) except for costs and expenses incurred for insuring, securing and maintenance and repair of objects of art on or about the Real Property for which Landlord is responsible, costs for the acquisition of objects of art; (z) costs specifically allocated to Mission Towers II; (aa) insurance costs for coverage not customarily carried by owners of Comparable Buildings (provided that in all events Operating Expenses shall include the premium for earthquake insurance and such other insurance which any Mortgagee requires to be carried); (ab) increases in insurance costs caused by the activities of another occupant of the Project;
(ac) the amount of any deductible carried by Landlord's insurance policies respecting the Building which exceed $150,000, or with respect to earthquake insurance, 5% of the replacement value of the Building; and (ad) capital costs for repair, maintenance and replacement of structural portions of the Building.

                  Governmental Authority: The United States of America, the City of Santa Clara, County of Santa Clara, or State of California, or any political subdivision, agency, department, commission, board, bureau or instrumentality of any of the foregoing, now existing or hereafter created, having jurisdiction over the Real Property.

                  Hazardous Materials: Any substances, materials or wastes currently or in the future deemed or defined in any Requirement as "hazardous substances," "toxic substances," "contaminants," "pollutants" or words of similar import.

                  HVAC Systems: The Building System designed to provide heating, ventilation and air conditioning.

                  Indemnitees: Landlord, Landlord's Agent, each Mortgagee and Lessor, and each of their respective direct and indirect partners, officers, shareholders, directors, members, managers, trustees, beneficiaries, employees, principals, contractors, servants, agents, and representatives.

                  Lessor:  A lessor under a Superior Lease.

                  Losses: Any and all losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys' fees and disbursements) incurred in connection with any claim, proceeding or judgment and the defense thereof, and including all costs of repairing any damage to the Premises, the Building or the Garage or the appurtenances of any of the foregoing to which a particular indemnity and hold harmless agreement applies.

                  Mortgage(s): Any mortgage, trust indenture or other financing document which may now or hereafter affect the Premises, the Real Property, the Building or any Superior Lease and the leasehold interest created thereby, and all renewals, extensions, supplements, amendments, modifications, consolidations and replacements thereof or thereto, substitutions therefor, and advances made thereunder.

                  Mortgagee(s): Any mortgagee, trustee or other holder of a Mortgage.

                  Ordinary Business Hours: 6:00 a.m. to 6:00 p.m. on Business Days and from 9:00 a.m. to 12:00 p.m. on Saturdays which are not observed as legal holidays by the Federal Government or the labor unions servicing the Building.

                  Prohibited Use: Any use or occupancy of the Premises that in Landlord's reasonable judgment would: (a) cause damage to the Building or any equipment, facilities or other systems therein; (b) impair the appearance of the Building; (c) interfere with the efficient and economical maintenance, operation and repair of the Premises or the Building or the equipment, facilities or systems thereof; (d) adversely affect any service provided to, and/or the use and occupancy by, any Building tenant or occupants; (e) violate the certificate of occupancy issued for the Premises or the Building; (f) materially and adversely affect the first-class image of the Building or (g) result in protests or civil disorder or commotions at, or other disruptions of the normal business activities in, the Building. Prohibited Use also includes the use of any part of the Premises for: (i) a restaurant or bar; (ii) the preparation, consumption, storage, manufacture or sale of food or beverages (except in connection with vending machines (provided that each machine, where necessary, shall have a waterproof pan thereunder and be connected to a drain) and/or warming kitchens installed for the use of Tenant's employees only), liquor, tobacco or drugs;
(iii) the business of photocopying, multilith or offset printing (except photocopying in connection with Tenant's own business); (iv) a school or classroom; (v) lodging or sleeping; (vi) the operation of retail facilities (meaning a business whose primary patronage arises from the generalized solicitation of the general public to visit Tenant's offices in person without a prior appointment) of a savings and loan association or retail facilities of any financial, lending, securities brokerage or investment activity; (vii) a payroll office; (viii) a barber, beauty or manicure shop; (ix) an employment agency or similar enterprise; (x) offices of any Governmental Authority, any foreign government, the United Nations, or any agency or department of the foregoing;
(xi) the manufacture, retail sale, storage of merchandise or auction of merchandise, goods or property of any kind to the general public which could reasonably be expected to create a volume of pedestrian traffic substantially in excess of that normally encountered in the Premises; (xii) the rendering of medical, dental or other therapeutic or diagnostic services; or (xiii) any illegal purposes or any activity constituting a nuisance. Landlord agrees and acknowledges that Tenant will have an electronic verification lab within the Premises and a small shipping and receiving area on the first floor adjacent to the Building's loading dock, and neither of the same shall constitute a Prohibited Use.

                  Requirements: All present and future laws, rules, orders, ordinances, regulations, statutes, requirements, codes and executive orders, extraordinary and ordinary of (i) all Governmental Authorities, including the Americans With Disabilities Act, 42 U.S.C. ss.12,101 (et seq.), and any law of like import, and all rules, regulations and government orders with respect thereto, and any of the foregoing relating to Hazardous Materials, environmental matters, public health and safety matters, (ii) any applicable fire rating bureau or other body exercising similar functions, affecting the Real Property or the maintenance, use or occupation thereof, or any street, avenue or sidewalk comprising a part of or in front thereof or any vault in or under the same,
(iii) all requirements of all insurance bodies affecting the Premises, and (iv) utility service providers.

                  Rules and Regulations: The rules and regulations annexed to and made a part of this Lease as Exhibit F, as they may be modified from time to time by Landlord.

                  Specialty Alterations: Alterations which are not standard office installations such as full-service kitchens, executive bathrooms, raised computer floors, computer installations, safe deposit boxes, vaults, libraries or file rooms requiring reinforcement of floors, internal staircases, conveyors, dumbwaiters, and other Alterations of a similar character (excluding, however, small kitchens not requiring venting or grease traps and file rooms not requiring the reinforcement of floors).

                  Substantial Completion: As to any construction performed by any party in the Premises, including the Initial Installations, any Alterations, or Landlord's Work, "Substantial Completion" or "Substantially Completed" means that such work has been completed, as reasonably determined by Landlord's architect, in accordance with (a) the provisions of this Lease applicable thereto, (b) the plans and specifications for such work, and (c) all applicable Requirements, except for minor details of construction, decoration and mechanical adjustments, if any, the noncompletion of which does not materially interfere with Tenant's use of the Premises or which in accordance with good construction practices should be completed after the completion of other work in the Premises or Building.

                  Superior Lease(s): Any ground or underlying lease of the Real Property or any part thereof heretofore or hereafter made by Landlord and all renewals, extensions, supplements, amendments, modifications, consolidations, and replacements thereof.

                  Tenant Party: Tenant and any subtenants or occupants of the Premises and their respective agents, contractors, subcontractors, employees, invitees or licensees.

                  Tenant's Property: Tenant's movable fixtures and movable partitions, telephone and other equipment, computer systems, trade fixtures, furniture, furnishings, and other items of personal property which are removable without material damage to the Building.

                  Unavoidable Delays: Landlord's inability to fulfill or delay in fulfilling any of its obligations under this Lease expressly or impliedly to be performed by Landlord or Landlord's inability to make or delay in making any repairs, additions, alterations, improvements or decorations or Landlord's inability to supply or delay in supplying any equipment or fixtures, if Landlord's inability or delay is due to or arises by reason of strikes, labor troubles or by accident, or by any cause whatsoever beyond reasonable Landlord's control, including governmental preemption in connection with a national emergency, Requirements or shortages, or unavailability of labor, fuel, steam, water, electricity or materials, or delays caused by Tenant or other tenants, mechanical breakdown, acts of God, enemy action, civil commotion, fire or other casualty.

                                    EXHIBIT C

                                   Work Letter

1.   Proposed and Final Plans.

(a) Tenant shall cause to be prepared and delivered to Landlord, for Landlord's approval, the following proposed drawings ("Proposed Plans") for all improvements Tenant desires to complete or have completed in the Premises (the "Initial Installations"):

          (i) Architectural drawings (consisting of floor construction plan, ceiling lighting and layout, power, and telephone plan).

          (ii) Mechanical drawings (consisting of HVAC, sprinkler, electrical, telephone, and plumbing).

          (iii) Finish schedule (consisting of wall finishes and floor finishes and miscellaneous details).

(b) All architectural drawings shall be prepared at Tenant's sole expense by a licensed architect employed by Tenant and approved by Landlord, which approval shall not be unreasonably withheld, delayed or conditioned. Tenant shall deliver two sets of reproducible architectural drawings to Landlord. All mechanical drawings shall be prepared at Tenant's sole expense by a licensed engineer designated by Landlord, whom Tenant shall employ. Tenant shall reimburse
Landlord for all reasonable out-of-pocket costs incurred by Landlord in reviewing the Proposed Plans except for drawings prepared by Landlord's designated engineers, consultants or Essential Subs (as hereinafter defined).

(c) Within 15 days after Landlord's receipt of the architectural drawings, Landlord shall approve or disapprove such drawings, and if disapproved, Landlord shall advise Tenant of any changes or additional information required to obtain Landlord's approval.

(d) Within 15 days after receipt of mechanical drawings, Landlord shall approve or disapprove such drawings, and if disapproved, Landlord shall advise Tenant of any changes required to obtain Landlord's approval.

(e) If Landlord disapproves of, or requests additional information regarding the Proposed Plans, Tenant shall, within 10 days thereafter, revise the Proposed Plans disapproved by Landlord and resubmit such plans to Landlord or otherwise provide such additional information to Landlord. Landlord shall, within 15 days after receipt of Tenant's revised plans, approve or disapprove such drawings, and if disapproved, Landlord shall advise Tenant of any additional changes which may be required to obtain Landlord's approval. If Landlord disapproves the revised plans specifying the reason therefor, or requests further additional information, Tenant shall, within 10 days of receipt of Landlord's required changes, revise such plans and resubmit them to Landlord or deliver to Landlord such further information as Landlord has requested. Landlord shall, again within 15 days after receipt of Tenant's revised plans, approve or disapprove such drawings, and if disapproved, Landlord shall advise Tenant of further changes, if any, required for Landlord's approval. This process shall continue until Landlord has approved Tenant's revised Proposed Plans. "Final Plans" shall mean the Proposed Plans, as revised, which have been approved by Landlord and Tenant in writing. In connection with the exercise of its approval rights pursuant to
Section 1 hereof, Landlord agrees not to withhold its approval unreasonably withheld or delayed so long as such Initial Installations (i) are non-structural and do not affect any Building Systems, (ii) affect only the Premises and are not visible from outside of the Premises, (iii) do not affect the certificate of occupancy issued for the Building or the Premises, and (iv) do not violate any Requirement. If Landlord's approval to any of the Proposed Plans or the Final Plans is not approved or disapproved within 15 days following Tenant's request for consent, and Landlord fails to so advise Tenant within 5 days following receipt of a second notice labeled in bold letters "URGENT -- DELAY NOTICE", Landlord's consent shall be deemed granted. In addition, so long as the Initial Installations as proposed by Tenant are in reasonable conformance with customary office space in Comparable Buildings, Landlord shall not withhold its consent on aesthetic grounds.

(f) All Proposed Plans and Final Plans shall comply with all applicable Requirements. Neither review nor approval by Landlord of the Proposed Plans and resulting Final Plans shall constitute a representation or warranty by Landlord that such plans either (i) are complete or suitable for their intended purpose, or (ii) comply with applicable Requirements, it being expressly agreed by Tenant that Landlord assumes no responsibility or liability whatsoever to Tenant or to any other person or entity for such completeness, suitability or compliance. Tenant shall not make any changes in the Final Plans without Landlord's prior approval, which shall not be unreasonably withheld or delayed; provided that Landlord may, in the exercise of its sole and absolute discretion, disapprove any proposed changes adversely affecting the Building's structure, systems, equipment or the appearance or value of the Building. Landlord and Tenant shall confer and negotiate in good faith to reach agreement on modifications to the Final Plans.

(g) Tenant acknowledges that certain portions of the Base Building Work may not be Substantially Complete at the time Landlord tenders possession of the Premises to Tenant. For purposes of completing the Initial Installations, Landlord shall use its commercially reasonable efforts to cause the completion of the Base Building Work in a manner which does not unreasonably interfere with Tenant's performance of its Initial Installations. Landlord agrees to use reasonable efforts to complete all such Base Building Work in the Premises on or before the Commencement Date, subject to Unavoidable Delay. At the time of Landlord's tender of possession of the Premises to Tenant those portions of the Base Building Work which are necessary to be completed for the orderly and efficient progress of the Initial Installation shall be Substantially Completed.

2.   Performance of the Initial Installations.
(a) Filing of Final Plans, Permits. Tenant, at its sole cost and expense, shall file the Final Plans with the Governmental Authorities having jurisdiction over the Initial Installations. Tenant shall furnish Landlord with copies of all documents submitted to all such Governmental Authorities and with the authorizations to commence work and the permits for the Initial Installations issued by such Governmental Authorities. Tenant shall not commence the Initial Installations until the required governmental authorizations for such work are obtained and delivered to Landlord.

(b) Landlord Approval of Contractors. Tenant shall enter into a contract for construction of the Initial Installations with a general contractor reasonably acceptable to Landlord (the "General Contractor"). Tenant's construction contract with the General Contractor shall be subject to Landlord's prior approval, which approval shall not be unreasonably withheld. The General Contractor shall be responsible for all required construction, management and supervision. In addition, Tenant shall only utilize for purposes of mechanical, electrical, structural, sprinkler, fire and life safety and those contractors as specifically designated by Landlord (collectively, the "Essential Subs"), which list of Essential Subs shall include 3 names each for those Essential Subs engaged in mechanical, electrical or structural contracting and 1 Essential Sub for fire alarm and life safety. Tenant shall submit to Landlord not less than 10 days prior to commencement of construction the following information and items:

          (i) The names and addresses of the other subcontractors, and subsubcontractors (collectively, together with the General Contractor and Essential Subs, the "Tenant's Contractors") Tenant intends to employ in the construction of the Initial Installations. Landlord shall have the right to approve or disapprove Tenant's Contractors, and Tenant shall employ, as Tenant's Contractors, only those persons or entities approved by Landlord. Landlord shall not unreasonably withhold its approval to any of Tenant's Contractors. All contractors and subcontractors engaged by or on behalf of Tenant for the Premises shall be licensed contractors, possessing good labor relations, capable of performing quality workmanship and working in harmony with Landlord's contractors and subcontractors and with other contractors and subcontractors on the job site. All work shall be coordinated with any general construction work in the Building.

          (ii) The scheduled commencement date of construction, the estimated date of completion of construction work, fixturing work, and date of occupancy of the Premises by Tenant.

          (iii) Itemized statement of estimated construction cost, including permits and fees, architectural, engineering, and contracting fees.

          (iv) Certified copies of insurance policies or certificates of insurance as hereinafter described. Tenant shall not permit Tenant's Contractors to commence work until the required insurance has been obtained and certified copies of policies or certificates have been delivered to Landlord.

(c) Access to Premises. Tenant, its employees, designers, contractors and workmen shall have access to the Premises prior to the Commencement Date to construct the Initial Installations, provided that Tenant and its employees, agents, contractors, and suppliers only access the Premises via the Building freight elevator, work in reasonable harmony and do not unreasonably interfere with the performance of other work in the Building by Landlord, Landlord's contractors, other tenants or occupants of the Building (whether or not the terms of their respective leases have commenced) or their contractors. If at any time such entry shall cause, or in Landlord's reasonable judgment threaten to cause, such disharmony or interference, Landlord may terminate such permission upon 24 hours' notice to Tenant, and thereupon, Tenant or its employees, agents, contractors, and suppliers causing such disharmony or interference shall immediately withdraw from the Premises and the Building until Landlord determines such disturbance no longer exists.

(d) Landlord's Right to Perform. Landlord shall have the right, but not the obligation, to perform, on behalf of and for the account of Tenant, subject to reimbursement by Tenant, any of the Initial Installations which (i) Landlord reasonably deems necessary to be done on an emergency basis, (ii) pertains to structural components or the general Building systems, or (iii) pertains to the erection of temporary safety barricades or signs during construction. Except in case of emergency, Landlord shall give prior reasonable written notice to Tenant of its intention to perform such work.

(e) Warranties. On completion of the Initial Installations, Tenant shall provide Landlord with copies of all warranties of at least one year duration on all the Initial Installations. At Landlord's request, Tenant shall enforce, at Tenant's expense, all guarantees and warranties made and/or furnished to Tenant with respect to the Initial Installations.

(f) Protection of Building. All work performed by Tenant shall be performed with a minimum of interference with other tenants and occupants of the Building and shall conform to the Rules and Regulations and those rules and regulations governing construction in the Building as Landlord or Landlord's Agent may impose. Tenant will take all reasonable and customary precautionary steps to protect its facilities and the facilities of others affected by the Initial Installations and to properly police same and Landlord shall have no responsibility for any loss by theft or otherwise. Construction equipment and materials are to be located in confined areas and delivery and loading of equipment and materials shall be done at such reasonable locations and at such time as Landlord shall direct so as not to burden the operation of the Building. Landlord shall advise Tenant in advance of any special delivery and loading dock requirements. Tenant shall at all times keep the Premises and adjacent areas free from accumulations of waste materials or rubbish caused by its suppliers, contractors or workmen. Landlord may require daily clean-up if required for fire prevention and life safety reasons or applicable laws and reserves the right to do clean-up at the expense of Tenant if Tenant fails to comply with Landlord's cleanup requirements. At the completion of the Initial Installations, Tenant's Contractors shall forthwith remove all rubbish and all tools, equipment and surplus materials from and about the Premises and Building. Any damage caused by Tenant's Contractors to any portion of the Building or to any property of Landlord or other tenants shall be repaired forthwith after written notice from Landlord to its condition prior to such damage by Tenant at Tenant's expense.

(g) Compliance by all Tenant Contractors. Tenant shall impose and enforce all terms hereof on Tenant's Contractors and its designers, architects and engineers. Landlord shall have the right to order Tenant or any of Tenant's Contractors, designers, architects or engineers who willfully violate the provisions of this Workletter to cease work and remove himself or itself and his or its equipment and employees from the Building.

(h) Accidents, Notice to Landlord. Tenant's Contractors shall assume responsibility for the prevention of accidents to its agents and employees and shall take all reasonable safety precautions with respect to the work to be performed and shall comply with all reasonable safety measures initiated by the Landlord and with all applicable Requirements for the safety of persons or property. Tenant shall advise the Tenant's Contractors to report to Landlord any injury to any of its agents or employees and shall furnish Landlord a copy of the accident report filed with its insurance carrier within 3 days of its occurrence.

(i) Required Insurance. Tenant shall cause Tenant's Contractors to secure, pay for, and maintain during the performance of the construction of the Initial Installations, insurance in the following minimum coverages and limits of liability:

          (i) Workmen's Compensation and Employer's Liability Insurance as required by Requirements.

          (ii) Commercial General Liability Insurance (including Owner's and Contractors' Protective Liability) in an amount not less than $2,000,000 per occurrence, whether involving bodily injury liability (or death resulting therefrom) or property damage liability or a combination thereof with a minimum aggregate limit of $2,000,000, and with umbrella coverage with limits not less than $10,000,000. Such insurance shall provide for explosion and collapse, completed operations coverage with a two-year extension after completion of the work, and broad form blanket contractual liability coverage and shall insure Tenant's Contractors against any and all claims for bodily injury, including death resulting therefrom and damage to the property of others and arising from its operations under the contracts whether such operations are performed by Tenant's Contractors, or by anyone directly or indirectly employed by any of them.

          (iii) Business Automobile Liability Insurance, including the ownership, maintenance, and operation of any automotive equipment, owned, hired, or non-owned in an amount not less than $500,000 for each person in one accident, and $1,000,000 for injuries sustained by two or more persons in any one accident and property damage liability in an amount not less than $1,000,000 for each accident. Such insurance shall insure Tenant's Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others arising from its operations under the contracts, whether such operations are performed by Tenant's Contractors, or by anyone directly or indirectly employed by any of them.

          (iv) "All-risk" builder's risk insurance upon the entire Initial Installations to the full insurance value thereof. Such insurance shall include the interest of Landlord and Tenant (and their respective contractors and subcontractors of any tier to the extent of any insurable interest therein) in the Initial Installations and shall insure against the perils of fire and extended coverage and shall include "all-risk" builder's risk insurance for physical loss or damage including, without duplication of coverage, theft, vandalism, and malicious mischief. If portions of the Initial Installations are stored off the site of the Building or in transit to such site are not covered under such "all-risk" builder's risk insurance, then Tenant shall effect and maintain similar property insurance on such portions of the Initial Installations. Any loss insured under such "all-risk" builder's risk insurance is to be adjusted with Landlord and Tenant and made payable to Landlord as trustee for the insureds, as their interest may appear, subject to the agreement reached by such parties in interest, or in the absence of any such agreement, then in accordance with a final, nonappealable order of a court of competent jurisdiction. If after such loss no other special agreement is made, the decision to replace or not replace any such damaged the Initial Installations shall be made in accordance with the terms and provisions of the Lease including, this Workletter. The waiver of subrogation provisions contained in the Lease shall apply to the "all-risk" builder's risk insurance policy to be obtained by Tenant pursuant to this paragraph (iv).

                  All policies (except the Workmen's Compensation policy) shall be endorsed to include as additional named insureds Landlord and its officers, employees, and agents, Landlord's contractors, Landlord's architect, Tishman Speyer Properties, L.P., any Mortgages and Superior Lessors and such additional persons as Landlord may designate. Such endorsements shall also provide that all additional insured parties shall be given 30 days' prior written notice of any reduction, cancellation, or nonrenewal of coverage by certified mail, return receipt requested (except that 10 days' notice shall be sufficient in the case of cancellation for nonpayment of premium) and shall provide that the insurance coverage afforded to the additional insured parties thereunder shall be primary to any insurance carried independently by such additional insured parties. At Tenant's request, Landlord shall furnish a list of names and addresses of parties to be named as additional insureds. The insurance policies required hereunder shall be considered as the primary insurance and shall not call into contribution any insurance then maintained by Landlord. Additionally, where applicable, such policy shall contain a cross liability and severability of interest clause.

                  To the fullest extent permitted by law, except to the extent of the gross negligence or willful misconduct of Landlord or its employees, agents or contractors, Tenant (and Tenant's Contractors) shall indemnify and hold harmless the Indemnitees from and against all Losses necessitated by activities of the indemnifying party's contractors, bodily injury to persons or damage to property of the Indemnitees arising out of or resulting from the performance of work by the indemnifying party or its contractors. The foregoing indemnity shall be in addition to the insurance requirements set forth above and shall not be in discharge or substitution of the same, and shall not be limited in any way by any limitations on the amount or type of damages, compensation or benefits payable by or for Tenant's Contractors under Workers' or Workmen's Compensation Acts, Disability Benefit Acts or other Employee Benefit Acts.

          (j) Quality of Work. The Initial Installations shall be constructed in a first-class workmanlike manner using only good grades of material and in compliance with the Final Plans, all insurance requirements, applicable laws and ordinances and rules and regulations of governmental departments or agencies and the rules and regulations adopted by Landlord for the Building.

          (k) "As-Built" Plans. Upon completion of the Initial Installations, Tenant shall furnish Landlord with "as built" plans for the Premises, final waivers of lien for the Initial Installations, a detailed breakdown of the costs of the Initial Installations (which may be in the form of an owner's affidavit) and evidence of payment reasonably satisfactory to Landlord, and an occupancy permit for the Premises. The "as-built" plans shall be prepared on an AutoCAD Computer Assisted Drafting and Design System (or such other system or medium as Landlord may accept), using naming conventions issued by the American Institute of Architects in June, 1990 (or such other naming conventions as Landlord may accept) and magnetic computer media of such record drawings and specifications translated in DFX format or another format acceptable to Landlord.

          (l) Mechanics' Liens. Tenant shall not permit any of the Tenant's Contractors to place any lien upon the Building, and if any such lien is placed upon the Building, Tenant shall within 10 days of notice thereof, cause such lien to be discharged of record, by bonding or otherwise. If Tenant shall fail to cause any such lien to be discharged, Landlord shall have the right to have such lien discharged and Landlord's expense in so doing, including bond premiums, reasonable legal fees and filing fees, shall be immediately due and payable by Tenant.

3.   Payment of Costs of the Initial Installations.

          (a) Subject to Landlord's Contribution as provided in Paragraph 3(b) below, the Initial Installations shall be installed by Tenant at Tenant's sole cost and expense. The cost of the Initial Installations shall include, and Tenant agrees to pay Landlord for, the following costs ("Landlord's Costs"): (i) the cost of all work performed by Landlord on behalf of Tenant and for all materials and labor furnished on Tenant's behalf, (ii) the cost of any services provided to Tenant or Tenant's Contractors including but not limited to the cost for rubbish removal, hoisting, and utilities to the extent not included in general conditions charges by the general contractor, and (iii) a supervision fee equal to 3% of Landlord's Contribution. Landlord may render bills to Tenant monthly for Landlord's Costs (provided that the supervision fee shall be billed based on the cost of the Initial Installations performed during the period in question). All bills shall be due and payable no later than the 30th day after delivery of such bills to Tenant. Landlord shall be responsible for, Tenant shall have no responsibility for, and Landlord's Contribution shall not be used for (a) costs incurred to remove Hazardous Materials from the Premises present within the Premises at the time possession thereof is tendered to Tenant, and
(b) costs to bring the Base Building Work into compliance with applicable Requirements applicable to the Base Building Work as of the Effective Date.

          (b) Landlord shall pay to Tenant an amount not to exceed Landlord's Contribution toward the cost of the Initial Installations, provided as of the date on which Landlord is required to make payment thereof, (i) the Lease is in full force and effect, and (ii) no Event of Default then exists. Tenant shall pay all costs of the Initial Installations in excess of Landlord's Contribution. Landlord's Contribution shall be payable solely on account of labor directly related to the Initial Installations and materials delivered to the Premises in connection with the Initial Installations, except that Tenant may apply up to 10% of Landlord's Contribution to pay "soft costs", consisting of architectural, consulting, engineering and legal fees, and furniture and equipment (exclusive of computer equipment) acquired for use in the Premises, incurred in connection with the Initial Installations. Tenant shall not be entitled to receive any portion of Landlord's Contribution not actually expended by Tenant in the performance of the Initial Installations in accordance with this Workletter, nor shall Tenant have any right to apply any unexpended portion of Landlord's Contribution as a credit against Rent or any other obligation of Tenant under the Lease. Upon the completion of the Initial Installations and satisfaction of the conditions set forth below, or upon the occurrence of the date which is twelve months after the Commencement Date (which date shall be extended by reason of strikes, labor trouble or any other similar cause beyond Tenant's control in performing the Initial Installations), whichever first occurs, any amount of Landlord's Contribution which has not been previously disbursed shall be retained by Landlord; provided, however, that notwithstanding anything contained herein to the contrary, such retained amounts shall continue to be held for the benefit of Tenant by Landlord if Tenant delivers a notice to Landlord prior to satisfaction of the conditions set forth below that it is in dispute with any contractors, subcontractors, vendors or other providers of service and refuses to make payments at such time or if any contracts provide for retainage which has not then been finally paid.

          (c) Landlord shall make progress payments to Tenant on a monthly basis, for the work performed during the previous month, less a retainage of 10% of each progress payment ("Retainage"). Each of Landlord's progress payments shall be limited to an amount equal to the aggregate amounts (reduced by the Retainage) theretofore paid by Tenant (as certified by an officer of Tenant and by Tenant's independent architect) to Tenant's contractors, subcontractors and material suppliers which have not been subject to previous disbursements from Landlord's Contribution that fraction of the total amount of such payment, the numerator of which is the amount of Landlord's Contribution, and the denominator of which is the total contract price (or, if there is no specified or fixed contract price for the Initial Installations, then Landlord's reasonable estimate thereof) for the performance of all of the Initial Installations shown on all plans and specifications approved by Landlord. Provided that Tenant delivers requisitions to Landlord on or prior to the 10th day of any month, such progress payments shall be made within 30 days next following the delivery to Landlord of requisitions therefor, signed by the chief financial officer of Tenant, which requisitions shall set forth the names of each contractor and subcontractor to whom payment is due, and the amount thereof, and shall be accompanied by (i) with the exception of the first requisition, copies of conditional waivers and releases of lien upon progress payment in the form prescribed in the Requirements from all contractors, subcontractors, and material suppliers covering all work and materials which were the subject of previous progress payments by Landlord and Tenant, (ii) a written certification from Tenant's architect that the work for which the requisition is being made has been completed substantially in accordance with the Final Plans and (iii) such other documents and information as Landlord may reasonably request, including in connection with title drawdowns and endorsements. Any requisition made following the 10th day of any month shall be paid no later than the last day of the month following the month in which such requisitions are made. Landlord shall disburse the Retainage (and any portion of the Landlord Contribution expended by Tenant but unpaid by Landlord) upon submission by Tenant to Landlord of Tenant's requisition therefor accompanied by all documentation required under this Section 3(c), together with (A) proof of the satisfactory completion of all required inspections and issuance of any required approvals, permits and sign-offs for the Initial Installation by Governmental Authorities having jurisdiction thereover, (B) final "as-built" plans and specifications for the Initial Installations as required pursuant to Section
2(k) and (C) issuance of final, unconditional lien waivers and releases in the form prescribed by the Requirements by all contractors, subcontractors and material suppliers covering all of the Initial Installations. Notwithstanding anything to the contrary set forth in this Section 3(c), if Tenant does not timely (or otherwise bond-over any such lien in accordance with Section 2(l) above) pay any contractor or supplier as required by this provision, then if necessary to prevent the imposition of any mechanics lien Landlord shall have the right, but not the obligation, to pay, following 5 Business Days notice to Tenant, to such contractor or supplier all sums so due from Tenant, and Tenant agrees the same shall be deemed Additional Rent and shall be paid by Tenant within 10 days after Landlord delivers to Tenant an invoice therefor.

4.   Miscellaneous.

          (a) All defined terms as used herein shall have the meanings ascribed to them in the Lease.

          (b) Tenant agrees that, in connection with the Initial Installations and its use of the Premises prior to the commencement of the Term of the Lease, Tenant shall have those duties and obligations with respect thereto that it has pursuant to the Lease during the Term, except the obligation for payment of rent, and further agrees that Landlord shall not be liable in any way for injury, loss, or damage which may occur to any of the Initial Installations or installations made in the Premises, or to any personal property placed therein, the same being at Tenant's sole risk.

          (c) Except as expressly set forth herein or in the Lease, Landlord has no other agreement with Tenant and Landlord has no other obligation to do any other work or pay any amounts with respect to the Premises. Any other work in the Premises which may be permitted by Landlord pursuant to the terms and conditions of the Lease shall be done at Tenant's sole cost and expense and in accordance with the terms and conditions of the Lease.

          (d) This Workletter shall not be deemed applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions thereto in the event of a renewal or extension of the initial term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement thereto.

          (e) The failure by Tenant to pay any monies due Landlord pursuant to this Workletter within the time period herein stated shall be deemed a default under the terms of the Lease for which Landlord shall be entitled to exercise all remedies available to Landlord for nonpayment of Rent (subject, however, to applicable notice and cure periods as set forth in the Lease). All late payments shall bear interest pursuant to Section 15.6 of the Lease.

                                    EXHIBIT D

                                Design Standards

          (a) HVAC. The Building HVAC System serving the Premises shall maintain average temperatures within the Premises during the hours of 6:00 a.m. to 6:00 p.m. on Business Days of (i) not less than 70(0) F. during the heating season when the outdoor temperature is 34(0) F. or more and (ii) not more than 75(0) F. and 50% humidity + 5% during the cooling season, when the outdoor temperatures are at 86(0) F. dry bulb and 68(0) F. wet bulb, with, in the case of clauses (i) and (ii), a population load per floor of not more than one person per 150 square feet of useable area, other than in dining and other special use areas per floor for all purposes, and shades fully drawn and closed, including lighting and power, and to provide at least .15 CFM of outside ventilation per square foot of rentable area. Use of the Premises, or any part thereof, in a manner exceeding the foregoing design conditions or rearrangement of partitioning after the initial preparation of the Premises which interferes with normal operation of the air-conditioning service in the Premises may require changes in the air-conditioning system serving the Premises at Tenant's expense.

          (b) Electrical. The Building Electrical System serving the Premises shall provide

               (i) 1 1/2 watts per usable square foot of high voltage (480/277 volt) connected load/lighting to each floor

               (ii) 4 watts per usable square foot of low voltage (120/280 volts) connected load/convenience power to each floor

               (iii)   4  1/2   watts   per   usable   square   foot   connected
               load/mechanical to each floor

                                    EXHIBIT E

                             Cleaning Specifications

GENERAL CLEANING

NIGHTLY

     General Offices:

1.   All hard surfaced flooring to be swept using approved dustdown preparation.
2. Carpet sweep all carpets, moving only light furniture (desks, file cabinets, etc. not to be moved).
3.   Hand dust and wipe clean all furniture, fixtures and window sills.
4.   Empty all waste receptacles and remove wastepaper.
5.   Wash clean all Building water fountains and coolers.
6.   Sweep all private stairways.

     Lavatories:

1.   Sweep and wash all floors, using proper disinfectants.
2.   Wash and polish all mirrors, shelves, bright work and enameled surfaces.
3.   Wash and disinfect all basins, bowls and urinals.
4.   Wash all toilet seats.
5. Hand dust and clean all partitions, tile walls, dispensers and receptacles in lavatories and restrooms.
6.   Empty paper receptacles, fill receptacles and remove wastepaper.
7.   Fill toilet tissue holders.
8.   Empty and clean sanitary disposal receptacles.

WEEKLY

1.   Vacuum all carpeting and rugs.
2. Dust all door louvers and other ventilating louvers within a person's normal reach.
3.   Wipe clean all brass and other bright work.
4.   Wax all hard surface flooring

QUARTERLY

     High dust premises complete including the following:

1. Dust all pictures, frames, charts, graphs and similar wall hangings not reached in nightly cleaning.
2. Dust all vertical surfaces, such as walls, partitions, doors, door frames and other surfaces not reached in nightly cleaning.
3.   Dust all venetian blinds.
4.   Wash all windows.

                                    EXHIBIT F

                              Rules and Regulations

1. Nothing shall be attached to the outside walls of the Building. No curtains, blinds, shades, screens or other obstructions shall be attached to or hung in or used in connection with any exterior window or entry door of the Premises, without the prior consent of Landlord.

2. No sign, advertisement, notice or other lettering visible from the exterior of the Premises shall be exhibited, inscribed, painted or affixed to any part of the Premises without the prior written consent of Landlord. All lettering on doors shall be inscribed, painted or affixed in a size, color and style acceptable to Landlord.

3. The grills, louvers, skylights, windows and doors that reflect or admit light and/or air into the Premises or Common Areas shall not be covered or obstructed by Tenant, nor shall any articles be placed on the window sills, radiators or convectors.

4. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the Building, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

5. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purposes other than ingress of egress to and from the Premises and for delivery of merchandise and equipment in a prompt and efficient manner, using elevators and passageways designated for such delivery by Landlord.

6. Except in those areas designated by Tenant as "security areas," all locks or bolts of any kind shall be operable by the Building's Master Key. No locks shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in locks or the mechanism thereof which shall make such locks inoperable by the Building's Master Key. Tenant shall, upon the termination of its Lease, deliver to Landlord all keys of stores, offices and lavatories, either furnished to or otherwise procured by Tenant and in the event of the loss of any keys furnished by Landlord, Tenant shall pay to Landlord the cost thereof.

7. Tenant shall keep the entrance door to the Premises closed at all times.

8. All movement in or out of any freight, furniture, boxes, crates or any other large object or matter of any description must take place during such times and in such elevators as Landlord may prescribe. Landlord reserves the right to inspect all articles to be brought into the Building and to exclude from the Building all articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Landlord may require that any person leaving the public areas of the Building with any article to submit a pass, signed by an authorized person, listing each article being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on Landlord for the protection of any Tenant against the removal of property from the Premises.

9. All hand trucks shall be equipped with rubber tires, side guards and such other safeguards as Landlord may require. 10. None of Tenant's employees, visitors or contractors shall be permitted to have access to the Building's roof, mechanical, electrical or telephone rooms without permission from Landlord.

11. Tenant shall not lay floor tile, or other similar floor covering so that the same shall come in direct contact with the concrete floor of the Premises and, if such floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other material, soluble in water; the use of cement or other similar adhesive material being expressly prohibited.

12. Tenant shall not permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, vibrations or interfere in any way with other tenants or those having business therein.

13. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises, unless otherwise reasonably agreed to by Landlord. Tenant shall not cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness.

14. Tenant shall store all its trash and recyclables within its Premises. No material shall be disposed of which may result in a violation of any Requirement. All refuse disposal shall be made only though entry ways and elevators provided for such purposes and at such times as Landlord shall designate. Tenant shall use the Building's hauler.

15. Except in connection with Decorative Alterations, Tenant shall not mark, paint, drill into or in any way deface any part of the Building, except with the prior written consent of Landlord in the case of the Premises, which consent shall not be unreasonably withheld. No boring, cutting or stringing of wires shall be permitted, except with prior reasonable consent of Landlord, and as Landlord may direct.

16. The water and wash closets, electrical closets, mechanical rooms, fire stairs and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant where a Tenant Party caused the same.

17. Tenant, before closing and leaving the Premises at any time, shall see that all lights, water faucets, etc. are turned off. All entrance doors in the Premises shall be kept locked by Tenant when the Premises are not in use. 18. No bicycles, in-line roller skates, vehicles or animals of any kind (except for seeing eye dogs) shall be brought into or kept by any Tenant in or about the Premises or the Building.

19.  Canvassing or soliciting in the Building is prohibited.

20. Employees of Landlord or Landlord's Agent shall not perform any work or do anything outside of the regular duties, unless under special instructions from the office of Landlord or in response to any emergency condition.

21. Tenant is responsible for the delivery and pick up of all mail from the United States Post Office.

22. Landlord reserves the right to exclude from the Building during other than Ordinary Business Hours all persons who do not present a valid Building pass. Tenant shall be responsible for all persons for whom a pass shall be issued at the request of Tenant and shall be liable to Landlord for all acts of such persons.

23. Landlord shall not be responsible to Tenant or to any other person for the non-observance or violation of these Rules and Regulations by any other tenant or other person. Tenant shall be deemed to have read Rules and Regulations and to have agreed to abide by them as a condition to its occupancy of the Premises.

                                    EXHIBIT G

                           Development Specifications

                                    EXHIBIT H

                               Base Building Work

BASE BUILDING WORK BY LANDLORD
A.   All site work, including landscaping, parking and site utilities.
B.   Main building lobby including:
     (i) All surfaces finished
     (ii) Lighting
     (iii)    All doors, hardware and glazing installed.
C. Required building exit corridors on the first floor complete on the inside including all finishes, doors and hardware, glazing and lighting.
D.   Typical elevator vestibule, fire taped.
E.   Elevator  cabs  complete,  including  all  finishes,  doors,  hardware  and lighting.
F.   Building stairs complete, including all finishes, doors and lighting.
G.   Building mechanical equipment room, including doors, hardware and lighting.
H.   Building electrical rooms, including doors, hardware and lighting.
I. Building telephone closets (less paint and backboard), including all finishes, doors, hardware and lighting.
J.   Restrooms complete,  including all finishes, doors and hardware,  lighting,
     plumbing,   fixtures,  life  safety  devices,  partitions  and  accessories installed to meet code and ADA.
K.   HVAC ducts and piping distributed to each floor stubbed out of the shafts.
L.   Main power distribution brought to each floor.
M. Fire sprinklers and fire protection on each floor as required per code for base building installed to an open plan.
N.   Main telecommunications route to each floor.
O. Provision of one dedicated 4-inch conduit from the main electrical room on the first level of the Building to each of the electrical closets within the Premises.
P.   Cable TV service and fiber optics brought to the Building.
Q. 120/208 Volt 3-Phase 4-wire power to electrical room on each floor. 2 panels with 84 circuits on each floor; additional circuits or 277/480 Volt power available at Tenant's cost.
R. Centralized computer security system monitoring all doors, service areas, elevators, and select building stairwells.
S. Demising walls fire taped and ready for tenant finish; exterior walls insulated.
T.   Exterior windows tinted and equiped with horizontal venetian blinds.
U. Install two (2) four-inch (4") conduits between Building One and the Building originating, in each building, in a ground floor telephone closet located therein.

                                    Exhibit I

                      425 LEXINGTON AVENUE, NEW YORK, 10017

                                  June __, 2000

                                                    ISSUE DATE: June ___, 2000

                                                    EXPIRY DATE: June ___, 2001

              IRREVOCABLE STANDBY LETTER OF CREDIT NO. SYN-00-10006

Beneficiary:                                                 Applicant:
------------                                                 ---------

WHTS Freedom Circle Partners II, L.L.C.                      PMC-Sierra, Inc.
c/o Tishman Speyer Properties, L.P.
520 Madison Avenue
New York, NY 10022
ATT:  GENERAL COUNSEL


We hereby establish our Irrevocable Standby Letter of Credit No. SYN-00-10006 in your favor for a principal amount of USD 2,000,000.00 (Two Million and 00/100 U.S. Dollars), available at Canadian Imperial Bank of Commerce, 425 Lexington Avenue, New York, New York 10017, by payment against your drafts at sight (in the form of Exhibit A attached hereto) to be accompanied by:

1.   This Original Letter of Credit and all amendments, if any;

2.   An  affidavit,   purportedly   signed  by  an  authorized  officer  of  the
     Beneficiary, under penalty of perjury stating:

"(1) A default of PMC-Sierra, Inc. beyond applicable notice and cure periods has occurred and is continuing under that certain lease (the "Lease") dated February 1, 2000 between PMC-Sierra, Inc. as Tenant and the Beneficiary hereunder as Landlord ("Landlord"), and (2) Landlord is entitled under the Lease to draw the amount being drawn."

                  OR

                  "Notice of non renewal of Canadian Imperial Bank of Commerce Irrevocable Letter of Credit SYN-00-10006 has been received by the Beneficiary and a replacement letter of credit has not been received by the Beneficiary within 15 business days of the expiry date. Beneficiary hereby instructs Canadian
                  Imperial Bank of Commerce to pay the draft amount to _________________ at _________."

This Letter of Credit may be transferred upon presentation to us of a signed transfer form in the form of Annex 1 accompanied by this Letter of Credit, in which the Beneficiary irrevocably transfers to such transferee all of its rights hereunder, whereupon we agree to either issue a substitute letter of credit to such successor (which designates the transferee as beneficiary, and with all references to "you" referring to it and is otherwise in the same form as this letter of credit and is also transferable) or endorse such transfer on the reverse of this Letter of Credit.

Partial drawings are permitted.

It is a condition of this Irrevocable Standby Letter of Credit that it is automatically extended without amendment for successive periods of one year from the then relevant expiration date, but in no event later than ___________________,2011 unless we notify you by registered Mail or overnight courier at least 30 days prior to the then relevant expiration date to the effect that we elect not to extend this Irrevocable Standby Letter of Credit for any further periods. In the event this credit is not extended for an additional period as provided above, you may draw as provided for above.

                  Except as expressly stated herein, this undertaking is not subject to any agreements, requirements or qualification. Our obligation under this letter of credit is our individual obligation and is on no way contingent upon reimbursement with respect thereto or upon our ability to perfect any lien, security interest or any other reimbursement.

All correspondence shall be addressed to Canadian Imperial Bank of Commerce, 425 Lexington Avenue, New York, NY 10017, USA, Attention: Agency Services, and shall mention this Letter of Credit number.

All drafts so drawn must be marked "Drawn under Irrevocable Letter of Credit No. SYN-00-10006, dated June __31, 2000.

This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Publication No. 500, and shall be deemed to be a contract made under, and as to matters not governed by the UCP, shall be governed and construed in accordance with the laws of the State of New York and applicable U.S. law.

Sincerely,

Canadian Imperial Bank of Commerce

------------------------------------             -------------------------------
Authorized Signatory                             Countersigned

------------------------------------             -------------------------------
Beneficiary's Approval                           Applicant's Approval

                                     ANNEX 1

Canadian Imperial Bank of Commerce
425 Lexington Avenue
New York, New York  10017

Reference is made to Canadian Imperial Bank of Commerce Letter of Credit SYN-00-10006.

The undersigned, as beneficiary hereby irrevocably transfers to ___________, (the "Transferee") all rights of the undersigned to draw under the Letter of Credit.

                                Very truly yours,

                                --------------------------------
                                WHTS Freedom Circle Partners II, L.L.C.

                                    Exhibit A

FOR VALUE RECEIVED

PAY AT SIGHT BY WIRE TRANSFER IN IMMEDIATELY AVAILABLE FUNDS TO
_____________________ THE SUM OF U.S. $______________ DRAWN UNDER IRREVOCABLE
LETTER OF CREDIT NO. _______________, DATED ___________, 2000___, ISSUED BY
_______________________________.



TO:  [CIBC]


         ----------------------------
         New York, New York

                  FIRST AMENDMENT TO AMENDED AND RESTATED LEASE

                  THIS FIRST AMENDMENT TO AMENDED AND RESTATED lease (the "First Amendment") is made as of this 7 day of April, 2000, by and between WHTS freedom circle partners, l.l.c., a Delaware limited liability company ("Landlord"), and PMC--sIERRA, INC., a Delaware corporation ("Tenant").

                                    RECITALS:

                  Landlord and Tenant are parties to that certain Amended and Restated Lease, dated as of April 7, 2000 (the "Lease"), under the terms of which Landlord leased to Tenant, and Tenant leased from Landlord, certain premises located at 3975 Freedom Circle Drive, Santa Clara, California. Landlord and Tenant now desire to amend the Lease in several respects.

                  NOW, THEREFORE, Landlord and Tenant hereby agree as follows:

1. All defined terms as used in this First Amendment shall have the same meanings as set forth in the Lease, unless otherwise expressly set forth herein.

2. The Basic Lease Provisions as set forth in Article 1 are hereby amended in accordance with the following:


      PREMISES      A portion of the first floor and the entire  second,  third,
                    fourth   and  fifth   floors  of  the   Building,   as  more
                    particularly shown on Exhibits A-1, A-2, A-3, A-4 and A-5.

      COMMENCEMENT
      DATE The later to occur of (a) the Scheduled Commencement Date, and (b) the 90th calendar day following the date of Landlord's tender of possession of the Premises with the Base Building Work at a stage of completion so as to permit Tenant's contractors to commence construction of the Initial Installations without unreasonable delay or interference.

      EXPIRATION    DATE  The date  which is the last day of the  month in which the 11th anniversary of the Commencement Date occurs, or the last day of any renewal or extended term, if the Term of this Lease is extended in accordance with any express provision hereof.

      TENANT'S
      PROPORTIONATE
      SHARE          38.3723%

      AREA OF PREMISES     Floor 1:    11,861   rentable   square  feet  (10,676
                                       usable square feet).
                           Floor 2:    21,813   rentable   square  feet  (19,634
                                       usable square feet).
                           Floor 3:    24,856   rentable   square  feet  (22,373
                                       usable square feet).
                           Floor 4:    24,856   rentable   square  feet  (22,373
                                       usable square feet).
                           Floor 5:    24,856   rentable   square  feet  (22,373
                                       usable square feet)
                           Total:      108,242   rentable  square  feet  (97,429
                                       usable square feet).

      FIXED RENT           Period      Per Annum                 Per Month
                           ------      ---------                 ---------
                           Year 1      $3,746,298.92             $312,191.58
                           Year 2      $3,877,419.38             $323,118.28
                           Year 3      $4,013,129.06             $334,427.42
                           Year 4      $4,153,588.57             $346,132.38
                           Year 5      $4,298,964.17             $358,247.01
                           Year 6      $4,449,427.92             $370,785.66
                           Year 7      $4,605,157.90             $383,763.16
                           Year 8      $4,766,338.42             $397,194.87
                           Year 9      $4,933,160.27             $411,096.69
                           Year 10     $5,105,820.88             $425,485.07
                           Year 11     $5,284,524.61             $440,377.05

      Landlord's contribution     $3,247,260.00.
                                    * * * * *
3. In all other respects, the Lease remains unchanged and in full force and effect.

                  IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Amended and Restated Lease as of the dates set forth below, and it shall be effective as of the latter of such dates.

LANDLORD:                                                 TENANT:

WHTS FREEDOM CIRCLE PARTNERS II, L.L.C.,                  PMC - SIERRA, INC.,
a Delaware limited liability company                      a Delaware corporation


By:  Tishman  Speyer/Travelers Real Estate Venture, L.P.,
     a Delaware limited partnership                       By:___________________

     By: Tishman Speyer/Travelers Associates,             Its:__________________
         a Delaware limited partnership
         Its general partner                              By: __________________

         By:  TSCE Venture Corp., a Delaware corporation
              Its general partner                         Its:__________________

              By: ___________________________

                  Its:________________________

and

By:  Whitehall  Street Real Estate Limited  Partnership  IX, a
     Delaware limited partnership, its managing member

     By: Whitehall  Advisors,  L.L.C.  IX,  Inc.,  a  Delaware
         limited liability company, its general partner

         By:  Whitehall  IX/X,  Inc., a Delaware  corporation,
              its managing member

              By: ___________________________

              Its:___________________________